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                              Annual Report
                              December 31, 2002

                              CDC Nvest Star Value Fund
                              Harris Associates
                              Loomis, Sayles & Company
                              Vaughan, Nelson, Scarborough & McCullough
                              Westpeak Global Advisors

                              CDC Nvest Star Small Cap Fund
                              Harris Associates
                              Loomis, Sayles & Company
                              RS Investment Management
                              Salomon Brothers Asset Management

                              CDC Nvest Star Advisers Fund
                              Harris Associates
                              Loomis, Sayles & Company
                              Mercury Advisors

                              CDC Nvest Star Growth Fund
                              Miller Anderson
                              RS Investment Management
                              Vaughan, Nelson, Scarborough & McCullough
                              Westpeak Global Advisors

                              CDC Nvest Star Worldwide Fund
                              Hansberger Global Investors
                              Harris Associates
                              Loomis, Sayles & Company

                                  See page 59 for supplement to the prospectuses

CDC Nvest Funds

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Annual Report                                                  December 31, 2002
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Table of contents

President's Letter ........................................................    1
Economic Update ...........................................................    2
Portfolio Managers' Commentary and Performance
  CDC Nvest Star Value Fund ...............................................    4
  CDC Nvest Star Small Cap Fund ...........................................    6
  CDC Nvest Star Advisers Fund ............................................    8
  CDC Nvest Star Growth Fund ..............................................   10
  CDC Nvest Star Worldwide Fund ...........................................   12
Risks of Investing in CDC Nvest Star Funds ................................   14
Schedules of Investments
  CDC Nvest Star Value Fund ...............................................   15
  CDC Nvest Star Small Cap Fund ...........................................   18
  CDC Nvest Star Advisers Fund ............................................   23
  CDC Nvest Star Growth Fund ..............................................   27
  CDC Nvest Star Worldwide Fund ...........................................   31
Statements of Assets and Liabilities ......................................   34
Statements of Operations ..................................................   35
Statements of Changes in Net Assets .......................................   36
Financial Highlights ......................................................   38
Notes to Financial Statements .............................................   44
Report of Independent Accountants .........................................   54
Trustees' Information .....................................................   56
Supplement to the Prospectuses ............................................   59

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                               PRESIDENT'S LETTER
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February 2003
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[photo]
John T. Hailer
President
CDC Nvest Funds

"...A professional financial advisor can help you take the emotion out of investing and make sound, rational decisions for the long term."

--------------------------------------------------------------------------------

Dear Shareholder:

Investors will remember 2002 as a year marked by extremes. The bear market reached into its third year, questions surrounding corporate governance grew, and the threat of war with Iraq intensified. Yet even through these dark clouds, investors found some bright spots and the market delivered seven weeks of positive returns through October and November, making for the longest rally since the first quarter of 2000.

It may be impossible to predict where the market will go from here, but there are steps you can take to be prepared. Now is a good time to return to such core investment principles as investing with a long-term outlook, diversifying your portfolio, managing your asset allocation, and looking to your financial advisor for guidance.

This fourth principle may be the most important for these times. When you are unnerved by volatility and uncertainty, a professional financial advisor can help you take the emotion out of investing and make sound, rational decisions for the long term.

As you plan your future, CDC Nvest Funds will be here for you, giving you access to the depth and strength of CDC IXIS Asset Management, a $312 billion* global money manager. Through its unique multi-manager approach we can bring you a diverse selection of investment disciplines that may help you achieve many goals in the years ahead.

We thank you for continuing to place your trust in CDC Nvest Funds and look forward to helping you succeed, whatever the future brings.

Sincerely,

/s/ John T. Hailer

*As of 12/31/02

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ECONOMIC UPDATE
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February 2003
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THE ECONOMY

As 2002 drew to a close, a full economic recovery remained out of reach. Quarterly growth numbers surged to 5.0% in the first quarter and then slowed to a crawl in the fourth quarter, for an average rate for the year of 2.4%, according to the U.S. Commerce Department's advanced estimate. Layoffs continued among manufacturing companies, the result of continued sluggish demand for industrial equipment, big-ticket consumer items and air travel. The jobless rate rose to 6.0% at the end of December, according to the U.S. Department of Labor. This was an eight-year high, although labor markets actually improved in sectors that are expected to get a boost from higher defense spending.

Except for basic areas like medical care and housing, low inflation is helping consumers stretch their dollar. While most retailers were disappointed with holiday sales, car sales were surprisingly strong, and spending on computers and other technology-related equipment finally came to life by the end of the year. Personal savings reached 4.4% of disposable income in the fourth quarter of 2002
- well above the depressed levels of the past few years, but below levels prior to the stock market boom in the late 1990s. The housing market, which had remained strong all year, began to cool late in the year, only to surge again in December, pushing home building activity for all of 2002 to the highest level in 16 years.

Aside from the possibility of war in Iraq, prospects for the year ahead are brighter. Strong productivity growth is expected to translate into greater profitability, and the Federal Reserve Board's November interest rate cut, the first in nearly a year, is expected to provide added stimulus for growth.

            Personal Savings Rate versus Dow Jones Industrial Average
                        Ten Years ended December 31, 2002

                                 Personal    Dow Jones
                                 Savings     Industrial
                                   Rate       Average
                         1993      8.7          3754
                         1994      6.6          3834
                         1995      4.8          5117
                         1996      4.6          6448
                         1997      4.2          7908
                         1998      3.9          9181
                         1999      1.6         11497
                         2000      2.7         10767
                         2001      1.3         10022
                         2002      4.4          8342

Source: Seasonally adjusted personal savings rate, Bureau of Economic Analysis.

The chart compares the annual personal savings rate of all Americans for each of the past ten years to the closing price on the Dow Jones Industrial Average. As the Dow headed into its steep rise in the late 1990s, the personal savings rate declined. As stock prices began a three-year decline in 2000, the savings rate increased for the first time in ten years. This suggests that investors no longer feel they can rely on double-digit returns on their investments to build for their future. They are reaching deeper into their pockets, setting aside a greater portion of their disposable income.

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ECONOMIC UPDATE
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THE EQUITY MARKETS

For equity investors, 2002 was a year on the see-saw. Stock prices moved up in the first quarter, down in the second and third quarters, and back up again in the fourth quarter, raising hope that the longest bear market in recent memory could finally be over. But for the year as a whole, the gains were not enough; all major stock market indexes closed December in negative territory, making 2002 the third consecutive losing year for common stocks.

Foreign stocks fared as badly as the U.S. market or even worse, as economic problems persisted around the globe. However, the market experienced a change in sentiment in the fourth quarter, as money flowed into stocks that had been hard hit a year ago. U.S.-based investors benefited from the strength of the euro versus the dollar. Asian equities were also mired in red ink, but in general, Asian markets did better than the United States.

THE FIXED-INCOME MARKETS

Bond investors were on a see-saw of their own, but returns generally moved counter to the stock market. However, the Fed's decision to cut short-term interest rates by a generous 0.5% in November gave the markets renewed strength in December. The yield on the benchmark ten-year U.S. Treasury bond fell from 5.1% to 4.0% by the end of the year and short-term rates dropped from 1.7% to 1.2% - their lowest level in 41 years. In general, higher-quality bonds outperformed lower-quality bonds. Municipal bonds, which had been strong performers throughout the year, were flat in the closing quarter. High-yield bonds generally lost ground during the year, as the bankruptcy rate remained high, especially in the troubled telecommunications and utilities sectors. However, in the final quarter, high-grade bonds lost ground and the high-yield sector came back to life.

                            Historical Interest Rates
              Quarter-by-quarter, ten years ended December 31, 2002

                                3 Month           10 Year
                             Treasury Bills    Treasury Bonds
                   Dec-92         3.22               6.7
                   Mar-93         2.96              6.07
                   Jun-93         3.05              5.79
                   Sep-93          2.9              5.33
                   Dec-93         3.06              5.77
                   Mar-94          3.5              6.72
                   Jun-94          4.2              7.27
                   Sep-94         4.79               7.6
                   Dec-94         5.56              7.81
                   Mar-95         5.64              7.15
                   Jun-95         5.35              6.17
                   Sep-95         5.14              6.26
                   Dec-95         4.91              5.64
                   Mar-96         4.99              6.32
                   Jun-96         5.12              6.85
                   Sep-96         5.18              6.73
                   Dec-96         5.08              6.45
                   Mar-97         5.13               6.9
                   Jun-97         5.12              6.42
                   Sep-97         4.93              6.06
                   Dec-97         5.29              5.75
                   Mar-98         5.05              5.61
                   Jun-98            5              5.44
                   Sep-98         4.43              4.46
                   Dec-98         4.52               4.7
                   Mar-99         4.38              5.24
                   Jun-99         4.75              5.87
                   Sep-99         4.72              5.92
                   Dec-99          5.3              6.41
                   Mar-00         5.72              6.13
                   Jun-00         5.68              6.08
                   Sep-00         6.01              5.82
                   Dec-00          5.7              5.01
                   Mar-01          4.2              4.95
                   Jun-01         3.38              5.29
                   Sep-01         2.32              4.53
                   Dec-01         1.71              5.15
                   Mar-02         1.82              5.38
                   Jun-02         1.69              4.83
                   Sep-02         1.54              3.69
                   Dec-02         1.19              3.92

                   Source: Federal Reserve Board


The chart compares interest rates on two market benchmarks over the past decade. In the two years since the Fed began its stimulus program, both ten-year and three-month Treasury rates have been volatile. However, while rates on ten-year Treasuries declined by 20%, from 5.0% to 4.0%, three-month Treasuries fell by almost 80% during the period, from 5.9% to 1.2%. The chart also shows that this pattern is unusual. Historically, interest rates on short-term securities have been less volatile than longer-term rates.

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CDC NVEST STAR VALUE FUND
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                                                               Portfolio Profile
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Objective:
Seeks reasonable long-term investment returns from a combination of market appreciation and dividend income from equity securities

Strategy:
Invests primarily in value-oriented mid- and large-cap stocks

Inception Date:
June 5, 1970

Subadvisers:
Harris Associates L.P.
Loomis, Sayles & Company, L.P.
Vaughan, Nelson, Scarborough & McCullough, L.P. (VNSM)
Westpeak Global Advisors, L.P.

Symbols:
Class A     NEFVX
Class B     NEVBX
Class C     NECVX

Net Asset Value Per Share:
(December 31, 2002)
Class A        $6.20
Class B         5.80
Class C         5.80

                                                           Management Discussion
--------------------------------------------------------------------------------

After the steep market sell-off this summer, value stocks bounced back in the fourth quarter, but not as much as growth stocks. For the 12 months ended December 31, 2002, the total return on Class A shares of CDC Nvest Star Value Fund was -19.48%. The fund's benchmark, the Russell 1000 Value Index, returned -15.52% for the same period, while the average return on the funds in Morningstar's Large Cap Value category was -18.92%.

The fund's four investment advisors use different approaches in pursuit of value. VNSM seeks undervalued stocks of established companies. Loomis Sayles focuses on companies with below-average valuations and above-average earnings prospects. Westpeak employs proprietary research models to select stocks based on value and growth potential. Harris Associates looks for deeply discounted stocks of companies with competitive returns and growth potential.

VNSM SOUGHT OPPORTUNITY AMONG DOWNTRODDEN LARGE CAPS

VNSM tries to profit from pessimism. This summer, as many stocks fell to levels that reflected extreme pessimism, VNSM focused on some that were hit the hardest. They bought Intel on weakness and were rewarded. Holdings of technology giants Cisco, IBM and Microsoft were added, with promising results. When allegations of conflict of interest hurt financial firms, certain brokerages, banks and insurance companies were added, also with positive results. However, Electronic Data Systems hurt performance and was sold at a loss. VNSM bought Tenet Healthcare when its stock plunged following criticism of its billing practices; it has yet to recover. Nonetheless, VNSM believes other healthcare service providers like HCA, and certain pharmaceutical stocks should reward investors in 2003 and beyond.

LOOMIS EMPHASIZED COMPANIES POISED FOR ECONOMIC GROWTH

This segment features stocks of diverse consumer companies that appeared to be undervalued as a result of the sluggish economy. Walt Disney participated in the fourth-quarter rally, but Kraft Foods and Masco (a home improvement company) both lagged. Loomis also found parts of the healthcare sector attractive, notably pharmaceutical giant Merck, which rebounded at the end of the year, as did two major banks, Washington Mutual and U.S. Bancorp. This segment remains underweight in technology because Loomis was able to find only a few high-tech stocks that met their value criteria. It is also underweight in energy because Loomis believes this sector currently involves too much risk. With relatively small positions in these two sectors, this segment lagged the benchmark, but Loomis believes it should perform well if the economic recovery continues to gain strength.

WESTPEAK FOCUSED ON UNDERVALUED STOCKS OF PROFITABLE COMPANIES

Westpeak invested in computer hardware companies with improving earnings prospects, including Hewlett-Packard, Pitney-Bowes and Cisco. This summer they took advantage of price weakness to add to this sector and replaced Pitney-Bowes with Dell Computer. Westpeak also began to emphasize interest-sensitive companies in construction and housing, including Pulte Homes and MDC Holdings. Late in the year, Westpeak shifted focus to banks (BankAmerica), insurance companies (Old Republic International), consumer staples (Procter & Gamble), and pharmaceuticals (Ribapharm and Johnson & Johnson). The net effect of these changes was to keep the segment slightly ahead of the benchmark for the year.

HARRIS EMPHASIZES DISCOUNTED STOCKS, NOT SECTORS

During the year, Harris built positions in a variety of companies that appeared to be selling at a significant discount to their true value. Examples included AOL Time Warner, Best Buy, Liberty Media Corporation, MBNA, Schering-Plough Corporation, Sovereign Bancorp, and Starwood Hotels & Resorts. This segment benefited from strong performance of The Gap, Sovereign Bancorp and Washington Mutual. These successes were partially offset by weakness in Interpublic Group, which was hurt by low advertising revenues, and Guidant, which reflected general weakness in the healthcare industry and concerns about one of its medical devices. However, Harris believes the fundamentals of both companies are sound and they remain in the segment.

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CDC NVEST STAR VALUE FUND
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                                    Investment Results through December 31, 2002
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PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Star Value Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

                  December 31, 1992 through December 31, 2002

    [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                        NAV           MSC    Russell 1000 Value
            12/31/92   10000          9425         10000
                       10220          9632         10290
                       10289          9697         10649
                       10501          9898         10963
                       10322          9729         10823
                       10611         10001         11041
                       10639         10027         11285
                       10584          9975         11409
                       10997         10365         11822
                       11038         10403         11841
                       11189         10546         11831
                       11189         10546         11586
            12/31/93   11699         11026         11807
                       12279         11573         12251
                       11952         11264         11833
                       11253         10606         11392
                       11491         10830         11610
                       11610         10942         11745
                       11360         10707         11463
                       11762         11086         11820
                       12268         11563         12160
                       11762         11086         11757
                       11837         11156         11921
                       11315         10665         11441
            12/31/94   11536         10872         11573
                       11568         10902         11930
                       12012         11321         12402
                       12456         11740         12675
                       12916         12174         13076
                       13456         12682         13625
                       13726         12936         13809
                       14170         13355         14290
                       14170         13355         14492
                       14603         13763         15016
                       14246         13427         14867
                       15027         14163         15620
            12/31/95   15264         14386         16013
                       15785         14878         16512
                       15994         15074         16636
                       16046         15123         16919
                       16237         15304         16984
                       16515         15566         17197
                       16515         15566         17211
                       15976         15058         16560
                       16446         15500         17034
                       17378         16379         17711
                       17916         16886         18396
                       19319         18208         19730
            12/31/96   19279         18171         19478
                       19761         18625         20422
                       19982         18833         20722
                       19219         18114         19977
                       19581         18455         20817
                       20685         19496         21979
                       21770         20518         22922
                       23416         22070         24647
                       22512         21218         23769
                       23464         22115         25205
                       22453         21162         24501
                       22980         21659         25584
            12/31/97   23318         21977         26331
                       23272         21933         25959
                       24835         23407         27706
                       25824         24339         29401
                       25801         24317         29597
                       25065         23624         29159
                       25042         23602         29532
                       24191         22800         29011
                       20098         18942         24694
                       21245         20023         26111
                       23027         21703         28134
                       24224         22831         29444
            12/31/98   24966         23531         30446
                       24322         22923         30690
                       23883         22510         30256
                       23986         22607         30883
                       25843         24357         33767
                       25611         24138         33396
                       26282         24771         34365
                       25095         23652         33359
                       24012         22631         32121
                       22627         21326         30999
                       23733         22369         32783
                       23391         22046         32526
            12/31/99   23238         21902         32684
                       22521         21226         31617
                       20587         19403         29268
                       22708         21402         32839
                       22646         21343         32457
                       22521         21226         32799
                       21990         20726         31300
                       22053         20785         31692
                       23397         22052         33456
                       22991         21669         33762
                       23615         22257         34591
                       22866         21552         33307
            12/31/00   23709         22346         34976
                       24458         23051         35111
                       23802         22434         34134
                       22991         21669         32928
                       24426         23022         34543
                       25082         23639         35319
                       24645         23228         34536
                       24426         23022         34462
                       23366         22022         33082
                       21400         20170         30753
                       22055         20787         30489
                       23522         22169         32261
            12/31/01   24021         22640         33021
                       23678         22316         32767
                       23428         22081         32819
                       24458         23051         34372
                       23709         22346         33193
                       23709         22346         33360
                       21868         20611         31444
                       19965         18817         28521
                       20277         19111         28737
                       17813         16789         25541
                       18967         17876         27434
                       20496         19317         29162
            12/31/02   19341         18229         27895

                               Average Annual Total Returns -- December 31, 2002
--------------------------------------------------------------------------------

                                                                         Since
                                          1 Year   5 Years   10 Years  Inception

Class A (Inception 6/5/70)

Net Asset Value(1)                       -19.48%    -3.67%     6.82%        --
With Maximum Sales Charge(2)             -24.11     -4.81      6.19         --

Class B (Inception 9/13/93)

Net Asset Value(1)                       -20.11     -4.39        --       5.49%
With CDSC(3)                             -24.10     -4.67        --       5.49

Class C (Inception 12/30/94)

Net Asset Value(1)                       -20.11     -4.42        --       5.86
With Maximum Sales Charge and CDSC(3)    -21.66     -4.61        --       5.73

--------------------------------------------------------------------------------

                                                                                 Since        Since
                                                                                Class B      Class C
Comparative Performance                      1 Year      5 Years    10 Years   Incept.(7)   Incept.(7)
Russell 1000 Value(4)                        -15.52%      1.16%      10.80%       9.71%       11.62%
Morningstar Large Cap Value Fund Avg.(5)     -18.92      -0.54        8.63        8.02         8.89
Lipper Multi-Cap Value Funds Avg.(6)         -17.91       1.32        9.69        5.84         6.93

All results represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                        % of Net Assets
                                                             as of
Fund Composition                                    12/31/02        6/30/02
--------------------------------------------------------------------------------
Common Stocks                                         97.2           97.3
--------------------------------------------------------------------------------
Short Term Investments and Other                       2.8            2.7

                                                        % of Net Assets
                                                             as of
Ten Largest Holdings                                12/31/02        6/30/02
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                3.1            2.9
--------------------------------------------------------------------------------
Gap (The), Inc.                                        2.5            1.8
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                      2.5            3.0
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                  2.4             --
--------------------------------------------------------------------------------
Carnival Corp.                                         2.1            1.8
--------------------------------------------------------------------------------
Liberty Media Corp.                                    2.1             --
--------------------------------------------------------------------------------
Bank of America Corp.                                  2.0            1.9
--------------------------------------------------------------------------------
Citizens Communications Co.                            2.0            1.4
--------------------------------------------------------------------------------
Guidant Corp.                                          2.0            1.5
--------------------------------------------------------------------------------
Cendant Corp.                                          2.0            1.7

                                                        % of Net Assets
                                                             as of
Five Largest Industries                             12/31/02        6/30/02
--------------------------------------------------------------------------------
Banking                                               11.5            8.2
--------------------------------------------------------------------------------
Retailers                                              9.3            7.0
--------------------------------------------------------------------------------
Media-Broadcasting & Publishing                        6.2            0.9
--------------------------------------------------------------------------------
Oil & Gas                                              5.7            8.6
--------------------------------------------------------------------------------
Insurance                                              5.5            6.0

Portfolio holdings and asset allocations will vary.

See page 14 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   Does not include a sales charge.
(2)   Includes the maximum sales charge of 5.75%.
(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Russell 1000 Value Index is an unmanaged index of the 1000 largest U.S. companies within the Russell 3000 with lower price-to-book ratios and lower forecasted growth values.
(5) Morningstar Large Cap Value Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Multi-Cap Value Funds Average is the average performance without sales charges of funds with similar investment objective as determined by Lipper Inc.
(7) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94.

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                         CDC NVEST STAR SMALL CAP FUND
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:
Seeks capital appreciation

Strategy:
Invests primarily in common stocks of small-cap companies

Inception Date:
December 31, 1996

Subadvisers:
Harris Associates L.P.
Loomis, Sayles & Company, L.P.
RS Investment Management, L.P.
Salomon Brothers Asset Management, Inc.

Symbols:
Class A      NEFJX
Class B      NEJBX
Class C      NEJCX

Net Asset Value Per Share:
(December 31, 2002)
Class A       $10.05
Class B         9.51
Class C         9.51

                                                           Management Discussion
--------------------------------------------------------------------------------

All classes of common stocks declined significantly in 2002, although value stocks held up better than growth stocks. For the 12 months ended December 31, 2002, the total return on Class A shares of CDC Nvest Star Small Cap Fund was -30.78%. For the same period, the fund's benchmark, the Russell 2000 Index, returned -20.40%, while Morningstar's Small Cap Growth category had an average return of -28.42%.

Four investment advisors manage the fund's four segments. RS Investments seeks companies with potential catalysts for growth, including new products and expanding markets. Loomis Sayles emphasizes young, aggressive companies that dominate their industry or niche. Salomon Brothers became manager of one of the value segments in September of 2002; its team uses qualitative and quantitative methods to select stocks. Harris employs a bottom-up stock selection process designed to identify undervalued companies.

RS INVESTMENTS' CONTRARIAN APPROACH YIELDED MIXED RESULTS

Most investors favored low-risk investments in 2002, focusing on companies with relatively predictable earnings. RS Investment (RSI) took a contrarian approach. Investments in materials and transportation companies - businesses that tend to do well in an improving economy - aided performance. Biotechnology, healthcare and medical device companies were also positives. However, the technology stocks RSI selected detracted from performance, as did their financial selections. While most investors opted for small banks and savings and loan companies, which they perceived as relatively safe, RSI looked for financial-service companies with the potential for strong revenue growth. Even though RSI believes the companies they selected have better prospects, the price performance of their selections was weaker for the period.

CONSUMER DISCRETIONARY STOCKS SUPPORTED LOOMIS SEGMENT, TECH LAGGED

This segment is broadly diversified, but the biggest commitment in 2002 was to consumer discretionary stocks, which provided relatively good results in a difficult environment. For example, Corinthian Colleges' career orientation is swelling enrollment; FTI Consulting's litigation support services are in demand; and PF Chang's is a growing restaurant chain. The energy sector was volatile, but did relatively well. Loomis avoided the Middle East and focused on different energy sources. For example, Patterson UTI drills for natural gas in the U.S. and Canada; and Evergreen Resources explores for methane gas in North America and the U.K. Loomis also emphasized technology in anticipation of improved capital spending in 2003, but this sector lagged. Two examples are Advanced Energy Industries, which makes devices that convert electrical power for high-tech applications, and Asyst Technologies, which develops systems vital to the semiconductor industry.

SALOMON BROTHERS FAVORED UNDERVALUED TECH STOCKS

For the fourth quarter - when Salomon Brothers was responsible for this segment
- valuations of small-cap stocks seemed far more attractive than large-caps. They took advantage of some extraordinary values created by steep stock market declines, focusing on technology. For example, they bought Electronics for Imaging, which designs products that support a variety of printing devices, and Maxtor, which develops high-speed storage products for desk-top computer systems. At the same time, they reduced the segment's position in savings and loans, focusing instead on companies like Downey Financial Corporation, a multi-service financial company in California, which Salomon Brothers believes has superior growth potential. In general, stock selection rather than sector allocation had a greater impact on performance. However, they had some disappointments among the retail and technology stocks they selected, including Dillard Department Stores and Cypress Semiconductor Corporation.

HARRIS FOCUSED ON VALUE STOCKS IN OUT-OF-FAVOR SECTORS

Harris' response to 2002's difficult investment environment reflects their disciplined commitment to seeking value. Harris looks for stocks whose prices do not appear to reflect the intrinsic value of the underlying companies. During the period they built positions in Hanger Orthopedic Group, ShopKo Stores, and Dollar Thrifty Auto - all of which contributed to performance. However, price weakness in technology companies, including MCSi and Measurement Specialties, detracted from the segment's results. These stocks remain in the portfolio because Harris believes they have the potential to produce significant gains in the future.

--------------------------------------------------------------------------------
                         CDC NVEST STAR SMALL CAP FUND
--------------------------------------------------------------------------------

                                    Investment Results through December 31, 2002
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Star Small Cap Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

              December 1996 (inception) through December 31, 2002

    [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                        NAV           MSC      Russell 2000
            12/31/96   10000          9425         10000
                       10192          9606         10200
                        9920          9350          9953
                        9352          8814          9483
                        9264          8731          9509
                       10448          9847         10567
                       11040         10405         11020
                       11784         11106         11533
                       12104         11408         11797
                       13160         12403         12660
                       12672         11943         12104
                       12376         11664         12026
            12/31/97   12697         11967         12236
                       12342         11632         12043
                       13349         12582         12934
                       14126         13314         13467
                       13994         13189         13542
                       13135         12379         12812
                       13341         12574         12839
                       12300         11593         11800
                        9624          9070          9509
                       10293          9701         10253
                       10748         10130         10671
                       11758         11082         11230
            12/31/98   12958         12212         11925
                       13231         12470         12083
                       12122         11425         11105
                       12957         12212         11278
                       13934         13133         12289
                       13818         13023         12468
                       14968         14107         13032
                       14786         13936         12674
                       14654         13811         12205
                       15060         14194         12208
                       16201         15270         12257
                       18064         17025         12989
            12/31/99   21428         20196         14460
                       21401         20171         14227
                       26680         25146         16577
                       25665         24189         15484
                       22655         21352         14552
                       20816         19619         13704
                       22509         21215         14899
                       20926         19723         14419
                       23526         22174         15520
                       22775         21466         15063
                       20859         19659         14391
                       17222         16232         12914
            12/31/00   18810         17729         14023
                       19631         18502         14753
                       17101         16118         13785
                       15472         14582         13111
                       17021         16043         14136
                       17375         16376         14484
                       17967         16934         14984
                       16737         15774         14173
                       15711         14808         13715
                       13216         12456         11869
                       14116         13305         12563
                       15358         14475         13536
            12/31/01   16543         15592         14371
                       16156         15227         14222
                       14868         14013         13832
                       16190         15259         14944
                       15814         14905         15080
                       15051         14185         14411
                       14048         13240         13696
                       11929         11243         11627
                       11917         11232         11598
                       10824         10201         10765
                       11382         10727         11110
                       12259         11554         12101
            12/31/02   11450         10792         11428

                               Average Annual Total Returns -- December 31, 2002
--------------------------------------------------------------------------------

                                                                      Since
                                              1 Year     5 Years    Inception

Class A (Inception 12/31/96)

Net Asset Value(1)                            -30.78%     -2.05%      2.28%
With Maximum Sales Charge(2)                  -34.78      -3.20       1.28

Class B (Inception 12/31/96)

Net Asset Value(1)                            -31.29      -2.78       1.52
With CDSC(3)                                  -34.72      -3.07       1.40

Class C (Inception 12/31/96)

Net Asset Value(1)                            -31.29      -2.78       1.52
With Maximum Sales Charge and CDSC(3)         -32.65      -2.97       1.35

--------------------------------------------------------------------------------

                                                                      Since
                                                                  Class A, B, C
Comparative Performance                        1 Year    5 Years   Inception(7)

Russell 2000 Index(4)                         -20.40%     -1.36%      2.25%
Morningstar Small Cap Growth Fund Average(5)  -28.42      -1.10       1.87
Lipper Small Cap Growth Funds Average(6)      -29.72      -2.31       0.32

All results represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                        % of Net Assets
                                                             as of
Fund Composition                                    12/31/02        6/30/02
--------------------------------------------------------------------------------
Common Stocks                                         95.8           96.6
--------------------------------------------------------------------------------
Short Term Investments and Other                       4.2            3.4

                                                        % of Net Assets
                                                             as of
Ten Largest Holdings                                12/31/02        6/30/02
--------------------------------------------------------------------------------
SureBeam Corp., Class A                                1.7            0.2
--------------------------------------------------------------------------------
Checkpoint Systems, Inc.                               1.5            1.3
--------------------------------------------------------------------------------
SupportSoft, Inc.                                      1.4            0.7
--------------------------------------------------------------------------------
Department 56, Inc.                                    1.4            1.8
--------------------------------------------------------------------------------
Hanger Orthopedic Group, Inc.                          1.4            1.9
--------------------------------------------------------------------------------
Ralcorp Holdings, Inc.                                 1.3            2.1
--------------------------------------------------------------------------------
Insituform Technologies, Inc.                          1.3            0.8
--------------------------------------------------------------------------------
Del Monte Foods Co.                                    1.3            1.6
--------------------------------------------------------------------------------
Conmed Corp.                                           1.2            1.5
--------------------------------------------------------------------------------
Tupperware Corp.                                       1.1            0.8

                                                        % of Net Assets
                                                             as of
Five Largest Industries                             12/31/02        6/30/02
--------------------------------------------------------------------------------
Internet                                               7.1            6.1
--------------------------------------------------------------------------------
Computers                                              6.4            5.3
--------------------------------------------------------------------------------
Software                                               5.4            5.4
--------------------------------------------------------------------------------
Commercial Services                                    5.2            6.6
--------------------------------------------------------------------------------
Banking                                                5.0            2.0

Portfolio holdings and asset allocations will vary.

See page 14 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   Does not include a sales charge.
(2)   Includes the maximum sales charge of 5.75%.
(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Russell 2000 Index is an unmanaged index measuring the stock price performance of the 2,000 smallest companies within the Russell 3000 Index.
(5) Morningstar Small Cap Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Small Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
(7) Since-inception performance comparisons shown for Class A, B and C shares were calculated from 12/31/96.

--------------------------------------------------------------------------------
                          CDC NVEST STAR ADVISERS FUND
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:
Seeks long-term growth of capital

Strategy:
Invests primarily in a wide variety of equity securities

Inception Date:
July 7, 1994

Subadvisers:
Harris Associates L.P.
Loomis, Sayles & Company, L.P.
Mercury Advisors

Symbols:
Class A      NEFSX
Class B      NESBX
Class C     NECCX
Class Y      NESYX

Net Asset Value Per Share:
(December 31, 2002)
Class A       $12.43
Class B        11.35
Class C        11.37
Class Y        12.98

                                                           Management Discussion
--------------------------------------------------------------------------------

While there were periods of strength in 2002, all the major stock market indexes ended the year down. The total return on Class A shares of CDC Nvest Star Advisers Fund was -21.82% for the 12 months ended December 31, 2002. For the same period, the return on the fund's primary benchmark, the S&P 500 Index was -22.10%, while its secondary benchmark, the Wilshire 4500 Index, returned -17.80%. The S&P 500 emphasizes large-cap stocks, while the Wilshire 4500 Index includes both mid- and small-cap stocks. The average return on the funds in Morningstar's Mid Cap Growth category was -27.73% for the year.

Three investment advisors manage the fund's four segments using different management styles. The Harris Associates' segment focuses on mid- and large-cap companies that appear to be undervalued. Loomis Sayles manages two segments. Their mid-cap growth segment seeks companies with a combination of earnings growth, attractive valuations and strong price trends, while their small-cap value segment features companies whose appreciation potential may not have been recognized by the market. The segment managed by Mercury Advisors emphasizes large-cap growth stocks offering the potential for above-average growth.

HARRIS VIEWS STEEP PRICE DECLINES AS OPPORTUNITIES

Harris concentrates on companies that trade at substantial discounts to what they regard as their intrinsic value, so the dramatic decline in stock prices provided many buying opportunities. Investments in Fortune Brands, Mattel, Kraft Foods, and The Gap were positives. However, weakness in technology giant Electronic Data Systems and TXU Corporation, an energy producer and distributor, were negatives. While these companies had some well-publicized problems, they remain in the segment because Harris believes they have the potential to produce strong gains in the future.

LOOMIS SMALL-CAP SEGMENT EMPHASIZED CONSUMER STOCKS

Good selection in energy and automotive/transportation helped this segment; technology, healthcare and utilities were negative. The segment's best performing stocks included New York Community Bancorp, whose earnings consistently exceeded expectations; and Westwood One, the nation's largest radio network, which turned in solid earnings driven by advertising revenues. Loomis bought Storage Technology on weakness in the third quarter and were rewarded in the fourth-quarter rally. However, weak corporate spending caused Fairchild Semiconductor to reduce their earnings forecast; Annuity & Life Re's earnings fell short of expectations; and lower transaction volumes had a negative impact on National Processing, a credit card provider. Although they believe many healthcare stocks are overvalued, Loomis is looking for new opportunities in this sector.

DEFENSIVE POSITIONING HELPED LOOMIS MID-CAP SEGMENT

Investments in defensive stocks supported performance for this segment. These included energy stocks, which benefited from high prices as a result of low inventories, political instability, and the prospect of war in oil-producing nations. The packaging and materials companies Loomis selected did well, as did consumer staples, which tend to generate earnings even in a slow economy. Tech stocks were disappointing, including chip-maker Marvell Technology, which was sold after the company dissolved its partnership with Intel, and Brocade Communications, which was sold on weaker than expected earnings. Loomis also sold Sepracor on weakness when a key new drug failed to get FDA approval. However, Nextel Communications provided several positive earnings surprises based on strong subscriber growth, and video game publisher Electronic Arts posted strong earnings gains.

FINANCIAL AND RETAIL STOCKS HELPED MERCURY SEGMENT

In the Mercury segment, financial stocks were the strongest performers this year. Mortgage-related companies like Fannie Mae benefited from lower interest rates and a record level of mortgage refinancing. Investments in discount retailers were also positive, including Wal-Mart and Kohl's, as well as home-improvement companies Home Depot and Lowe's. In healthcare, Murcury favored hospital management companies and avoided large-cap pharmaceutical firms, which they believed would suffer from weak earnings in the absence of any new products. Murcury built a relatively large position in technology early in the year, but trimmed it later when this sector hurt performance.

--------------------------------------------------------------------------------
                          CDC NVEST STAR ADVISERS FUND
--------------------------------------------------------------------------------

                                    Investment Results through December 31, 2002
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Star Advisers Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

                July 1994 (inception) through December 31, 2002

    [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

            NAV           MSC         S&P 500       S&P 400    Wilshire 4500
 7/7/94    10000          9425         10000         10000         10000
           10120          9538         10000         10000         10000
           10600          9990         10410         10524         10477
           10656         10043         10155         10327         10406
           10960         10330         10384         10440         10451
           10576          9968         10005          9969         10028
12/31/94   10638         10026         10154         10061         10146
           10622         10011         10417         10166         10244
           10959         10329         10823         10699         10679
           11240         10594         11143         10885         10914
           11425         10768         11471         11103         11055
           11690         11018         11929         11371         11302
           12252         11547         12206         11834         11846
           13143         12387         12611         12451         12543
           13416         12644         12643         12682         12835
           13833         13038         13176         12989         13183
           13505         12728         13129         12655         12830
           14094         13284         13705         13207         13375
12/31/95   14293         13471         13969         13175         13544
           14455         13623         14445         13366         13683
           15017         14153         14579         13820         14128
           15272         14394         14719         13986         14344
           16090         15165         14936         14413         15011
           16592         15638         15321         14608         15484
           16098         15173         15380         14388         14998
           14863         14009         14700         13415         13871
           15587         14691         15010         14189         14620
           16454         15508         15855         14807         15318
           16317         15379         16293         14850         15091
           17124         16139         17524         15687         15728
12/31/96   17006         16028         17177         15704         15869
           17764         16742         18250         16294         16382
           17174         16187         18393         16160         16036
           16454         15508         17637         15471         15199
           16772         15807         18690         15872         15237
           18034         16997         19828         17260         16753
           18773         17694         20716         17745         17547
           20279         19113         22365         19502         18755
           19699         18567         21112         19478         18925
           20653         19466         22268         20598         20237
           19985         18836         21524         19701         19466
           20139         18981         22521         19993         19472
12/31/97   20435         19260         22908         20769         19949
           20525         19345         23161         20374         19663
           22032         20765         24831         22062         21168
           22954         21635         26103         23057         22262
           23213         21878         26366         23478         22545
           22572         21274         25913         22422         21492
           23292         21953         26965         22563         21827
           22595         21296         26678         21688         20590
           18850         17766         22821         17651         16599
           20219         19057         24283         19298         17798
           21461         20227         26258         21023         18809
           22532         21237         27849         22072         19979
12/31/98   24370         22969         29454         24739         21669
           25515         24048         30686         23776         22018
           24760         23336         29732         22531         20820
           26245         24736         30922         23161         21632
           27292         25722         32119         24987         23358
           26537         25011         31361         25096         23155
           28205         26583         33101         26439         24127
           27267         25700         32068         25877         23396
           27158         25596         31909         24990         22814
           27255         25688         31034         24219         22636
           28234         26610         32998         25453         23793
           30637         28875         33669         26789         25801
12/31/99   35689         33636         35652         28381         29356
           35251         33224         33861         27582         29004
           39577         37302         33220         29512         33514
           39169         36917         36470         31982         32274
           36154         34075         35372         30865         28391
           33183         31275         34647         30480         26296
           33823         31879         35501         30928         29454
           32949         31055         34946         31416         28618
           35533         33490         37116         34924         31811
           34489         32506         35157         34685         30517
           32853         30964         35008         33509         28023
           28881         27220         32248         30979         23254
12/31/00   29630         27926         32406         33349         24726
           30474         28722         33556         34092         26071
           27418         25842         30496         32147         22903
           25561         24091         28564         29757         20801
           27806         26208         30784         33039         23001
           28076         26462         30990         33809         23547
           27920         26315         30236         33672         23737
           27430         25853         29938         33171         22638
           26264         24754         28064         32086         21538
           23478         22128         25798         28095         18768
           24069         22685         26290         29337         19752
           26045         24547         28306         31520         21286
12/31/01   26856         25311         28554         33148         22427
           26619         25088         28138         32976         22004
           26112         24611         27595         33016         21381
           27396         25821         28633         35377         22830
           26670         25136         26897         35211         22607
           26315         24802         26699         34617         22107
           24187         22796         24797         32084         20604
           22058         20790         22864         28973         18605
           22227         20949         23014         29122         18713
           19998         18848         20513         26775         17452
           20927         19724         22318         27936         18024
           22160         20886         23632         29552         19268
12/31/02   20996         19792         22244         28337         18457

                               Average Annual Total Returns -- December 31, 2002
--------------------------------------------------------------------------------

                                                                     Since
                                              1 Year     5 Years   Inception

Class A (Inception 7/7/94)

Net Asset Value(1)                            -21.82%      0.54%      9.14%
With Maximum Sales Charge(2)                  -26.32      -0.64       8.38

Class B (Inception 7/7/94)
Net Asset Value(1)                            -22.47      -0.22       8.32
With CDSC(3)                                  -26.35      -0.48       8.32

Class C (Inception 7/7/94)

Net Asset Value(1)                            -22.44      -0.20       8.33
With Maximum Sales Charge and CDSC(3)         -24.00      -0.40       8.20

Class Y (Inception 11/15/94)

Net Asset Value(1)                            -21.33       0.96       8.87

--------------------------------------------------------------------------------

                                                                           Since          Since
                                                                       Class A, B, C     Class Y
Comparative Performance                        1 Year       5 Years     Inception(9)   Inception(9)
S&P 400 Midcap Index(4)                        -14.53%        6.40%        13.15%         13.78%
S&P 500 Index(5)                               -22.10        -0.59          9.95          10.38
Wilshire 4500 Index(6)                         -17.80        -1.57          7.55           7.84
Morningstar Mid Cap Growth Fund Avg.(7)        -27.73        -1.09          6.85           6.74
Lipper Multi-Cap Core Funds Average(8)         -21.74        -0.68          7.71           8.55

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                        % of Net Assets
                                                             as of
Fund Composition                                    12/31/02        6/30/02
--------------------------------------------------------------------------------
Common Stocks                                         96.7           97.2
--------------------------------------------------------------------------------
Short Term Investments and Other                       3.3            2.8

                                                        % of Net Assets
                                                             as of
Ten Largest Holdings                                12/31/02        6/30/02
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                1.6            1.5
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                  1.3            0.5
--------------------------------------------------------------------------------
Liberty Media Corp.                                    1.3            1.0
--------------------------------------------------------------------------------
Microsoft Corp.                                        1.3            1.3
--------------------------------------------------------------------------------
Fannie Mae                                             1.2            1.0
--------------------------------------------------------------------------------
First Data Corp.                                       1.2            0.3
--------------------------------------------------------------------------------
Guidant Corp.                                          1.1            0.9
--------------------------------------------------------------------------------
Gap (The), Inc.                                        1.1            0.8
--------------------------------------------------------------------------------
Comcast Corp., Special Class A                         1.1             --
--------------------------------------------------------------------------------
Merck & Co., Inc.                                      1.0            0.6

                                                        % of Net Assets
                                                             as of
Five Largest Industries                              12/31/02       6/30/02
--------------------------------------------------------------------------------
Media - Broadcasting & Publishing                      7.5            5.8
--------------------------------------------------------------------------------
Banking                                                6.6            7.5
--------------------------------------------------------------------------------
Software                                               5.8            4.2
--------------------------------------------------------------------------------
Beverages, Food & Tobacco                              5.8            5.2
--------------------------------------------------------------------------------
Oil & Gas                                              4.9            4.5

Portfolio holdings and asset allocations will vary.

See page 14 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   Does not include a sales charge.
(2)   Includes the maximum sales charge of 5.75%.
(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge, and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) S&P 400 Midcap Index is an unmanaged index of U.S. mid-sized company stocks.
(5)   S&P 500 Index is an unmanaged index of U.S. common stock performance.
(6) Wilshire 4500 Index is an unmanaged index of 4500 mid- and small-size com panies.
(7) Morningstar Mid Cap Growth Fund Average is an average of performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(8) Lipper Multi-Cap Core Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
(9) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class A, B & C from 7/31/94; Class Y from 11/30/94.

--------------------------------------------------------------------------------
                           CDC NVEST STAR GROWTH FUND
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:
Seeks long-term growth of capital

Strategy:
Invests primarily in a wide variety of common stocks selected for their growth potential

Inception Date:
December 31, 1997

Subadvisers:
Miller Anderson
RS Investment\Management, L.P.
Vaughan, Nelson, Scarborough & McCullough, L.P.
Westpeak Global Advisors, L.P.

Symbols:
Class A     NFGAX
Class B     NFGBX
Class C     NFGCX
Class Y     NFGYX

Net Asset Value Per Share:
(December 31, 2002)
Class A        $5.83
Class B         5.70
Class C         5.70
Class Y         5.88

                                                           Management Discussion
--------------------------------------------------------------------------------

For the third consecutive year, growth stocks lagged the broader market in 2002, although they led a brief rally in the fourth quarter. During the 12 months ended December 31, 2002, the total return on Class A shares of the CDC Nvest Star Growth Fund was -33.45%. The fund's benchmark, the Russell 3000 Index, returned -21.54% for the same period, while the average return on funds in Morningstar's Mid Cap Growth category was -27.73%.

Each of the fund's four segments included both pluses and minuses, but in this year's volatile environment results were generally disappointing. VNSM focuses on companies believed to offer a combination of competitive products, strong financials and quality management. Miller Anderson seeks companies with superior prospects for accelerating returns and competitive advantages. RS Investment Management pursues companies with potential growth catalysts, including new products and expanding markets. Westpeak uses proprietary methodologies to seek reasonably priced growth stocks.

VNSM SEES PROMISE IN DEFENSE, PHARMACEUTICAL STOCKS, NOT REFLECTED IN PRICES

This year VNSM focused on aerospace, defense and industrial companies that they believed would benefit from increased spending on security and defense, but this potential has not been reflected in higher stock prices. VNSM's biggest disappointment was global manufacturing giant Tyco International, which they sold before it reached its low for the year, but it still hurt performance. An absence of new products in 2002 caused the pharmaceutical sector to underperform. Although the drug companies VNSM selected have good product pipelines that should produce strong earnings in 2003 and in 2004, most investors were unwilling to wait. VNSM trimmed finance and technology on weakness, but added to consumer staples, which tend to do well even during periods of slow growth.

RESULTS WERE MIXED FOR MILLER ANDERSON SEGMENT

Miller Anderson focused on three sectors: consumer and healthcare, where selection aided performance, and technology, which reflected economic weakness. The consumer discretionary area - the largest sector-featured gaming, restaurants, retailers and radio companies. Healthcare was the segment's second largest position. Early in the year, Miller Anderson favored stable growth companies, such as clinical laboratories and testing companies, which performed well. Low valuations drew them to some biotechnology companies later in the year. In technology, they focused on software, service and storage companies, which lagged the market. Miller Anderson had a relatively small position in such traditional growth areas as financial services, banks and thrifts, which held the segment back in 2002.

RS INVESTMENT'S AGGRESSIVE SEGMENT LAGGED MARKET IN 2002

Aggressive growth stocks were out of favor this year, which caused the RS Investment (RSI) segment to lag the benchmark and other small-cap investors. While it was broadly diversified, this segment focused on promising young companies that were eclipsed in this volatile market by stocks of more established companies with less growth potential. Two examples are Secure Computing Corporation, which provides network security products, and SupportSoft, which offers web-based support software that identifies and repairs hardware and software problems. Stocks of both companies declined despite solid fundamentals. Similarly, in the consumer discretionary sector, RSI focused on companies launching new products, but investors who played it safe did better. However, RSI did well in other areas, including Landstar Systems, which ships materials by rail, truck and air for industry and the U.S. military; and Martek Biosciences, an exciting young producer of nutritional and pharmaceutical products.

COMPUTER, ENERGY STOCKS BENEFITED WESTPEAK SEGMENT, OTHERS HURT

Westpeak focused on computer hardware companies with improved earnings expectations, including Dell, Storage Technology and Cisco Systems. These stocks rebounded in the latter half of 2002. This segment also benefited late in the year when Westpeak increased energy holdings. Individual selection was crucial:
Anadarko Petroleum, which owns large oil and gas reserves, did well. However, the semiconductor and software companies Westpeak selected detracted from results. The relatively few consumer staples companies in the segment also proved disappointing. Westpeak also downplayed biotechnology, industrial and information services industries - all sectors that lagged the market.

--------------------------------------------------------------------------------
                           CDC NVEST STAR GROWTH FUND
--------------------------------------------------------------------------------

                                    Investment Results through December 31, 2002
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Star Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

             December 31, 1997 (inception) though December 31, 2002

    [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                        NAV           MSC       Russell 3000
            12/31/97   10000          9425         10000
                       10180          9595         10052
                       11280         10631         10771
                       11520         10858         11305
                       11890         11206         11416
                       11320         10669         11134
                       12410         11696         11511
                       12090         11395         11302
                        9830          9265          9570
                       10710         10094         10223
                       11580         10914         10999
                       12940         12196         11672
            12/31/98   15000         14137         12414
                       17560         16550         12836
                       16280         15344         12381
                       17740         16720         12835
                       18220         17173         13415
                       16740         15778         13160
                       17990         16956         13825
                       17410         16409         13405
                       17410         16409         13253
                       17210         16220         12914
                       18084         17044         13724
                       20651         19464         14108
            12/31/99   25982         24488         15009
                       26098         24597         14420
                       31949         30112         14554
                       28781         27126         15694
                       25000         23562         15141
                       21750         20500         14716
                       22352         21066         15151
                       20490         19312         14884
                       22675         21371         15987
                       22027         20761         15264
                       18767         17687         15046
                       15136         14265         13659
            12/31/00   15251         14374         13889
                       15043         14178         14364
                       12303         11595         13052
                       10800         10179         12201
                       11412         10756         13179
                       11008         10375         13285
                       10985         10353         13040
                       10742         10124         12825
                        9863          9296         12068
                        8337          7857         11003
                        8996          8479         11259
                        9794          9230         12127
            12/31/01   10129          9547         12298
                        9921          9350         12143
                        9192          8664         11895
                        9609          9056         12417
                        9007          8489         11765
                        8660          8163         11629
                        7828          7378         10792
                        7030          6626          9934
                        6949          6550          9981
                        6359          5994          8932
                        6868          6473          9643
                        7227          6811         10227
            12/31/02    6741          6353          9649

                               Average Annual Total Returns -- December 31, 2002
--------------------------------------------------------------------------------
                                                                       Since
                                           1 Year(7)   5 Years(7)   Inception(7)

Class A (Inception 12/31/97)

Net Asset Value(1)                          -33.45%      -7.58%         -7.58%
With Maximum Sales Charge(2)                -37.24       -8.67          -8.67

Class B (Inception 10/29/99)

Net Asset Value(1)                          -33.87          --         -27.25
With CDSC(3)                                -37.18          --         -27.95

Class C (Inception 10/29/99)

Net Asset Value(1)                          -33.95          --         -27.25
With Maximum Sales Charge and CDSC(3)       -35.29          --         -27.48

Class Y (Inception 10/29/99)

Net Asset Value(1)                          -33.18          --         -26.53

--------------------------------------------------------------------------------

Class A performance history includes periods from its predecessor fund.

                                                                         Since           Since
                                                                        Class A      Class B, C, Y
Comparative Performance                        1 Year       5 Year     Inception      Inception(8)
Russell 3000 Index(4)                          -21.54%      -0.71%       -0.71%          -10.53%
Morningstar Mid Cap Growth Fund Average(5)     -27.73       -1.09        -1.09           -16.31
Lipper Multi Cap Growth Funds Average(6)       -29.92       -2.27        -2.27           -17.39

All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                        % of Net Assets
                                                             as of
Fund Composition                                    12/31/02        6/30/02
--------------------------------------------------------------------------------
Common Stocks                                         98.2           99.9
--------------------------------------------------------------------------------
Short Term Investments and Other                       1.8            0.1

                                                        % of Net Assets
                                                             as of
Ten Largest Holdings                                 12/31/02       12/31/01
--------------------------------------------------------------------------------
SupportSoft, Inc.                                      2.7            1.3
--------------------------------------------------------------------------------
Johnson & Johnson                                      1.9            1.2
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                  1.9            1.9
--------------------------------------------------------------------------------
Microsoft Corp.                                        1.9            1.9
--------------------------------------------------------------------------------
Pfizer, Inc.                                           1.8            1.3
--------------------------------------------------------------------------------
General Electric Co.                                   1.7            2.5
--------------------------------------------------------------------------------
RMH Teleservices, Inc.                                 1.7            0.7
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                    1.6            1.4
--------------------------------------------------------------------------------
Regeneration Technologies, Inc.                        1.6            0.4
--------------------------------------------------------------------------------
Intel Corp.                                            1.6            1.8

                                                        % of Net Assets
                                                             as of
Five Largest Industries                             12/31/02        6/30/02
--------------------------------------------------------------------------------
Internet                                               9.6            6.3
--------------------------------------------------------------------------------
Software                                               6.4            5.5
--------------------------------------------------------------------------------
Pharmaceuticals                                        6.3            6.5
--------------------------------------------------------------------------------
Computers                                              5.8            3.8
--------------------------------------------------------------------------------
Semiconductors                                         5.1            5.3

Portfolio holdings and asset allocations will vary.

See page 14 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   Does not include a sales charge.
(2) Includes the maximum sales charge of 5.75%. Until 10/29/99, the fund had only one class of shares and was offered without a sales charge. Historical performance has been recalculated to include a sales charge.
(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge, and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Russell 3000 Index is an unmanaged list of the 3000 largest U.S. companies based on total market capitalization.
(5) Morningstar Mid Cap Growth Fund Average is an average of performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Multi Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
(7) Fund performance has been increased by expense waivers, within which performance would have been lower.
(8) Since-inception performance comparisons for B, C and Y shares are calculated from 10/31/99.

--------------------------------------------------------------------------------
                         CDC NVEST STAR WORLDWIDE FUND
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:
Seeks long-term growth of capital

Strategy:
Invests primarily in equity securities of both U.S. and foreign companies

Inception Date:
December 29, 1995

Subadvisers:
Hansberger Global Investors, Inc.
Harris Associates L.P.
Loomis, Sayles & Company, L.P.

Symbols:
Class A     NEFDX
Class B     NEDBX
Class C     NEDCX

Net Asset Value Per Share:
(December 31, 2002)
Class A       $10.84
Class B        10.19
Class C        10.19

                                                           Management Discussion
--------------------------------------------------------------------------------

CDC Nvest Star Worldwide Fund held up better than its primary benchmark and a group of comparable funds in 2002, although it was a year when equity markets around the world declined. During the 12 months ended December 31, 2002, the total return on Class A shares of the fund was -16.42% at net asset value, including $0.05 in reinvested dividends. For the same period, the fund's primary benchmark, the MSCI World Index (which includes the United States), returned -19.54%, while its secondary benchmark, the MSCI EAFE Index (which does not include the United States), returned -15.66%. The average performance of comparable funds in Morningstar's World Stock category was -19.85% for the period.

The fund's four segments are managed by three investment advisors using different approaches. Loomis Sayles emphasizes stocks with potential for rapid earnings growth, industry leadership and strong management. Hansberger uses a top-down geographic and sector allocation approach to target international companies with demonstrated earnings growth. Harris Associates manages two segments - one domestic and one international. Both of the Harris segments seek stocks that are substantially undervalued. However, the domestic portfolio emphasizes large-cap U.S. stocks, while the international portfolio invests in mid-cap overseas stocks.

LOOMIS SEGMENT PROVIDED MIXED RESULTS

The Loomis segment was broadly diversified by sector and country. Good stock selection in telecommunications, financials and energy were positives, although they missed opportunities in the food, drug and retailing industries. Large, brand-name pharmaceutical manufacturers also detracted from results, as investors preferred generic drug companies. In information technology (IT), Loomis capitalized on low valuations in the wake of the sharp market decline this summer. Although the segment's relatively large commitment to IT detracted from 2002 results, as the economy improves, Loomis expects business spending for technology to increase. Loomis is also forecasting increased orders for raw materials in 2003, so they are building a substantial position in this sector.

HANSBERGER FOCUSED ON EUROPE, NORTH AMERICA; DOWNPLAYED JAPAN, PACIFIC RIM

The sector Hansberger has managed since March of 2002 emphasized information technology, with generally positive results. For example, South Korea's Samsung Electronics, a world leader in the manufacture of semiconductors, now seems to have strong prospects for long-term growth in a business that has been out of favor for some time. Hansberger also did well with companies that develop and sell healthcare devices, such as Nobel Biocare, which makes dental implants. This segment had a relatively modest commitment to the materials and energy sectors, which limited its participation in these two strong markets. While the economic recovery remains fragile, Hansberger's outlook is guardedly optimistic.

HARRIS' EUROPEAN SUCCESSES OFFSET BY TROUBLES IN SOUTH AMERICA

Widely known as value investors, Harris seeks stocks that appear to be trading at a significant discount to their intrinsic value. Harris' international segment benefited from holdings in Finland, France and Switzerland, but this was offset by the poor showing of the segment's relatively large position in South America. Individual securities that contributed most to performance included South Korean beverage manufacturer Lotte Chilsung; British food retailer Somerfield; and Swiss chemical manufacturer Givaudan. The biggest detractors from performance were Swedish telecommunications company Telefonaktiebolaget LM Ericsson; Israeli electronic instruments manufacturer Orbotech LTD; and Panama's Banco Latinoamericano de Exportaciones SA.

IN THE UNITED STATES, HARRIS EMPHASIZED OUT-OF-FAVOR SECTORS

For the domestic segment, Harris sought opportunities in out-of-favor sectors. Their most successful selections in this segment included Fortune Brands, Mattel, Kraft Foods, and The Gap. Sharp price declines in Electronic Data Systems and TXU Corporation, an energy production and distribution company, detracted from performance. Despite well-publicized problems at these companies, these stocks remain in the portfolio because Harris believes they are undervalued and have the potential to produce strong gains in the future.

--------------------------------------------------------------------------------
                         CDC NVEST STAR WORLDWIDE FUND
--------------------------------------------------------------------------------

                                    Investment Results through December 31, 2002
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE

The charts comparing CDC Nvest Star Worldwide Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

              December 1995 (inception) through December 31, 2002

    [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                        NAV           MSC       MSCI World     MSCI EAFE
            12/29/95   10000          9425         10000         10000
                       10000          9425         10000         10000
                       10088          9508         10183         10043
                       10264          9674         10247         10080
                       10528          9923         10419         10297
                       10872         10247         10666         10598
                       11136         10496         10677         10406
                       11176         10533         10733         10467
                       10664         10051         10356         10164
                       10952         10322         10477         10189
                       11136         10496         10889         10462
                       11048         10413         10967         10357
                       11496         10835         11583         10772
            12/31/96   11667         10996         11400         10636
                       12136         11439         11539         10266
                       12388         11675         11674         10437
                       12266         11561         11445         10477
                       12388         11675         11821         10535
                       13028         12278         12553         11223
                       13627         12844         13181         11845
                       14146         13332         13790         12039
                       13352         12584         12869         11142
                       14082         13272         13570         11769
                       13061         12310         12858         10867
                       12908         12166         13088         10759
            12/31/97   13146         12390         13249         10855
                       13104         12350         13621         11354
                       13996         13192         14544         12085
                       14566         13729         15161         12460
                       14651         13809         15311         12561
                       14353         13528         15121         12503
                       14056         13248         15483         12601
                       14013         13208         15460         12731
                       11794         11116         13401         11157
                       11683         11012         13640         10818
                       12534         11813         14875         11948
                       13206         12446         15762         12563
            12/31/98   13673         12887         16535         13062
                       14150         13336         16899         13027
                       13971         13168         16452         12719
                       14541         13705         17139         13253
                       15323         14442         17817         13793
                       14940         14081         17169         13086
                       15816         14907         17972         13599
                       15638         14738         17920         14006
                       15527         14634         17891         14061
                       15170         14298         17720         14205
                       15706         14803         18643         14740
                       16879         15909         19170         15256
            12/31/99   18819         17736         20725         16628
                       18119         17077         19540         15574
                       19253         18146         19595         15996
                       19310         18200         20952         16620
                       17911         16881         20069         15748
                       17097         16114         19563         15367
                       17599         16587         20224         15971
                       17126         16141         19657         15305
                       17637         16623         20299         15441
                       16973         15997         19222         14692
                       16329         15390         18903         14348
                       15586         14690         17758         13813
            12/31/00   16519         15569         18047         14307
                       16840         15872         18398         14300
                       15763         14857         16845         13229
                       14732         13885         15742         12353
                       15683         14781         16909         13220
                       15866         14954         16699         12764
                       15735         14830         16178         12246
                       15447         14559         15965         12025
                       15113         14244         15202         11722
                       13535         12757         13865         10538
                       13800         13006         14132         10807
                       14583         13744         14970         11206
            12/31/01   15035         14170         15066         11273
                       14677         13833         14611         10675
                       14711         13865         14487         10750
                       15589         14693         15159         11390
                       15485         14595         14622         11419
                       15577         14682         14656         11574
                       14630         13788         13770         11118
                       13227         12466         12611         10021
                       13250         12488         12637         10001
                       11616         10948         11250          8929
                       12253         11549         12082          9410
                       13134         12379         12736          9838
            12/31/02   12566         11843         11806          9320

                               Average Annual Total Returns -- December 31, 2002
--------------------------------------------------------------------------------

                                                                        Since
                                            1 Year      5 Years       Inception

Class A (Inception 12/29/95)

Net Asset Value(1)                          -16.42%      -0.90%          3.31%
With Maximum Sales Charge(2)                -21.20       -2.06           2.45

Class B (Inception 12/29/95)

Net Asset Value(1)                          -16.95       -1.61           2.57
With CDSC(3)                                -21.08       -1.90           2.57

Class C (Inception 12/29/95)

Net Asset Value(1)                          -17.01       -1.63           2.57
With Maximum Sales Charge and CDSC(3)       -18.63       -1.82           2.42

--------------------------------------------------------------------------------

                                                                        Since
                                            1 Year      5 Years     Inception(8)

Comparative Performance
MSCI World Index(4)                         -19.54%      -1.76%         2.79%
MSCI EAFE Index(5)                          -15.66       -2.61         -0.72
Morningstar World Stock Fund Average(6)     -19.85       -1.37          2.81
Lipper Global Funds Average(7)              -19.53       -1.01          3.39

All results represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 Portfolio Facts
--------------------------------------------------------------------------------

                                                        % of Net Assets
                                                             as of
Fund Composition                                    12/31/02        6/30/02
--------------------------------------------------------------------------------
Common Stocks                                         96.0           97.1
--------------------------------------------------------------------------------
Short Term Investments and Other                       4.0            2.9

                                                        % of Net Assets
                                                             as of
Ten Largest Holdings                                12/31/02        6/30/02
--------------------------------------------------------------------------------
GlaxoSmithKline PLC                                    1.5            1.6
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                1.3            1.3
--------------------------------------------------------------------------------
Aventis SA                                             1.2            0.7
--------------------------------------------------------------------------------
Vodafone Group PLC                                     1.2            0.3
--------------------------------------------------------------------------------
Liberty Media Corp.                                    1.2            0.9
--------------------------------------------------------------------------------
Vivendi Universal SA                                   1.1            0.1
--------------------------------------------------------------------------------
TotalFinaElf SA                                        1.0            1.2
--------------------------------------------------------------------------------
Guidant Corp.                                          1.0            0.8
--------------------------------------------------------------------------------
Gap (The), Inc.                                        1.0            0.7
--------------------------------------------------------------------------------
Diageo PLC                                             1.0            0.8

                                                        % of Net Assets
                                                             as of
Five Largest Countries                              12/31/02        6/30/02
--------------------------------------------------------------------------------
United States                                         27.3           26.4
--------------------------------------------------------------------------------
United Kingdom                                        14.4           14.4
--------------------------------------------------------------------------------
Japan                                                  8.5            9.2
--------------------------------------------------------------------------------
France                                                 8.3            7.1
--------------------------------------------------------------------------------
Netherlands                                            5.8            5.5

Portfolio holdings and asset allocations will vary.

See page 14 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)   Does not include a sales charge.
(2)   Includes the maximum sales charge of 5.75%.
(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index of common stocks from the MSCI developed-market countries.
(5) Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI EAFE) is an unmanaged index of common stocks traded outside the U.S.
(6) Morningstar World Stock Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
(7) Lipper Global Funds Average is the average performance without sales charges of mutual funds with a similar current investment style or objective, as calculated by Lipper Inc.
(8) Since-inception performance comparisons for all Classes of fund shares are calculated from 12/31/95.

--------------------------------------------------------------------------------
                       RISKS OF THE CDC NVEST STAR FUNDS
--------------------------------------------------------------------------------

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

The Funds

CDC Nvest Star Value Fund invests primarily in value stocks of mid- and large-cap companies. From time to time it may also invest in foreign securities.

CDC Nvest Star Small Cap Fund invests primarily in small-cap and emerging-growth companies. Other securities that may be in the portfolio from time to time include foreign and emerging market securities, lower-rated bonds and REITs.

CDC Nvest Star Advisers Fund invests in a wide variety of securities, including small-cap and emerging-growth companies, lower-quality bonds, and REITs. The fund may also invest in IPOs and foreign securities.

CDC Nvest Star Growth Fund invests in a wide variety of equity securities, including small-cap and emerging-growth companies and IPOs. It may also invest in lower-quality corporate bonds, REITs, and foreign and emerging market securities.

CDC Nvest Star Worldwide Fund invests in a wide variety of foreign and U.S. equity securities, including emerging market securities, small-cap companies, lower-quality corporate bonds, and REITs.

The Risks

Small-cap stocks represent ownership of less well known, untried companies with little or no track record; they may have limited financial and management resources. Small-cap stocks may also be more volatile in price than the overall market and less liquid than large-cap stocks.

Emerging growth stocks represent ownership of small, rapidly growing companies that are typically more volatile than the overall market. These stocks expose investors to the risks of small-cap stocks.

Growth stocks tend to be more sensitive to market movements because their stock prices are based on future expectations, which may not be realized.

Value stocks may fall out of favor with investors and underperform the broader market; there is no guarantee that they will return to favor.

Foreign and emerging market securities convey special risks, including political, economic, regulatory and currency risks, as well as differing accounting standards. Emerging markets may be more subject to these risks than developed markets.

Real Estate Investment Trusts (REITs) may change in price with underlying real estate values, rising interest rates, and limited diversification of holdings. They may also incur other mortgage-related risks, such as prepayment risks.

Lower-quality bonds may offer higher yields in return for more risks. Adverse changes in an issuer's business or financial condition may impair the issuer's ability to pay principal or interest on the securities.

Initial Public Offerings (IPOs) may have significant risk due to lack of information or perception, and may increase your tax liability as a result of higher portfolio turnover. In addition, IPOs may experience periods of performance that are not sustainable over the long term.

--------------------------------------------------------------------------------
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   STAR VALUE FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of December 31, 2002

    Shares       Description                                                         Value (a)
------------------------------------------------------------------------------------------------
Common Stocks -- 97.2% of Total Net Assets
               Advertising -- 2.4%
     180,000   Interpublic Group of Cos. (The), Inc.............................   $   2,534,400
       8,000   Omnicom Group, Inc...............................................         516,800
                                                                                   -------------
                                                                                       3,051,200
                                                                                   -------------
               Aerospace & Defense -- 2.3%
       3,700   General Dynamics Corp............................................         293,669
      12,500   Goodrich Corp....................................................         229,000
      22,550   Honeywell International, Inc.....................................         541,200
       6,600   Lockheed Martin Corp.............................................         381,150
       5,725   Northrop Grumman Corp............................................         555,325
      32,225   Raytheon Co......................................................         990,919
                                                                                   -------------
                                                                                       2,991,263
                                                                                   -------------
               Apparel Retailers -- 0.2%
       7,100   Limited Brands...................................................          98,903
       3,500   Ross Stores, Inc.................................................         148,330
                                                                                   -------------
                                                                                         247,233
                                                                                   -------------
               Automotive -- 0.4%
       3,300   American Axle & Manufacturing Holdings, Inc. (c).................          77,286
      10,300   General Motors Corp. (d).........................................         379,658
                                                                                   -------------
                                                                                         456,944
                                                                                   -------------
               Banking -- 11.5%
      37,700   Bank of America Corp. (d)........................................       2,622,789
      25,200   Bank Of New York Co. (The), Inc..................................         603,792
      12,150   First Virginia Banks, Inc........................................         452,344
      14,300   FleetBoston Financial Corp.......................................         347,490
      20,500   Keycorp..........................................................         515,370
      25,000   Mellon Financial Corp............................................         652,750
      10,300   North Fork Bancorp, Inc..........................................         347,522
       8,650   PNC Financial Services Group, Inc................................         362,435
     150,000   Sovereign Bancorp, Inc. (d)......................................       2,107,500
      10,600   UnionBanCal Corp.................................................         416,262
      61,300   US Bancorp.......................................................       1,300,786
      12,200   Wachovia Corp....................................................         444,568
     118,000   Washington Mutual, Inc...........................................       4,074,540
      14,000   Wells Fargo & Co.................................................         656,180
                                                                                   -------------
                                                                                      14,904,328
                                                                                   -------------
               Beverages, Food & Tobacco -- 3.2%
       1,200   Adolph Coors Co., Class B........................................          73,500
       8,000   Anheuser-Busch Cos., Inc.........................................         387,200
      10,800   Coca-Cola Co. (The)..............................................         473,256
       7,000   General Mills, Inc...............................................         328,650
      31,525   Kraft Foods, Inc.................................................       1,227,268
      27,800   PepsiCo, Inc.....................................................       1,173,716
       6,400   Philip Morris Cos., Inc..........................................         259,392
      16,800   Tyson Foods, Inc., Class A.......................................         188,496
                                                                                   -------------
                                                                                       4,111,478
                                                                                   -------------
               Biotechnology -- 0.3%
      66,800   Ribapharm, Inc. (c)..............................................         437,540
                                                                                   -------------
               Building Materials -- 0.9%
       4,300   American Standard Cos., Inc. (c).................................         305,902
       8,200   Home Depot, Inc..................................................         196,472
       9,800   Lowe's Cos., Inc.................................................         367,500
      16,850   Masco Corp.......................................................         354,693
                                                                                   -------------
                                                                                       1,224,567
                                                                                   -------------
               Chemicals -- 0.5%
      12,000   Praxair, Inc.....................................................         693,240
                                                                                   -------------
               Commercial Services -- 2.0%......................................
     244,000   Cendant Corp. (c)(d).............................................       2,557,120
                                                                                   -------------
               Communications -- 1.4%
      32,500   AT&T Wireless Services, Inc. (c).................................         183,625
      79,200   Cisco Systems, Inc. (c)..........................................       1,037,520
      60,500   General Motors Corp., Class H (Hughes Electronics Corp.) (c).....         647,350
                                                                                   -------------
                                                                                       1,868,495
                                                                                   -------------
               Computers -- 3.2%
      30,000   Apple Computer, Inc. (c).........................................         429,900
      35,800   Compucom Systems, Inc. (c).......................................         200,838
      29,000   Dell Computer Corp. (c)..........................................         775,460
       7,700   EMC Corp. (c)....................................................          47,278
      75,000   Hewlett-Packard Co...............................................       1,302,000
       9,000   International Business Machines Corp.............................         697,500
       7,400   Storage Technology Corp. (c).....................................         158,508
      20,000   SunGard Data Systems, Inc. (c)...................................         471,200
                                                                                   -------------
                                                                                       4,082,684
                                                                                   -------------
               Cosmetics & Personal Care -- 0.7%
       5,300   Colgate-Palmolive Co.............................................         277,879
       2,200   Gillette Co. (The)...............................................          66,792
       2,000   Kimberly-Clark Corp..............................................          94,940
       6,100   Procter & Gamble Co..............................................         524,234
                                                                                   -------------
                                                                                         963,845
                                                                                   -------------
               Electric Utilities -- 5.2%
      27,500   CenterPoint Energy, Inc..........................................         233,750
      27,200   Constellation Energy Group, Inc..................................         756,704
     100,000   Duke Energy Corp.................................................       1,954,000
      25,600   Edison International (c).........................................         303,360
      20,000   Entergy Corp.....................................................         911,800
       8,700   FirstEnergy Corp.................................................         286,839
      21,686   Reliant Resources, Inc. (c)......................................          69,395
     120,000   TXU Corp.........................................................       2,241,600
                                                                                   -------------
                                                                                       6,757,448
                                                                                   -------------
               Electrical Equipment -- 1.3%
      12,300   Emerson Electric Co..............................................         625,455
      43,700   General Electric Co..............................................       1,064,095
                                                                                   -------------
                                                                                       1,689,550
                                                                                   -------------
               Electronics -- 2.2%
      23,275   Agilent Technologies, Inc. (c)...................................         418,019
       4,500   Jabil Circuit, Inc. (c)..........................................          80,640
       5,200   Johnson Controls, Inc............................................         416,884
      16,000   Methode Electronics, Inc., Class A...............................         174,560
      80,000   Waters Corp. (c).................................................       1,742,400
                                                                                   -------------
                                                                                       2,832,503
                                                                                   -------------
               Entertainment & Leisure -- 3.1%
     109,000   Carnival Corp. (d)...............................................       2,719,550
      12,200   Eastman Kodak Co. (d)............................................         427,488
      49,600   Walt Disney Co. (The)............................................         808,976
                                                                                   -------------
                                                                                       3,956,014
                                                                                   -------------
               Environmental Control -- 0.8%
      44,000   Waste Management, Inc............................................       1,008,480
                                                                                   -------------
               Financial Services -- 5.2%
      30,000   American Express Co..............................................       1,060,500
       1,700   Bear Stearns Cos. (The), Inc.....................................         100,980
      11,400   Capital One Financial Corp. (d)..................................         338,808
      53,474   Citigroup, Inc...................................................       1,881,750
      14,000   Fannie Mae.......................................................         900,620
      11,375   Freddie Mac......................................................         671,694

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
             STAR VALUE FUND -- SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

Investments as of December 31, 2002

    Shares       Description                                                         Value (a)
------------------------------------------------------------------------------------------------
               Financial Services -- continued
       5,300   Goldman Sachs Group, Inc.........................................   $     360,930
      20,800   J.P. Morgan Chase & Co...........................................         499,200
       7,900   Lehman Brothers Holdings, Inc....................................         420,991
       9,100   MBNA Corp........................................................         173,082
       8,000   Merrill Lynch & Co., Inc.........................................         303,600
                                                                                   -------------
                                                                                       6,712,155
                                                                                   -------------
               Forest Products & Paper -- 0.9%
       1,700   Bemis Co.........................................................          84,371
      12,500   Bowater, Inc.....................................................         524,375
       9,325   International Paper Co...........................................         326,095
      21,700   Sappi, Ltd. (ADR)................................................         286,874
                                                                                   -------------
                                                                                       1,221,715
                                                                                   -------------
               Health Care Providers -- 1.2%
      14,700   HCA, Inc.........................................................         610,050
      38,575   Tenet Healthcare Corp. (c).......................................         632,630
       2,500   UnitedHealth Group, Inc..........................................         208,750
       1,600   WellPoint Health Networks, Inc. (c)..............................         113,856
                                                                                   -------------
                                                                                       1,565,286
                                                                                   -------------
               Healthcare-Services -- 0.3%
      14,700   McKesson Corp....................................................         397,341
                                                                                   -------------
               Heavy Machinery -- 0.3%
       8,800   Caterpillar, Inc.................................................         402,336
                                                                                   -------------
               Home Construction, Furnishings & Appliances -- 0.5%
       1,700   M.D.C. Holdings, Inc.............................................          65,042
       7,200   M/I Schottenstein Homes, Inc.....................................         200,160
       1,800   Ryland Group, Inc................................................          60,030
       7,000   Whirlpool Corp. (d)..............................................         365,540
                                                                                   -------------
                                                                                         690,772
                                                                                   -------------
               Household Products -- 1.3%
      10,700   Avery Dennison Corp..............................................         653,556
      19,400   Johnson & Johnson................................................       1,041,974
                                                                                   -------------
                                                                                       1,695,530
                                                                                   -------------
               Industrial - Diversified -- 0.4%
      32,000   Tyco International, Ltd..........................................         546,560
                                                                                   -------------
               Insurance -- 5.5%
      17,300   ACE, Ltd.........................................................         507,582
      21,100   Allstate Corp. (The).............................................         780,489
       7,000   AMBAC Financial Group, Inc.......................................         393,680
      14,060   American International Group, Inc................................         813,371
         330   Berkshire Hathaway, Inc., Class B (c)............................         799,590
       9,500   Lincoln National Corp............................................         300,010
       9,000   Marsh & McLennan Cos., Inc.......................................         415,890
      10,000   MGIC Investment Corp.............................................         413,000
      16,200   Old Republic International Corp..................................         453,600
       5,400   Progressive Corp. (The)..........................................         268,002
      18,000   Prudential Financial, Inc........................................         571,320
      19,700   Radian Group, Inc................................................         731,855
      20,772   Travelers Property Casualty Corp. (c)............................         304,310
       5,500   XL Capital, Ltd., Class A........................................         424,875
                                                                                   -------------
                                                                                       7,177,574
                                                                                   -------------
               Internet -- 0.2%
       1,600   Symantec Corp. (c)...............................................          64,720
      11,900   Yahoo!, Inc. (c).................................................         194,565
                                                                                   -------------
                                                                                         259,285
                                                                                   -------------
               Lodging -- 1.1%
       5,000   Mandalay Resort Group (c)........................................         153,050
       4,000   MGM MIRAGE (c)...................................................         131,880
      50,000   Starwood Hotels & Resorts Worldwide, Inc.........................       1,187,000
                                                                                   -------------
                                                                                       1,471,930
                                                                                   -------------
               Media - Broadcasting & Publishing -- 6.2%
     240,000   AOL Time Warner, Inc. (c)........................................       3,144,000
       4,300   Clear Channel Communications, Inc. (c)...........................         160,347
       6,200   Gannett Co., Inc.................................................         445,160
       9,300   Knight-Ridder, Inc...............................................         588,225
     300,000   Liberty Media Corp. (c)..........................................       2,682,000
      10,300   McGraw-Hill Cos. (The), Inc......................................         622,532
      10,600   USA Interactive (c) (d)..........................................         242,316
       2,800   Westwood One, Inc. (c)...........................................         104,608
                                                                                   -------------
                                                                                       7,989,188
                                                                                   -------------
               Medical Supplies -- 3.0%
       4,800   Allergan, Inc....................................................         276,576
      26,375   Baxter International, Inc. (d)...................................         738,500
      83,500   Guidant Corp. (c)................................................       2,575,975
       6,500   Hillenbrand Industries, Inc......................................         314,015
                                                                                   -------------
                                                                                       3,905,066
                                                                                   -------------
               Oil & Gas -- 5.7%
       2,200   Apache Corp......................................................         125,378
      11,000   Baker Hughes, Inc................................................         354,090
      18,000   BP PLC (ADR).....................................................         731,700
      13,500   ChevronTexaco Corp...............................................         897,480
       8,839   ConocoPhillips...................................................         427,719
      20,500   El Paso Corp. (d)................................................         142,680
       4,700   ENSCO International, Inc.........................................         138,415
      92,900   Exxon Mobil Corp.................................................       3,245,926
      16,200   Gulf Island Fabrication, Inc. (c)................................         263,250
      19,425   Halliburton Co...................................................         363,442
       7,000   Kerr-McGee Corp..................................................         310,100
       3,100   Northwest Natural Gas Co.........................................          83,886
       2,900   Occidental Petroleum Corp........................................          82,505
      11,700   Transocean, Inc..................................................         271,440
                                                                                   -------------
                                                                                       7,438,011
                                                                                   -------------
               Pharmaceuticals -- 3.6%
      20,500   Abbott Laboratories..............................................         820,000
       5,200   Medimmune, Inc. (c)..............................................         141,284
      22,495   Merck & Co., Inc.................................................       1,273,442
      17,300   Pfizer, Inc......................................................         528,861
      17,480   Pharmacia Corp...................................................         730,664
      52,000   Schering-Plough Corp.............................................       1,154,400
                                                                                   -------------
                                                                                       4,648,651
                                                                                   -------------
               Restaurants -- 2.3%
       3,100   CBRL Group, Inc..................................................          93,403
      29,700   McDonald's Corp..................................................         477,576
      14,000   Outback Steakhouse, Inc..........................................         482,160
      80,000   Yum! Brands, Inc. (c)............................................       1,937,600
                                                                                   -------------
                                                                                       2,990,739
                                                                                   -------------
               Retailers -- 9.3%
      78,000   Best Buy Co., Inc. (c)...........................................       1,883,700
      20,300   CVS Corp. (d)....................................................         506,891
     210,000   Gap (The), Inc...................................................       3,259,200
      80,000   J.C. Penney Co., Inc. (d)........................................       1,840,800
       5,300   MarineMax, Inc. (c)..............................................          62,593
      50,300   Office Depot, Inc. (c)...........................................         742,428

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
             STAR VALUE FUND -- SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

Investments as of December 31, 2002

    Shares       Description                                                         Value (a)
------------------------------------------------------------------------------------------------
               Retailers -- continued
       9,000   Target Corp......................................................   $     270,000
      69,800   Tiffany & Co.....................................................       1,668,918
     130,000   Toys 'R' Us, Inc. (c)............................................       1,300,000
       9,300   Wal-Mart Stores, Inc.............................................         469,743
                                                                                   -------------
                                                                                      12,004,273
                                                                                   -------------
               Semiconductors -- 1.1%
      24,000   Applied Materials, Inc. (c)......................................         312,720
      47,100   Intel Corp.......................................................         733,347
       8,200   QLogic Corp. (c) (d).............................................         282,982
       4,900   Texas Instruments, Inc...........................................          73,549
                                                                                   -------------
                                                                                       1,402,598
                                                                                   -------------
               Software -- 1.0%
       5,600   Adobe Systems, Inc...............................................         139,496
       3,800   BMC Software, Inc. (c)...........................................          65,018
       2,000   First Data Corp..................................................          70,820
      14,600   Microsoft Corp. (c)..............................................         754,820
      19,000   Oracle Corp. (c).................................................         205,200
       6,500   PeopleSoft, Inc. (c).............................................         118,950
                                                                                   -------------
                                                                                       1,354,304
                                                                                   -------------
               Telephone Systems -- 5.3%
       3,900   Alltell Corp.....................................................         198,900
       3,000   AT&T Corp........................................................          78,330
      49,000   BellSouth Corp...................................................       1,267,630
      27,100   CenturyTel, Inc. (d).............................................         796,198
     245,000   Citizens Communications Co. (c) (d)..............................       2,584,750
      57,775   Qwest Communications International, Inc. (c).....................         288,875
      19,000   SBC Communications, Inc..........................................         515,090
      33,700   Sprint Corp. (FON Group).........................................         487,976
      16,700   Verizon Communications, Inc......................................         647,125
                                                                                   -------------
                                                                                       6,864,874
                                                                                   -------------
               Textiles, Clothing & Fabrics -- 0.8%
      20,300   Jones Apparel Group, Inc. (c)....................................         719,432
       9,600   Liz Claiborne, Inc...............................................         284,640
                                                                                   -------------
                                                                                       1,004,072
                                                                                   -------------
               Transportation -- 0.4%
       8,000   FedEx Corp.......................................................         433,760
       1,100   Union Pacific Corp...............................................          65,857
                                                                                   -------------
                                                                                         499,617
                                                                                   -------------
               Total Common Stocks (Identified Cost $128,028,564)                    126,075,809
                                                                                   -------------
     Units
---------------
Convertible Security -- 0.2%
               Financial Services -- 0.2%
      19,000   Merrill Lynch & Co., Inc., 8% STRIDES exchangeable for shares of
               Cisco Systems common stock, zero coupon..........................         266,380
               Total Convertible Security (Identified Cost $314,503)............         266,380
                                                                                   -------------
 Principal
  Amount         Description                                                           Value (a)
------------------------------------------------------------------------------------------------
Short Term Investments -- 13.3%
$  3,261,006   Repurchase Agreement with Investors Bank & Trust Co. dated
               12/31/2002 at 1.00% to be repurchased at $3,261,187 on
               1/02/2003, collateralized by $3,265,828 Federal National
               Mortgage Bond, 6.50%, due 5/01/2021 valued at $3,424,253.........   $   3,261,006
     285,527   Bank of Montreal, 1.320%, 1/30/2003 (e)..........................         285,527
   2,823,912   BNP Paribas, 1.320%, 2/07/2003 (e)...............................       2,823,912
   1,694,347   Canadian Imperial Bank of Commerce, 1.225%, 5/19/2003 (e)........       1,694,347
     564,782   Comerica Bank, 1.400%, 11/19/2003 (e)............................         564,782
   2,823,912   Dreyfus Cash Management Plus Fund, 1.358%, 1/02/2003 (e).........       2,823,912
     282,391   Galaxy Funding, 1.353%, 2/07/2003 (e)............................         282,391
     564,782   Goldman Sachs Group, Inc., 1.363%, 1/02/2003 (e).................         564,782
     564,782   Liberty Lighthouse Funding, 1.343%, 1/14/2003 (e)................         564,782
   2,936,868   Merrimac Cash Fund, Premium Class, 1.422%, 1/02/2003 (e).........       2,936,868
   1,524,912   Royal Bank of Scotland, 1.33%, 1/15/2003 (e).....................       1,524,912
                                                                                   -------------
               Total Short Term Investments (Identified Cost $17,327,221).......      17,327,221
                                                                                   -------------
               Total Investments -- 110.7%
               (Identified Cost $145,670,288) (b)...............................     143,669,410
               Other assets less liabilities....................................    (13,919,766)
                                                                                   -------------
               Total Net Assets-- 100%..........................................   $ 129,749,644
                                                                                   =============
(a)     See Note 2a of Notes to Financial Statements.
(b)     Federal Tax Information:
        At December 31, 2002, the net unrealized depreciation on investments based on cost of $147,074,710 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all investments
        in which there is an excess of value over tax cost......................   $   7,992,670
        Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost over value..........     (11,397,970)
                                                                                   -------------
        Net unrealized depreciation.............................................   $  (3,405,300)
                                                                                   =============

        At December 31, 2002, the Fund had a capital loss carryover of approximately $9,780,037 of which $5,117,200 expires on December 31, 2008 and $4,662,837 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

        For the year ended December 31, 2002, the Fund has elected to defer
        $2,719,883 of capital losses attributable to Post-October losses.
(c)     Non-income producing security.
(d) All or a portion of this security was on loan to brokers at December 31, 2002.
(e)     Represents investments of securities lending collateral. ADR An American
        Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                 STAR SMALL CAP FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of December 31, 2002

    Shares       Description                                                           Value (a)
------------------------------------------------------------------------------------------------
Common Stocks -- 95.8% of Total Net Assets
               Advertising -- 0.4%
      13,250   Getty Images, Inc. (c) (d).......................................   $     404,787
                                                                                   -------------
               Aerospace & Defense -- 0.7%
       4,600   Engineered Support Systems, Inc..................................         168,636
      30,000   Herley Industries, Inc. (c)......................................         522,240
                                                                                   -------------
                                                                                         690,876
                                                                                   -------------
               Airlines -- 0.5%
      12,000   AirTran Holdings, Inc. (c).......................................          46,800
       7,500   JetBlue Airways Corp. (c) (d)....................................         202,500
      17,400   SkyWest Inc......................................................         227,418
                                                                                   -------------
                                                                                         476,718
                                                                                   -------------
               Apparel Retailers -- 1.2%
      11,700   American Eagle Outfitters, Inc. (c)..............................         161,226
       8,700   Buckle (The), Inc. (c)...........................................         156,600
      18,700   Charming Shoppes, Inc. (c).......................................          78,166
      16,325   Chico's FAS, Inc. (c) (d)........................................         308,706
       5,600   Claire's Stores, Inc.............................................         123,592
      16,800   Syms Corp. (c)...................................................         119,112
       7,500   Urban Outfitters, Inc. (c).......................................         176,775
                                                                                   -------------
                                                                                       1,124,177
                                                                                   -------------
               Automotive -- 0.5%
       1,900   BorgWarner, Inc..................................................          95,798
       2,600   Cooper Tire & Rubber Co..........................................          39,884
      13,100   Navistar International Corp. (c) (d).............................         318,461
                                                                                   -------------
                                                                                         454,143
                                                                                   -------------
               Banking -- 5.0%
       3,500   Bank of Hawaii Corp..............................................         106,365
      75,000   BankAtlantic Bancorp, Inc........................................         708,750
       9,400   Banknorth Group, Inc.............................................         212,440
       3,100   CCBT Financial Cos., Inc.........................................          79,608
       6,000   Columbia Banking Systems, Inc. (c)...............................          75,660
       3,300   Corus Bankshares, Inc............................................         144,078
       7,500   Cullen/Frost Bankers, Inc........................................         245,250
       2,800   Downey Financial Corp............................................         109,200
       3,400   First State Bancorp..............................................          84,320
       7,800   FirstMerit Corp..................................................         168,948
         100   Glacier Bancorp, Inc.............................................           2,357
       2,100   IBERIABANK Corp..................................................          84,336
       6,575   Investors Financial Services Corp................................         180,089
       1,800   Main Streets Banks, Inc..........................................          34,560
         800   Middleburg Financial Corp........................................          37,104
       7,925   New York Community Bancorp, Inc. (c) (d).........................         228,874
      30,000   People's Bank....................................................         754,200
       1,100   Sandy Spring Bancorp, Inc........................................          35,057
       3,800   Seacoast Banking Corp. of Florida................................          71,592
       3,800   Southwest Bancorp of Texas, Inc. (c).............................         109,478
       2,220   Sterling Bancorp.................................................          58,430
      11,975   UCBH Holdings, Inc...............................................         508,339
      12,700   Umpqua Holdings Corp.............................................         231,775
       6,800   Webster Financial Corp...........................................         236,640
       6,200   West Coast Bancorp...............................................          94,308
       6,300   Wilmington Trust Corp............................................         199,584
                                                                                   -------------
                                                                                       4,801,342
                                                                                   -------------
               Beverages, Food & Tobacco-- 3.0%
       2,200   Corn Products International, Inc.................................          66,286
     160,000   Del Monte Foods Co. (c) (d)......................................       1,232,000
       4,100   Interstate Bakeries Corp.........................................          62,525
      50,000   Ralcorp Holdings, Inc. (c).......................................       1,257,000
      11,400   Sensient Technologies Corp.......................................         256,158
                                                                                   -------------
                                                                                       2,873,969
                                                                                   -------------
               Biotechnology -- 2.9%
      11,150   Affymetrix, Inc. (c) (d).........................................         255,223
       7,100   Charles River Laboratories International, Inc. (c)...............         273,208
       3,925   InterMune, Inc. (c)..............................................         100,127
      19,000   Martek Biosciences Corp. (c) (d).................................         478,040
     102,500   Novavax, Inc. (c)................................................         266,500
     105,000   Regeneration Technologies, Inc. (c)..............................       1,050,000
      31,475   Telik, Inc. (c) (d)..............................................         366,998
                                                                                   -------------
                                                                                       2,790,096
                                                                                   -------------
               Building Materials -- 0.6%
       3,200   Centex Construction Products, Inc................................         112,480
       9,500   Florida Rock Industries, Inc.....................................         361,475
       9,000   Patrick Industries, Inc..........................................          58,590
                                                                                   -------------
                                                                                         532,545
                                                                                   -------------
               Chemicals -- 1.1%
       5,775   Cabot Microelectronics Corp. (c) (d).............................         272,580
       1,000   Cytec Industries, Inc. (c).......................................          27,280
       2,100   HB Fuller Co.....................................................          54,348
       5,700   Lubrizol Corp....................................................         173,850
      14,600   Lyondell Chemical Co.............................................         184,544
      19,000   Olin Corp........................................................         295,450
                                                                                   -------------
                                                                                       1,008,052
                                                                                   -------------
               Commercial Services -- 5.2%
      37,500   Administaff, Inc. (c) (d)........................................         225,000
      14,850   Advisory Board Co. (The) (c).....................................         444,015
      17,000   Central Parking Corp.............................................         320,620
       1,900   Clark/Bardes, Inc. (c)...........................................          36,575
      22,500   Coinstar, Inc. (c)...............................................         509,625
      18,750   Corporate Executive Board Co. (c)................................         598,500
      35,000   Dollar Thrifty Automotive Group, Inc. (c)........................         740,250
       8,275   FTI Consulting, Inc. (c) (d).....................................         332,241
      74,000   Integrated Electrical Services, Inc. (c).........................         284,900
      22,300   Labor Ready, Inc. (c) (d)........................................         143,166
      50,000   NCO Group, Inc. (c) (d)..........................................         797,500
      10,900   Resources Connection, Inc. (c)...................................         252,989
      12,200   Steiner Leisure, Ltd. (c)........................................         170,068
       3,200   Valassis Communications, Inc. (c)................................          94,176
                                                                                   -------------
                                                                                       4,949,625
                                                                                   -------------
               Communications -- 2.7%
       4,300   Amdocs, Ltd. (c).................................................          42,226
     310,000   Auspex Systems, Inc. (c).........................................         114,700
       2,600   Black Box Corp. (c) (d)..........................................         116,480
      22,500   Computer Network Technology Corp. (c)............................         159,750
      20,000   Foundry Networks Inc (c).........................................         140,800
         300   Inet Technologies, Inc. (c)......................................           1,830
      79,475   Nextel Partners, Inc., Class A (c)...............................         482,413
      97,100   RMH Teleservices, Inc. (c) (d)...................................       1,019,550
      30,000   Tekelec (c)......................................................         313,500
      20,000   Tellabs, Inc. (c)................................................         145,400
                                                                                   -------------
                                                                                       2,536,649
                                                                                   -------------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
           STAR SMALL CAP FUND -- SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

Investments as of December 31, 2002

    Shares       Description                                                         Value (a)
------------------------------------------------------------------------------------------------
               Computer Software & Processing-- 0.2%
       5,700   Tech Data Corp. (c) (d)..........................................   $     153,672
                                                                                   -------------
               Computers -- 6.4%
      15,000   Anteon International Corp. (c)...................................         360,000
       7,250   CACI International, Inc., Class A (c)............................         258,390
       4,900   Catapult Communications Corp. (c)................................          58,555
     165,000   CIBER, Inc. (c)..................................................         849,750
       4,900   Cognizant Technology Solutions Corp. (c) (d).....................         353,927
      22,500   Cray, Inc. (c) (d)...............................................         172,575
      15,700   Electronics for Imaging, Inc. (c)................................         255,298
      60,000   InFocus Corp. (c) (d)............................................         369,600
       8,650   Kronos, Inc. (c).................................................         319,963
      22,300   Maxtor Corp. (c).................................................         112,838
      39,725   McData Corp., Class A (c) (d)....................................         282,047
     100,000   MCSi, Inc. (c) (d)...............................................         475,000
      54,100   Mentor Graphics Corp. (c) (d)....................................         425,226
      15,000   M-Systems Flash Disk Pioneers, Ltd. (c)..........................         109,650
      11,100   MTS Systems Corp.................................................         111,222
      29,150   NetScreen Technologies, Inc. (c).................................         491,178
      10,850   PEC Solutions, Inc. (c)..........................................         324,415
      35,000   Seagate Technology (c) (d).......................................         375,550
      12,000   Verisity, Ltd. (c)...............................................         228,720
      20,000   Virage Logic Corp. (c)...........................................         200,600
                                                                                   -------------
                                                                                       6,134,504
                                                                                   -------------
               Education -- 0.5%
       5,225   Corinthian Colleges, Inc. (c)....................................         197,819
       4,075   Education Management Corp. (c)...................................         153,220
       6,700   Learning Tree International, Inc. (c)............................          91,790
                                                                                   -------------
                                                                                         442,829
                                                                                   -------------
               Electric Utilities -- 0.7%
      80,000   Calpine Corp. (c) (d)............................................         260,800
      12,000   El Paso Electric Co. (c).........................................         132,000
       3,200   Energy East Corp.................................................          70,688
       3,200   MGE Energy, Inc..................................................          85,667
       2,200   Puget Energy, Inc................................................          48,510
       3,000   WPS Resources Corp. (d)..........................................         116,460
                                                                                   -------------
                                                                                         714,125
                                                                                   -------------
               Electrical Equipment -- 0.2%
       9,800   Belden, Inc......................................................         149,156
                                                                                   -------------
               Electronics -- 2.9%
       6,200   Bel Fuse, Inc., Class B..........................................         124,930
     140,000   Checkpoint Systems, Inc. (c).....................................       1,447,600
       9,600   Cymer, Inc. (c) (d)..............................................         309,600
       7,300   FLIR Systems, Inc. (c)...........................................         356,240
     105,000   HEI, Inc. (c)....................................................         336,000
      23,800   Measurement Specialties, Inc. (c) (d)............................          49,980
       3,000   Rogers Corp. (c).................................................          66,750
      15,800   Sanmina Corp. (c)................................................          70,942
                                                                                   -------------
                                                                                       2,762,042
                                                                                   -------------
               Entertainment & Leisure -- 1.7%
      43,900   Callaway Golf Co.................................................         581,675
      24,000   Concord Camera Corp. (c).........................................         130,320
      23,500   Hollywood Entertainment Corp. (c) (d)............................         354,850
      15,425   Macrovision Corp. (c)............................................         247,417
      13,000   Penn National Gaming, Inc. (c)...................................         206,180
      20,000   Scientific Games Corp. (c).......................................         145,200
                                                                                   -------------
                                                                                       1,665,642
                                                                                   -------------
               Environmental Control-- 0.7%
      45,000   Bennett Environmental, Inc. (c) (d)..............................         310,950
       5,000   Stericycle, Inc. (c) (d).........................................         161,895
      16,500   TRC Cos., Inc. (c) (d)...........................................         216,645
                                                                                   -------------
                                                                                         689,490
                                                                                   -------------
               Financial Services -- 1.1%
      30,000   AmeriCredit Corp. (c) (d)........................................         232,200
       6,900   Federal Agriculture Mortgage Corp. (c) (d).......................         211,416
      20,000   Friedman Billings Ramsey Group, Inc. (c) (d).....................         187,200
      11,750   LaBranche & Co., Inc. (c) (d)....................................         313,020
       4,600   Waddell & Reed Financial, Inc....................................          90,482
                                                                                   -------------
                                                                                       1,034,318
                                                                                   -------------
               Food Retailers -- 0.1%
      12,000   Pantry (The), Inc. (c)...........................................          48,120
                                                                                   -------------
               Forest Products & Paper -- 0.6%
      18,500   Buckeye Technologies, Inc. (c)...................................         113,775
      14,400   Pope & Talbot, Inc...............................................         205,344
      15,400   Smurfit-Stone Container Corp. (c)................................         237,021
                                                                                   -------------
                                                                                         556,140
                                                                                   -------------
               Health Care Providers -- 2.8%
      24,500   Amerigroup Corp. (c) (d).........................................         745,780
      15,000   Centene Corp. (c) (d)............................................         503,850
       5,900   Health Net, Inc. (c).............................................         155,760
       4,400   LifePoint Hospitals, Inc. (c)....................................         131,696
       6,950   Odyssey Healthcare, Inc. (c).....................................         241,165
       3,250   Pediatrix Medical Group (c)......................................         130,195
       6,500   RehabCare Group, Inc. (c)........................................         124,020
      25,000   United Surgical Partners International, Inc. (c).................         390,525
      20,000   VCA Antech, Inc. (c) (d).........................................         300,000
                                                                                   -------------
                                                                                       2,722,991
                                                                                   -------------
               Healthcare-Services -- 0.7%
      11,175   Covance, Inc. (c)................................................         274,793
      10,600   Cross Country, Inc. (c) (d)......................................         147,870
      20,900   Hooper Holmes, Inc...............................................         128,326
       7,000   National Dentex Corp. (c)........................................         136,780
                                                                                   -------------
                                                                                         687,769
                                                                                   -------------
               Heavy Construction -- 1.7%
       8,000   Granite Construction, Inc........................................         124,000
      60,000   Horizon Offshore, Inc. (c).......................................         298,800
      73,300   Insituform Technologies, Inc., Class A (c) (d)...................       1,249,765
                                                                                   -------------
                                                                                       1,672,565
                                                                                   -------------
               Heavy Machinery -- 3.7%
       7,600   AGCO Corp. (c)...................................................         167,960
       7,900   Cognex Corp. (c).................................................         145,597
       7,500   Cummins, Inc. (d)................................................         210,975
      24,175   Grant Prideco, Inc. (c)..........................................         281,397
       6,300   IDEX Corp........................................................         206,010
      11,000   Kaydon Corp......................................................         233,310
       6,000   Lindsay Manufacturing Co.........................................         128,400
      10,000   National-Oilwell, Inc. (c).......................................         218,400
      28,200   Sauer-Danfoss, Inc...............................................         222,780
     400,000   SureBeam Corp., Class A (c) (d)..................................       1,616,000
       9,600   Wabtec Corp......................................................         134,784
                                                                                   -------------
                                                                                       3,565,613
                                                                                   -------------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
           STAR SMALL CAP FUND -- SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

Investments as of December 31, 2002

    Shares       Description                                                         Value (a)
------------------------------------------------------------------------------------------------
               Home Construction, Furnishings & Appliances-- 1.1%
       6,400   Bassett Furniture Industries, Inc................................   $      91,648
      16,900   Clayton Homes, Inc. (c) (d)......................................         205,842
      14,200   CompX International, Inc.........................................         118,854
      11,100   Furniture Brands International, Inc. (c).........................         264,735
       3,800   Harman International Industries, Inc.............................         226,100
       3,500   Skyline Corp.....................................................         103,250
                                                                                   -------------
                                                                                       1,010,429
                                                                                   -------------
               Household Products -- 1.1%
      70,000   Tupperware Corp..................................................       1,055,600
                                                                                   -------------
               Industrial - Diversified -- 1.4%
       7,500   Aptargroup, Inc..................................................         234,300
      14,800   Crane Co.........................................................         294,964
       7,200   Harsco Corp......................................................         229,608
       5,300   Pentair, Inc.....................................................         183,115
       8,600   Roper Industries, Inc............................................         314,760
       2,200   SPS Technologies, Inc. (c).......................................          52,250
                                                                                   -------------
                                                                                       1,308,997
                                                                                   -------------
               Insurance -- 2.3%
       4,000   CNA Surety Corp..................................................          31,400
      13,250   HCC Insurance Holdings, Inc......................................         325,950
       7,400   Hilb, Rogal and Hamilton Co......................................         302,660
       4,600   Ohio Casualty Corp. (c) (d)......................................          59,570
       7,000   Platinum Underwriters Holdings, Ltd. (c) (d).....................         184,450
      35,000   PMI Group (The), Inc.............................................       1,051,400
       2,600   Radian Group, Inc................................................          96,590
       2,000   RLI Corp.........................................................          55,800
       3,500   Scottish Annuity & Life Holdings, Ltd............................          61,075
                                                                                   -------------
                                                                                       2,168,895
                                                                                   -------------
               Internet -- 7.1%
      42,500   Alloy, Inc. (c) (d)..............................................         465,375
      12,300   Avocent Corp. (c)................................................         273,306
      35,000   DoubleClick, Inc. (c)............................................         198,100
     234,000   Imanage, Inc. (c)................................................         748,800
     295,000   Interland, Inc. (c)..............................................         383,500
      15,500   Internet Security Systems, Inc. (c) (d)..........................         284,115
      30,000   NetFlix, Inc. (c) (d)............................................         330,300
     172,900   Raindance Communications, Inc. (c)...............................         558,467
      50,000   S1 Corp. (c).....................................................         223,000
      97,000   Secure Computing Corp. (c) (d)...................................         621,770
     351,700   SupportSoft, Inc. (c)............................................       1,385,698
      26,925   TIBCO Software, Inc. (c).........................................         166,397
      19,775   United Online, Inc. (c) (d)......................................         315,233
      40,000   VeriSign, Inc. (c)...............................................         320,800
      25,000   WebMD Corp. (c)..................................................         213,750
      12,625   Websense, Inc. (c) (d)...........................................         269,683
                                                                                   -------------
                                                                                       6,758,294
                                                                                   -------------
               Investment Companies -- 1.3%
       4,600   Biotech HOLDRs Trust.............................................         388,976
       8,000   iShares Russell 2000 Value Index Fund (d)........................         892,000
                                                                                   -------------
                                                                                       1,280,976
                                                                                   -------------
               Lodging -- 1.0%
      13,200   Extended Stay America, Inc. (c)..................................         194,700
       7,500   Orient-Express Hotels, Ltd. (c)..................................         101,250
      40,000   Prime Hospitality Corp. (c)......................................         326,000
      20,000   Station Casinos, Inc. (c) (d)....................................         354,000
                                                                                   -------------
                                                                                         975,950
                                                                                   -------------
               Media - Broadcasting & Publishing-- 0.4%.........................
       4,000   Entercom Communications Corp. (c) (d)............................         187,680
      14,650   Radio One, Inc. (c) (d)..........................................         211,400
                                                                                   -------------
                                                                                         399,080
                                                                                   -------------
               Medical Supplies -- 4.5%
      15,000   Conceptus, Inc. (c) (d)..........................................         179,700
      60,000   Conmed Corp. (c).................................................       1,175,400
      12,500   Cyberonics, Inc. (c).............................................         230,000
     100,000   Hanger Orthopedic Group, Inc. (c)................................       1,315,000
       3,400   Millipore Corp. (c) (d)..........................................         115,600
      40,000   Oakley, Inc. (c).................................................         410,800
       3,950   SurModics, Inc. (c)..............................................         113,286
      30,000   Sybron Dental Specialties, Inc. (c)..............................         445,500
      33,400   Therasense, Inc. (c) (d).........................................         278,890
                                                                                   -------------
                                                                                       4,264,176
                                                                                   -------------
               Metals -- 1.1%
       7,400   CIRCOR International, Inc........................................         117,660
       4,700   Cleveland-Cliffs, Inc. (c).......................................          93,295
       9,500   Gibraltar Steel Corp.............................................         180,880
       6,400   Mueller Industries, Inc. (c).....................................         174,400
       1,900   Precision Castparts Corp.........................................          46,075
      12,500   Quanex Corp......................................................         418,750
                                                                                   -------------
                                                                                       1,031,060
                                                                                   -------------
               Office/Business Equipment -- 0.2%
       8,100   United Stationers, Inc. (c)......................................         233,288
                                                                                   -------------
               Oil & Gas -- 3.6%
      30,000   Berry Petroleum Co...............................................         511,500
       6,300   Cascade Natural Gas Corp.........................................         126,000
       4,400   Evergreen Resources, Inc. (c)....................................         197,340
      54,675   Key Energy Services, Inc. (c)....................................         490,435
       2,400   Newfield Exploration Co. (c).....................................          86,520
      19,150   Patterson-UTI Energy, Inc. (c)...................................         577,756
       2,700   Peoples Energy Corp. (d).........................................         104,355
      35,000   St. Mary Land & Exploration Co. (c) (d)..........................         875,000
      11,100   Superior Energy Services, Inc. (c)...............................          91,020
       1,000   Western Gas Resources, Inc.......................................          36,850
       4,200   WGL Holdings, Inc................................................         100,464
      10,600   XTO Energy, Inc..................................................         261,820
                                                                                   -------------
                                                                                       3,459,060
                                                                                   -------------
               Pharmaceuticals -- 2.8%
      10,500   Accredo Health, Inc. (c).........................................         370,125
       5,400   Angiotech Pharmaceuticals, Inc. (c)..............................         183,924
     123,800   Aradigm Corp. (c)................................................         200,556
       5,650   Bentley Pharmaceuticals, Inc. (c)................................          45,483
      13,575   Medicines Co. (The) (c) (d)......................................         217,472
      13,500   NBTY, Inc. (c)...................................................         237,330
       4,075   Neurocrine Biosciences, Inc. (c) (d).............................         186,065
       7,125   NPS Pharmaceuticals, Inc. (c)....................................         179,550
      25,000   Pharmaceutical Resources, Inc. (c)...............................         745,000
      15,000   Priority Healthcare Corp. (c)....................................         348,000
                                                                                   -------------
                                                                                       2,713,505
                                                                                   -------------
               Real Estate -- 0.5%
       7,000   Catellus Development Corp. (c)...................................         138,950
      35,000   Trammell Crow Co. (c)............................................         315,000
                                                                                   -------------
                                                                                         453,950
                                                                                   -------------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
           STAR SMALL CAP FUND -- SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

Investments as of December 31, 2002

    Shares       Description                                                         Value (a)
------------------------------------------------------------------------------------------------
               REITs - Diversified-- 0.4%
       3,800   Duke Realty Corp.................................................   $      96,710
       4,200   iStar Financial, Inc.............................................         117,810
       5,600   Liberty Property Trust (d).......................................         178,864
                                                                                   -------------
                                                                                         393,384
                                                                                   -------------
               REITs - Hotels -- 0.3%
      19,500   Host Marriott Corp. (c) (d)......................................         172,575
       9,900   LaSalle Hotel Properties.........................................         138,600
                                                                                   -------------
                                                                                         311,175
                                                                                   -------------
               REITs - Industrial Buildings -- 0.2%
       6,200   AMB Property Corp................................................         169,631
                                                                                   -------------
               REITs - Malls -- 0.2%
       3,500   General Growth Properties, Inc...................................         182,000
                                                                                   -------------
               REITs - Manufactured Homes -- 0.2%
      10,700   American Land Lease, Inc.........................................         150,763
                                                                                   -------------
               REITs - Office Buildings -- 0.5%
       1,200   Alexandria Real Estate Equity....................................          51,120
       4,800   Cousins Properties, Inc..........................................         118,560
      11,500   Mission West Properties..........................................         113,850
       4,900   SL Green Realty Corp.............................................         154,840
                                                                                   -------------
                                                                                         438,370
                                                                                   -------------
               REITs - Shopping Centers -- 0.4%
       7,900   Developers Diversified Realty Corp...............................         173,721
       4,900   Pan Pacific Retail Properties, Inc...............................         178,997
                                                                                   -------------
                                                                                         352,718
                                                                                   -------------
               Restaurants -- 1.1%
       9,400   Benihana, Inc. (c)...............................................         126,900
       7,925   Panera Bread Co. (c) (d).........................................         275,869
       9,550   PF Chang's China Bistro, Inc. (c) (d)............................         346,665
      10,000   Triarc Cos., Inc. (c)............................................         262,400
                                                                                   -------------
                                                                                       1,011,834
                                                                                   -------------
               Retailers -- 3.4%
      17,375   Cost Plus, Inc. (c)..............................................         498,141
      13,300   Dillard's, Inc., Class A.........................................         210,938
      17,500   Electronics Boutique Holdings Corp. (c)..........................         276,500
       7,400   J. Jill Group (The), Inc. (c)....................................         103,896
       8,500   Michaels Stores, Inc. (c)........................................         266,050
      11,000   Neiman-Marcus Group, Inc., Class A (c)...........................         334,290
       6,500   Petco Animal Supplies, Inc. (c)..................................         152,360
      30,000   Select Comfort Corp. (c) (d).....................................         282,000
      75,000   ShopKo Stores, Inc. (c) (d)......................................         933,750
      22,500   Ultimate Electronics, Inc. (c)...................................         228,375
                                                                                   -------------
                                                                                       3,286,300
                                                                                   -------------
               Semiconductors -- 2.9%
      13,200   Cree, Inc. (c) (d)...............................................         215,820
       8,000   Cypress Semiconductor Corp. (c)..................................          45,760
      10,700   Integrated Circuit Systems, Inc. (c) (d).........................         195,275
      42,375   Intersil Corp., Class A (c)......................................         590,708
      50,000   Kulicke and Soffa Industries, Inc. (c)...........................         286,000
      12,300   Lattice Semiconductor Corp. (c)..................................         107,871
      40,000   LTX Corp. (c)....................................................         241,200
      11,650   MKS Instruments, Inc. (c)........................................         191,410
      17,500   Monolithic System Technology, Inc. (c)...........................         211,400
      30,000   Mykrolis Corp. (c)...............................................         219,000
      29,150   Skyworks Solutions, Inc. (c) (d).................................         251,273
      10,925   Varian Semiconductor Equipment Associates, Inc. (c)..............         259,589
                                                                                   -------------
                                                                                       2,815,306
                                                                                   -------------
               Software -- 5.4%
      24,200   Borland Software Corp. (c).......................................         297,660
      35,650   Business Objects SA (ADR) (c) (d)................................         534,750
      14,825   Documentum, Inc. (c).............................................         232,160
      51,400   eFunds Corp. (c).................................................         468,254
       7,900   J.D. Edwards & Co. (c)...........................................          89,112
       8,700   JDA Software Group, Inc. (c).....................................          84,042
      62,700   Micromuse, Inc. (c)..............................................         239,514
      25,000   MicroStrategy, Inc., Class A (c) (d).............................         377,500
      22,500   Moldflow Corp. (c)...............................................         168,750
     100,000   MSC.Software Corp. (c)...........................................         772,000
      29,700   Quest Software, Inc. (c).........................................         306,207
       7,600   Renaissance Learning, Inc. (c) (d)...............................         143,640
      16,275   SERENA Software, Inc. (c)........................................         256,982
      80,000   SkillSoft PLC (ADR) (c)..........................................         220,000
      40,000   Sybase, Inc. (c).................................................         536,000
     241,600   Viewpoint Corp. (c)..............................................         451,792
                                                                                   -------------
                                                                                       5,178,363
                                                                                   -------------
               Telephone Systems -- 0.6%
       6,300   Citizens Communications Co. (c)..................................          66,465
     260,000   Primus Telecommunications Group, Inc. (c)........................         520,000
                                                                                   -------------
                                                                                         586,465
                                                                                   -------------
               Textiles, Clothing & Fabrics -- 0.8%
      10,200   Albany International Corp., Class A..............................         210,732
      69,500   R.G. Barry Corp. (c).............................................         284,950
       8,800   Timberland Co. (The) (c).........................................         313,368
                                                                                   -------------
                                                                                         809,050
                                                                                   -------------
               Tools -- 0.0%
         900   Snap-on, Inc.....................................................          25,299
                                                                                   -------------
               Toys/Games/Hobbies -- 1.6%
     105,900   Department 56, Inc. (c)..........................................       1,366,110
       6,875   Leapfrog Enterprises, Inc. (c) (d)...............................         172,906
                                                                                   -------------
                                                                                       1,539,016
                                                                                   -------------
               Transportation -- 1.6%
      12,500   Airborne, Inc....................................................         185,375
       5,300   Arkansas Best Corp. (c)..........................................         137,699
       8,600   Kirby Corp. (c)..................................................         235,554
      15,000   Landstar System, Inc. (c)........................................         875,400
       3,200   Roadway Express, Inc. (d)........................................         117,793
                                                                                   -------------
                                                                                       1,551,821
                                                                                   -------------
               Total Common Stocks (Identified Cost $96,131,794)                      91,556,710
                                                                                   -------------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
           STAR SMALL CAP FUND -- SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

 Principal
   Amount        Description                                                         Value (a)
------------------------------------------------------------------------------------------------
Short Term Investments --27.4%
$  3,722,061   Repurchase Agreement with Investors Bank & Trust Co. dated
               12/31/2002 at 1.00% to be repurchased at $3,722,268 on
               1/02/2003, collateralized by $3,870,739 Federal National
               Mortgage Bond, 4.75%, due 10/01/2026 valued at $3,908,169........   $   3,722,061
     455,608   Bank of Montreal, 1.320%, 1/30/2003 (e)..........................         455,608
   4,506,045   BNP Paribas, 1.320%, 2/07/2003 (e)...............................       4,506,045
   2,703,627   Canadian Imperial Bank of Commerce, 1.225%, 5/19/2003 (e)........       2,703,627
     901,209   Comerica Bank, 1.400%, 11/19/2003 (e)............................         901,209
   4,506,045   Dreyfus Cash Management Plus Fund, 1.358%, 1/02/2003 (e).........       4,506,045
     450,604   Galaxy Funding, 1.353%, 2/07/2003 (e)............................         450,604
     901,209   Goldman Sachs Group, Inc., 1.363%, 1/02/2003 (e).................         901,209
     901,209   Liberty Lighthouse Funding, 1.343%, 1/14/2003 (e)................         901,209
   4,686,287   Merrimac Cash Fund, Premium Class, 1.422%, 1/02/2003 (e).........       4,686,287
   2,433,264   Royal Bank of Scotland, 1.33%, 1/15/2003 (e).....................       2,433,264
                                                                                   -------------
               Total Short Term Investments (Identified Cost $26,167,168).......      26,167,168
                                                                                   -------------
               Total Investments-- 123.2%.......................................
               (Identified Cost $122,298,962) (b)...............................     117,723,878
               Other assets less liabilities....................................     (22,138,146)
                                                                                   -------------
               Total Net Assets-- 100%..........................................   $  95,585,732
                                                                                   =============

(a)     See Note 2a of Notes to Financial Statements............................
(b)     Federal Tax Information:................................................
        At December 31, 2002, the net unrealized depreciation on investments based on cost of $125,702,622 for federal income tax purposes was as follows:
        Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost...............................   $   5,792,676
        Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value...............................     (13,771,420)
                                                                                   -------------
        Net unrealized depreciation.............................................   $  (7,978,744)
                                                                                   =============
        At December 31, 2002, the Fund had a capital loss carryover of approximately $67,597,010 of which $40,307,060 expires on December 31,
        2009 and $27,289,950 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

        For the year ended December 31, 2002, the Fund has elected to defer
        $2,698,621 of capital losses and $4 of foreign currency losses attributable to Post-October losses.

(c)     Non-income producing security.
(d)     All or a portion of this security was on loan to brokers at December 31,
        2002.
(e)     Represents investments of securities lending collateral.
REIT    Real Estate Investment Trust
ADR     An American Depositary Receipt (ADR) is a certificate issued by a U.S.
        bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                 STAR ADVISERS FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

    Shares       Description                                                         Value (a)
------------------------------------------------------------------------------------------------
Common Stocks -- 96.7% of Total Net Assets
               Advertising -- 2.5%
      64,650   Getty Images, Inc. (c) (d).......................................   $   1,975,057
     117,275   Harte-Hanks, Inc.................................................       2,189,524
     418,800   Interpublic Group of Cos. (The), Inc.............................       5,896,704
      58,325   Lamar Advertising Co. (d)........................................       1,961,470
     131,125   R.H. Donnelley Corp. (d).........................................       3,843,274
                                                                                   -------------
                                                                                      15,866,029
                                                                                   -------------
               Aerospace & Defense -- 1.9%
      90,100   Boeing Co. (The).................................................       2,972,399
      25,600   General Dynamics Corp............................................       2,031,872
     211,400   Honeywell International, Inc.....................................       5,073,600
      94,925   Rockwell Collins, Inc............................................       2,207,955
                                                                                   -------------
                                                                                      12,285,826
                                                                                   -------------
               Apparel Retailers -- 1.6%
      79,750   AnnTaylor Stores Corp. (c).......................................       1,628,495
      77,675   Chico's FAS, Inc. (d)............................................       1,468,834
     458,000   Gap (The), Inc. (d)..............................................       7,108,160
                                                                                   -------------
                                                                                      10,205,489
                                                                                   -------------
               Automotive -- 0.3%
      57,925   Lear Corp. (d)...................................................       1,927,744
                                                                                   -------------
               Banking -- 6.6%
     142,775   Banknorth Group, Inc.............................................       3,226,715
     184,425   Commercial Capital Bancorp, Inc. (c) (d).........................       1,635,850
      75,725   CVB Financial Corp...............................................       1,925,687
      68,700   Downey Financial Corp............................................       2,679,300
      56,700   Investors Financial Services Corp................................       1,553,013
     139,685   Mercantile Bank Corp. (c)........................................       3,303,550
     182,775   New York Community Bancorp, Inc. (d).............................       5,278,542
      55,025   North Fork Bancorp, Inc..........................................       1,856,543
      59,500   Northern Trust Corp..............................................       2,085,475
      82,100   State Street Corp................................................       3,201,900
     255,200   US Bancorp.......................................................       5,415,344
     305,600   Washington Mutual, Inc...........................................      10,552,368
                                                                                   -------------
                                                                                      42,714,287
                                                                                   -------------
               Beverages, Food & Tobacco -- 5.8%
      66,200   Anheuser-Busch Cos., Inc.........................................       3,204,080
      97,400   Coca-Cola Co. (The)..............................................       4,268,068
      78,800   Coca-Cola Enterprises, Inc.......................................       1,711,536
      83,112   Del Monte Foods Co. (c)..........................................         639,964
      79,900   General Mills, Inc. (d)..........................................       3,751,305
     183,100   H.J. Heinz Co....................................................       6,018,497
     147,575   Hormel Foods Corp................................................       3,442,925
     141,100   Kraft Foods, Inc.................................................       5,493,023
     116,775   PepsiAmericas, Inc...............................................       1,568,288
     161,300   SUPERVALU, Inc. (d)..............................................       2,663,063
      68,700   Sysco Corp.......................................................       2,046,573
      43,000   Unilever NV......................................................       2,653,530
                                                                                   -------------
                                                                                      37,460,852
                                                                                   -------------
               Biotechnology -- 1.1%
      44,050   Affymetrix, Inc. (c) (d).........................................       1,008,304
      73,800   Amgen, Inc. (c)..................................................       3,567,492
      46,950   Charles River Laboratories International, Inc. (c)...............       1,806,636
      27,925   Genzyme Corp. (c) (d)............................................         825,770
                                                                                   -------------
                                                                                       7,208,202
                                                                                   -------------
               Building Materials -- 2.0%.......................................
     191,100   Home Depot, Inc..................................................       4,578,756
      60,800   Lowe's Cos., Inc.................................................       2,280,000
     279,900   Masco Corp.......................................................       5,891,895
                                                                                   -------------
                                                                                      12,750,651
                                                                                   -------------
               Chemicals -- 0.7%
      29,600   Ecolab, Inc......................................................       1,465,200
      57,850   Olin Corp........................................................         899,567
      44,650   PolyOne Corp.....................................................         175,028
      49,725   Valspar Corp.....................................................       2,196,850
                                                                                   -------------
                                                                                       4,736,645
                                                                                   -------------
               Commercial Services -- 3.0%
     161,800   Aramark Corp., Class B (c).......................................       3,802,300
      54,350   Arbitron, Inc. (c)...............................................       1,820,725
     484,800   Cendant Corp. (c)................................................       5,080,704
      57,900   H&R Block, Inc...................................................       2,327,580
      61,050   Pharmaceutical Product Development, Inc. (c).....................       1,786,933
     119,275   Viad Corp........................................................       2,665,796
      36,275   Weight Watchers International, Inc. (c)..........................       1,667,562
                                                                                   -------------
                                                                                      19,151,600
                                                                                   -------------
               Communications -- 2.6%
      56,950   Black Box Corp. (d)..............................................       2,551,360
     215,100   Cisco Systems, Inc. (c)..........................................       2,817,810
     550,300   General Motors Corp., Class H (Hughes Electronics Corp.) (c).....       5,888,210
     314,000   Motorola, Inc....................................................       2,716,100
     150,575   Nextel Communications, Inc. (c)..................................       1,739,141
      94,800   Rogers Communications, Inc., Class B (c).........................         880,046
                                                                                   -------------
                                                                                      16,592,667
                                                                                   -------------
               Computers -- 4.2%
     135,175   BISYS Group (The), Inc. (c)......................................       2,149,282
      25,925   Cognizant Technology Solutions Corp. (c) (d).....................       1,872,563
      81,925   Diebold, Inc.....................................................       3,376,948
     256,600   Electronic Data Systems Corp.....................................       4,729,138
      56,000   International Business Machines Corp.............................       4,340,000
     126,950   McData Corp., Class A (c)........................................         901,345
     169,225   Network Appliance, Inc. (d)......................................       1,692,250
      38,150   PEC Solutions, Inc. (c) (d)......................................       1,140,685
     126,425   Reynolds & Reynolds Co. (The), Class A...........................       3,220,045
     166,200   Storage Technology Corp. (c).....................................       3,560,004
      83,275   Tyler Technologies, Inc. (c).....................................         347,257
                                                                                   -------------
                                                                                      27,329,517
                                                                                   -------------
               Cosmetics & Personal Care -- 1.1%
      32,100   Clorox Co........................................................       1,324,125
      27,000   Colgate-Palmolive Co.............................................       1,415,610
      53,100   Procter & Gamble Co..............................................       4,563,414
                                                                                   -------------
                                                                                       7,303,149
                                                                                   -------------
               Education -- 0.6%
      39,900   Corinthian Colleges, Inc. (c)....................................       1,510,614
      60,416   University of Phoenix Online (c).................................       2,165,309
                                                                                   -------------
                                                                                       3,675,923
                                                                                   -------------
               Electric Utilities -- 2.2%
     132,050   Allete, Inc......................................................       2,994,894
      45,950   Cinergy Corp.....................................................       1,549,434
     138,800   Duke Energy Corp.................................................       2,712,152
      97,675   Energy East Corp.................................................       2,157,641
     259,100   TXU Corp. (d)....................................................       4,839,988
                                                                                   -------------
                                                                                      14,254,109
                                                                                   -------------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
           STAR ADVISERS FUND -- SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

Investments as of December 31, 2002

    Shares       Description                                                         Value (a)
------------------------------------------------------------------------------------------------
               Electrical Equipment -- 0.4%
     165,800   American Power Conversion Corp. (c)..............................   $   2,511,870
                                                                                   -------------
               Electronics -- 1.7%
      70,250   Amphenol Corp., Class A (d)......................................       2,669,500
      53,775   Cymer, Inc. (d)..................................................       1,734,244
      87,600   ESCO Technologies, Inc. (c)......................................       3,241,200
     111,125   Flextronics International, Ltd. (c)..............................         910,114
     120,150   Rogers Corp. (c).................................................       2,673,337
                                                                                   -------------
                                                                                      11,228,395
                                                                                   -------------
               Entertainment & Leisure -- 1.6%
      25,900   Hotels.com, Class A (d)..........................................       1,414,917
      20,475   International Game Technology (c)................................       1,554,462
      74,775   Regal Entertainment Group........................................       1,601,680
     363,000   Walt Disney Co. (The)............................................       5,920,530
                                                                                   -------------
                                                                                      10,491,589
                                                                                   -------------
               Environmental Control -- 0.7%
     197,200   Waste Management, Inc............................................       4,519,824
                                                                                   -------------
               Financial Services -- 2.8%
      71,100   American Express Co..............................................       2,513,385
      49,650   Capital One Financial Corp. (d)..................................       1,475,598
     120,100   Fannie Mae.......................................................       7,726,033
     109,500   Federated Investors, Inc., Class B...............................       2,778,015
      75,025   LaBranche & Co., Inc. (d)........................................       1,998,666
      55,300   T. Rowe Price Group, Inc.........................................       1,508,584
                                                                                   -------------
                                                                                      18,000,281
                                                                                   -------------
               Food Retailers -- 2.2%
     410,600   Kroger Co. (The) (c).............................................       6,343,770
     233,000   Safeway, Inc. (c)................................................       5,442,880
      39,475   Whole Foods Market, Inc. (c).....................................       2,081,517
                                                                                   -------------
                                                                                      13,868,167
                                                                                   -------------
               Forest Products & Paper -- 1.6%
      99,075   Boise Cascade Corp...............................................       2,498,671
      47,425   Bowater, Inc.....................................................       1,989,479
     171,975   Packaging Corp. of America (c)...................................       3,136,824
      62,250   Temple-Inland, Inc...............................................       2,789,422
                                                                                   -------------
                                                                                      10,414,396
                                                                                   -------------
               Health Care Providers -- 1.3%
      73,800   HCA, Inc.........................................................       3,062,700
      81,800   Health Management Associates, Inc................................       1,464,220
      51,750   Renal Care Group (c).............................................       1,637,370
      64,000   Tenet Healthcare Corp. (c).......................................       1,049,600
      47,525   WellChoice, Inc. (c) (d).........................................       1,138,224
                                                                                   -------------
                                                                                       8,352,114
                                                                                   -------------
               Healthcare-Services -- 0.3%
     101,975   Caremark Rx, Inc. (c)............................................       1,657,094
                                                                                   -------------
               Heavy Machinery -- 1.0%
     196,125   FMC Technologies, Inc. (c).......................................       4,006,834
     184,800   Wabtec Corp......................................................       2,594,592
                                                                                   -------------
                                                                                       6,601,426
                                                                                   -------------
               Home Construction, Furnishings & Appliances -- 0.9%
      79,700   Ethan Allen Interiors, Inc.......................................       2,739,289
     119,600   Standard-Pacific Corp............................................       2,960,100
                                                                                   -------------
                                                                                       5,699,389
                                                                                   -------------
               Household Products-- 1.4%
      99,400   Fortune Brands, Inc..............................................       4,623,094
     206,550   RPM, Inc.........................................................       3,156,084
     147,975   Water Pik Technologies, Inc. (c).................................       1,087,616
                                                                                   -------------
                                                                                       8,866,794
                                                                                   -------------
               Industrial - Diversified -- 1.1%
      23,500   3M Co............................................................       2,897,550
      35,000   Illinois Tool Works, Inc.........................................       2,270,100
      40,475   Teleflex, Inc....................................................       1,735,973
                                                                                   -------------
                                                                                       6,903,623
                                                                                   -------------
               Insurance -- 2.3%
      19,900   American International Group, Inc................................       1,151,215
      90,850   Everest Re Group, Ltd............................................       5,024,005
      62,300   Marsh & McLennan Cos., Inc.......................................       2,878,883
     109,800   Old Republic International Corp..................................       3,074,400
      95,525   Platinum Underwriters Holdings, Ltd. (c) (d).....................       2,517,084
                                                                                   -------------
                                                                                      14,645,587
                                                                                   -------------
               Internet -- 1.2%
      88,700   Amazon.com, Inc. (c) (d).........................................       1,675,543
     103,025   Internet Security Systems, Inc. (d)..............................       1,888,448
     127,050   Network Associates, Inc. (c).....................................       2,044,234
      50,150   Symantec Corp. (c)...............................................       2,028,567
                                                                                   -------------
                                                                                       7,636,792
                                                                                   -------------
               Lodging -- 1.0%
     159,575   Fairmont Hotels & Resorts, Inc...................................       3,757,991
     310,525   Park Place Entertainment Corp. (c)...............................       2,608,410
                                                                                   -------------
                                                                                       6,366,401
                                                                                   -------------
               Media - Broadcasting & Publishing -- 7.5%
     663,400   AOL Time Warner, Inc. (c)........................................       8,690,540
      70,500   Clear Channel Communications, Inc. (c)...........................       2,628,945
     302,500   Comcast Corp., Special Class A (c)...............................       6,824,400
      38,600   Entercom Communications Corp. (c)................................       1,811,112
      43,600   Gannett Co., Inc.................................................       3,130,480
     150,125   John Wiley & Sons, Inc...........................................       3,604,501
     947,500   Liberty Media Corp. (c)..........................................       8,470,650
      42,050   Media General, Inc., Class A.....................................       2,520,897
      54,025   Univision Communications, Inc. (d)...............................       1,323,613
      80,800   Viacom, Inc., Class B (c)........................................       3,293,408
     153,225   Westwood One, Inc. (c)...........................................       5,724,486
                                                                                   -------------
                                                                                      48,023,032
                                                                                   -------------
               Medical Supplies -- 4.9%
      35,100   Alcon, Inc. (c)..................................................       1,384,695
     115,700   Apogent Technologies, Inc. (d)...................................       2,406,560
     109,900   Beckman Coulter, Inc.............................................       3,244,248
      69,500   Boston Scientific Corp. (c)......................................       2,955,140
      43,775   Cooper Cos., Inc. (d)............................................       1,095,251
     144,150   Edwards Lifesciences Corp. (c)...................................       3,671,501
     234,400   Guidant Corp. (c)................................................       7,231,240
      26,800   Medtronic, Inc...................................................       1,222,080
      21,600   Stryker Corp.....................................................       1,449,792
      64,650   Varian Medical Systems, Inc. (c).................................       3,206,640
      82,075   Zimmer Holdings, Inc. (c)........................................       3,407,754
                                                                                   -------------
                                                                                      31,274,901
                                                                                   -------------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
           STAR ADVISERS FUND -- SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

Investments as of December 31, 2002

    Shares       Description                                                         Value (a)
------------------------------------------------------------------------------------------------
               Office/Business Equipment -- 0.9%
     742,200   Xerox Corp. (c) (d)..............................................   $   5,974,710
                                                                                   -------------
               Oil & Gas -- 4.9%
     138,400   Burlington Resources, Inc........................................       5,902,760
      90,005   ConocoPhillips...................................................       4,355,342
      56,775   ENSCO International, Inc.........................................       1,672,024
      70,225   Evergreen Resources, Inc. (c)....................................       3,149,591
      41,075   Helmerich & Payne, Inc...........................................       1,146,403
      53,450   Patterson-UTI Energy, Inc. (c)...................................       1,612,587
     130,800   Premcor, Inc. (c)................................................       2,907,684
     105,200   Pride International, Inc. (c)....................................       1,567,480
     156,025   Questar Corp.....................................................       4,340,616
      77,350   Tom Brown, Inc. (c)..............................................       1,941,485
      37,425   Weatherford International, Ltd. (c)..............................       1,494,380
      66,525   XTO Energy, Inc..................................................       1,643,168
                                                                                   -------------
                                                                                      31,733,520
                                                                                   -------------
               Pharmaceuticals -- 3.0%
      64,400   Abbott Laboratories..............................................       2,576,000
      50,162   Accredo Health, Inc. (c).........................................       1,768,211
      50,875   Biovail Corp. (c) (d)............................................       1,343,609
      39,900   Bristol-Myers Squibb Co..........................................         923,685
      11,650   Forest Laboratories, Inc. (c)....................................       1,144,263
      36,775   Gilead Sciences, Inc. (d)........................................       1,250,350
     119,100   Merck & Co., Inc.................................................       6,742,251
      22,000   Neurocrine Biosciences, Inc. (d).................................       1,004,520
     104,400   Omnicare, Inc....................................................       2,487,852
                                                                                   -------------
                                                                                      19,240,741
                                                                                   -------------
               REITs - Diversified -- 1.0%
     136,400   iStar Financial, Inc.............................................       3,826,020
      75,650   Liberty Property Trust (d).......................................       2,416,261
                                                                                   -------------
                                                                                       6,242,281
                                                                                   -------------
               Restaurants -- 1.2%
      25,400   Brinker International, Inc. (c)..................................         819,150
     298,700   McDonald's Corp..................................................       4,803,096
      90,600   Yum! Brands, Inc. (c)............................................       2,194,332
                                                                                   -------------
                                                                                       7,816,578
                                                                                   -------------
               Retailers -- 2.8%
      35,000   Bed Bath & Beyond, Inc. (c)......................................       1,208,550
      33,275   CDW Computer Centers, Inc. (c)...................................       1,459,109
     174,775   Dollar General Corp..............................................       2,088,561
      58,450   Dollar Tree Stores, Inc. (c).....................................       1,436,117
      93,950   Haverty Furniture Cos., Inc......................................       1,305,905
      10,000   Kohl's Corp. (c).................................................         559,500
      66,500   TJX Cos., Inc....................................................       1,298,080
     132,200   Wal-Mart Stores, Inc.............................................       6,677,422
      65,300   Williams-Sonoma, Inc. (c)........................................       1,770,283
                                                                                   -------------
                                                                                      17,803,527
                                                                                   -------------
               Semiconductors -- 3.7%
      76,050   Cree, Inc. (c) (d)...............................................       1,243,418
     298,075   Entergris, Inc. (d)..............................................       3,069,874
     168,275   Fairchild Semiconductor Corp., Class A (c).......................       1,802,225
     220,500   Intel Corp.......................................................       3,433,185
      37,900   KLA-Tencor Corp. (c).............................................       1,340,523
     231,750   Lattice Semiconductor Corp. (c) (d)..............................       2,032,448
      51,700   Linear Technology Corp...........................................       1,329,724
      45,000   Maxim Integrated Products, Inc. (d)..............................       1,486,800
      84,300   Microchip Technology, Inc........................................       2,061,135
     111,975   NVIDIA Corp. (c) (d).............................................       1,288,832
      52,100   QLogic Corp. (d).................................................       1,797,971
     158,075   Skyworks Solutions, Inc. (d).....................................       1,362,607
      71,275   Xilinx, Inc. (c).................................................       1,468,265
                                                                                   -------------
                                                                                      23,717,007
                                                                                   -------------
               Software -- 5.8%
     200,775   Acxiom Corp. (d).................................................       3,087,920
      75,925   Adobe Systems, Inc...............................................       1,891,291
     198,775   BEA Systems, Inc. (d)............................................       2,279,949
     199,650   Cognos, Inc. (c) (d).............................................       4,681,793
     113,550   Dun & Bradstreet Corp. (The) (c).................................       3,916,340
      30,300   Electronic Arts, Inc. (c)........................................       1,508,031
     211,900   First Data Corp..................................................       7,503,379
      84,250   Mercury Interactive Corp. (c)....................................       2,492,958
     162,500   Microsoft Corp. (c)..............................................       8,401,250
     176,975   Quest Software, Inc. (c).........................................       1,824,612
                                                                                   -------------
                                                                                      37,587,523
                                                                                   -------------
               Telephone Systems -- 0.4%
     194,200   Sprint Corp. (FON Group).........................................       2,812,016
                                                                                   -------------
               Textiles, Clothing & Fabrics-- 0.8%..............................
      90,600   Liz Claiborne, Inc...............................................       2,686,290
      46,575   Mohawk Industries, Inc. (c)......................................       2,652,446
                                                                                   -------------
                                                                                       5,338,736
                                                                                   -------------
               Toys/Games/Hobbies -- 0.4%
      35,600   Leapfrog Enterprises, Inc. (c)...................................         895,340
     104,400   Mattel, Inc. (d).................................................       1,999,260
                                                                                   -------------
                                                                                       2,894,600
                                                                                   -------------
               Transportation -- 1.2%
     147,800   Canadian Pacific Railway, Ltd....................................       2,911,660
      43,800   United Parcel Service, Inc., Class B (d).........................       2,762,904
      87,025   Yellow Corp. (c).................................................       2,192,247
                                                                                   -------------
                                                                                       7,866,811
                                                                                   -------------
               Water Companies -- 0.5%
     151,775   Philadelphia Suburban Corp.......................................       3,126,565
                                                                                   -------------
               Total Common Stocks (Identified Cost $661,848,194)...............     622,678,980
                                                                                   -------------

  Principal
   Amount
------------
Short Term Investments -- 15.0%
$ 20,180,423   Repurchase Agreement with Investors Bank & Trust Co. dated
               12/31/2002 at 1.00% to be repurchased at $20,181,544 on
               1/02/2003, collateralized by $19,430,944 Small Business
               Administration Bond, 5.38%, due 10/25/2016 valued
               at $21,189,444...................................................   $  20,180,423
   1,548,864   Bank of Montreal, 1.320%, 1/30/2003 (e)..........................       1,548,864
  15,318,555   BNP Paribas, 1.320%, 2/07/2003 (e)...............................      15,318,555
   9,191,133   Canadian Imperial Bank of Commerce, 1.225%, 5/19/2003 (e)........       9,191,133
   3,063,711   Comerica Bank, 1.400%, 11/19/2003 (e)............................       3,063,711
  15,318,555   Dreyfus Cash Management Plus Fund, 1.358%, 1/02/2003 (e).........      15,318,555
   1,531,855   Galaxy Funding, 1.353%, 2/07/2003 (e)............................       1,531,855
   3,063,711   Goldman Sachs Group, Inc., 1.363%, 1/02/2003 (e).................       3,063,711

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
           STAR ADVISERS FUND -- SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

 Principal
   Amount        Description                                                         Value (a)
------------------------------------------------------------------------------------------------
Short Term Investments -- continued
$  3,063,711   Liberty Lighthouse Funding, 1.343%, 1/14/2003 (e)................   $   3,063,711
  15,931,297   Merrimac Cash Fund, Premium Class, 1.422%, 1/02/2003 (e).........      15,931,297
   8,272,019   Royal Bank of Scotland, 1.33%, 1/15/2003 (e).....................       8,272,019
                                                                                   -------------
               Total Short Term Investments (Identified Cost $96,483,834).......      96,483,834
                                                                                   -------------
               Total Investments-- 111.7%.......................................
               (Identified Cost $758,332,028) (b)...............................     719,162,814
               Other assets less liabilities....................................     (75,420,038)
                                                                                   -------------
               Total Net Assets-- 100%..........................................   $ 643,742,776
                                                                                   =============
(a)     See Note 2a of Notes to Financial Statements.
(b)     Federal Tax Information:
        At December 31, 2002, the net unrealized depreciation on
        investments based on cost of $765,835,090 for federal income tax purposes was as follows:
        Aggregate gross unrealized appreciation for all investments
        in which there is an excess of value over tax cost......................   $  28,611,394
        Aggregate gross unrealized depreciation for all investments in
        which there is an excess of tax cost over value.........................     (75,283,670)
                                                                                   -------------
        Net unrealized depreciation.............................................   $ (46,672,276)
                                                                                   =============

        At December 31, 2002, the Fund had a capital loss carryover of approximately $323,010,475 of which $260,541,577 expires on December 31, 2009 and $62,468,898 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

        For the year ended December 31, 2002, the Fund has elected to defer
        $6,747,118 of capital losses and $59 of foreign currency losses attributable to Post-October losses.
(c)     Non-income producing security.
(d) All or a portion of this security was on loan to brokers at December 31, 2002.
(e)     Represents investments of securities lending collateral.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                  STAR GROWTH FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of December 31, 2002

    Shares       Description                                                         Value (a)
------------------------------------------------------------------------------------------------
Common Stocks -- 98.2% of Total Net Assets
               Advertising -- 0.1%
       1,725   Lamar Advertising Co. (c)........................................   $      58,012
                                                                                   -------------
               Aerospace & Defense -- 3.0%
       4,825   Alliant Techsystems, Inc. (c)....................................         300,839
       1,200   Curtiss-Wright Corp..............................................          76,584
      23,000   Herley Industries, Inc. (c)......................................         400,384
       8,450   Honeywell International, Inc.....................................         202,800
       3,700   Northrop Grumman Corp............................................         358,900
       9,500   Raytheon Co......................................................         292,125
                                                                                   -------------
                                                                                       1,631,632
                                                                                   -------------
               Airlines -- 0.4%
       7,500   JetBlue Airways Corp. (c) (d)....................................         202,500
                                                                                   -------------
               Apparel Retailers -- 1.1%
       8,775   Abercrombie & Fitch Co. (c)......................................         179,536
       4,400   Chico's FAS, Inc. (c) (d)........................................          83,204
       5,525   Limited Brands...................................................          76,963
       2,425   Ross Stores, Inc.................................................         102,771
       7,000   Urban Outfitters, Inc. (c).......................................         164,990
                                                                                   -------------
                                                                                         607,464
                                                                                   -------------
               Automotive -- 0.4%
       4,100   Harley-Davidson, Inc. (d)........................................         189,420
                                                                                   -------------
               Banking -- 1.3%
       2,200   Cathay Bancorp, Inc..............................................          83,578
       2,100   Hanmi Financial Corp. (c)........................................          35,217
       7,675   State Street Corp................................................         299,325
       4,800   UCBH Holdings, Inc...............................................         203,760
       2,200   Wells Fargo & Co.................................................         103,114
                                                                                   -------------
                                                                                         724,994
                                                                                   -------------
               Beverages, Food & Tobacco -- 1.6%
       4,100   Anheuser-Busch Cos., Inc.........................................         198,440
       1,275   Hershey Foods Corp...............................................          85,986
       9,800   PepsiCo, Inc.....................................................         413,756
       2,200   Philip Morris Cos., Inc..........................................          89,166
       3,400   Sysco Corp.......................................................         101,286
                                                                                   -------------
                                                                                         888,634
                                                                                   -------------
               Biotechnology -- 4.5%
       1,200   Affymetrix, Inc. (c) (d).........................................          27,468
       8,000   Amgen, Inc. (c)..................................................         386,720
       3,250   Biogen, Inc. (c).................................................         130,195
       2,650   Genzyme Corp. (c)................................................          78,363
       2,900   IDEC Pharmaceuticals Corp. (c) (d)...............................          96,193
       1,050   InterMune, Inc. (c)..............................................          26,785
      15,000   Martek Biosciences Corp. (c) (d).................................         377,400
      60,000   Novavax, Inc. (c)................................................         156,000
      85,000   Regeneration Technologies, Inc. (c)..............................         850,000
      16,800   Ribapharm, Inc. (c)..............................................         110,040
      17,400   Telik, Inc. (c)..................................................         202,884
                                                                                   -------------
                                                                                       2,442,048
                                                                                   -------------
               Building Materials -- 2.0%
       5,300   Florida Rock Industries, Inc.....................................         201,665
      19,000   Home Depot, Inc..................................................         455,240
       5,000   Lowe's Cos., Inc.................................................         187,500
       7,400   Simpson Manufacturing Co., Inc. (c)..............................         243,460
                                                                                   -------------
                                                                                       1,087,865
                                                                                   -------------
               Chemicals -- 0.7%.................................................
       2,650   Ecolab, Inc......................................................         131,175
      10,000   Olin Corp........................................................         155,500
       1,275   Sigma - Aldrich Corp. (d)........................................          62,092
       9,300   W.R. Grace & Co. (c).............................................          18,228
                                                                                   -------------
                                                                                         366,995
                                                                                   -------------
               Commercial Services -- 3.7%
      30,000   Administaff, Inc. (c) (d)........................................         180,000
       5,000   Advisory Board Co. (The) (c) (d).................................         149,500
      18,600   Cendant Corp. (c)................................................         194,928
       1,200   Cintas Corp......................................................          54,900
      20,000   Coinstar, Inc. (c)...............................................         453,000
       3,525   Concord EFS, Inc. (c)............................................          55,483
       5,500   Corporate Executive Board Co. (c)................................         175,560
         900   Deluxe Corp......................................................          37,890
       9,350   H&R Block, Inc...................................................         375,870
       2,100   Iron Mountain, Inc. (c)..........................................          69,321
       2,675   Moody's Corp.....................................................         110,451
       3,125   Weight Watchers International, Inc. (c)..........................         143,656
                                                                                   -------------
                                                                                       2,000,559
                                                                                   -------------
               Communications -- 5.1%
      22,700   AT&T Wireless Services, Inc. (c) (d).............................         128,255
       4,100   CIENA Corp. (c)..................................................          21,074
      66,100   Cisco Systems, Inc. (c)..........................................         865,910
      20,000   Computer Network Technology Corp. (c)............................         142,000
       2,050   Comverse Technology, Inc. (c)....................................          20,541
       4,200   Inet Technologies, Inc. (c)......................................          25,620
       4,350   Juniper Networks, Inc. (c) (d)...................................          29,580
       6,475   Nextel Communications, Inc. (c)..................................          74,786
      46,000   Nextel Partners, Inc. (c)........................................         279,220
       3,725   RF Micro Devices, Inc. (c).......................................          27,304
      85,600   RMH Teleservices, Inc. (c) (d)...................................         898,800
      25,000   Tekelec (c)......................................................         261,250
                                                                                   -------------
                                                                                       2,774,340
                                                                                   -------------
               Computer Software & Processing -- 0.1%
       5,400   Ingram Micro, Inc., Class A (c)..................................          66,690
         500   Tech Data Corp. (c) (d)..........................................          13,480
                                                                                   -------------
                                                                                          80,170
                                                                                   -------------
               Computers -- 5.8%
       1,325   Affiliated Computer Services, Inc. (c)...........................          69,761
       8,300   Anteon International Corp. (c)...................................         199,200
       2,850   BISYS Group (The), Inc. (c)......................................          45,315
       3,725   Cadence Design Systems, Inc. (c).................................          43,918
      17,500   Cray, Inc. (c) (d)...............................................         134,225
      27,800   Dell Computer Corp. (c)..........................................         743,372
         750   DST Systems, Inc. (c)............................................          26,662
      12,100   EMC Corp. (c)....................................................          74,294
       1,900   Fidelity National Information Solutions, Inc. (c)................          32,775
      10,000   Intergraph Corp. (c).............................................         177,600
       4,900   International Business Machines Corp.............................         379,750
       1,500   Lexmark International, Inc. (c)..................................          90,750
       5,275   Network Appliance, Inc. (c)......................................          52,750
      25,000   Seagate Technology (c) (d).......................................         268,250
       8,600   Storage Technology Corp. (c).....................................         184,212
       3,750   SunGard Data Systems, Inc. (c)...................................          88,350
         975   Synopsys, Inc. (c)...............................................          44,996

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
            STAR GROWTH FUND -- SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

Investments as of December 31, 2002

    Shares       Description                                                         Value (a)
------------------------------------------------------------------------------------------------
               Computers -- continued
      11,500   Verisity, Ltd. (c)...............................................   $     219,190
       5,650   VERITAS Software Corp. (c).......................................          88,253
      15,000   Virage Logic Corp. (c)...........................................         150,450
                                                                                   -------------
                                                                                       3,114,073
                                                                                   -------------
               Containers & Packaging -- 0.1%
       1,600   Sealed Air Corp. (c) (d).........................................          59,680
                                                                                   -------------
               Cosmetics & Personal Care -- 1.7%
       1,125   Alberto-Culver Co., Class B......................................          56,700
       2,000   Colgate-Palmolive Co.............................................         104,860
       2,700   Gillette Co. (The)...............................................          81,972
      11,700   Nu Skin Enterprises, Inc., Class A...............................         140,049
       6,300   Procter & Gamble Co..............................................         541,422
                                                                                   -------------
                                                                                         925,003
                                                                                   -------------
               Education -- 0.2%
       2,800   Apollo Group, Inc., Class A (c)..................................         123,200
                                                                                   -------------
               Electric Utilities -- 0.4%
      60,300   Calpine Corp. (c) (d)............................................         196,578
                                                                                   -------------
               Electrical Equipment -- 2.0%
       1,500   American Power Conversion Corp. (c)..............................          22,725
       3,300   Emerson Electric Co..............................................         167,805
      37,700   General Electric Co..............................................         917,995
                                                                                   -------------
                                                                                       1,108,525
                                                                                   -------------
               Electronics -- 0.2%
         800   Applera Corp. - Applied Biosystems Group.........................          14,032
       1,000   Cymer, Inc. (c) (d)..............................................          32,250
         825   Jabil Circuit, Inc. (c)..........................................          14,784
       7,300   Sanmina-SCI Corp. (c)............................................          32,777
                                                                                   -------------
                                                                                          93,843
                                                                                   -------------
               Entertainment & Leisure -- 1.5%
      10,800   GTECH Holdings Corp. (c).........................................         300,888
      18,500   Hollywood Entertainment Corp. (c) (d)............................         279,350
       1,450   International Game Technology (c)................................         110,084
      15,000   Scientific Games Corp. (c).......................................         108,900
                                                                                   -------------
                                                                                         799,222
                                                                                   -------------
               Environmental Control -- 0.9%
      30,600   Bennett Environmental, Inc. (c)..................................         211,446
       3,675   Stericycle, Inc. (c) (d).........................................         118,993
      13,000   TRC Cos., Inc. (c) (d)...........................................         170,690
                                                                                   -------------
                                                                                         501,129
                                                                                   -------------
               Financial Services -- 3.6%
       1,575   Affiliated Managers Group, Inc. (c)..............................          79,222
       7,700   American Express Co..............................................         272,195
      25,000   AmeriCredit Corp. (c) (d)........................................         193,500
       1,900   Capital One Financial Corp. (c) (d)..............................          56,468
       3,650   Citigroup, Inc...................................................         128,443
       4,150   Doral Financial Corp.............................................         118,814
       6,300   Fannie Mae.......................................................         405,279
       1,200   Freddie Mac......................................................          70,860
      15,000   Friedman Billings Ramsey Group, Inc. (c) (d).....................         140,400
       2,700   Goldman Sachs Group, Inc.........................................         183,870
       6,150   MBNA Corp........................................................         116,973
       1,150   SLM Corp.........................................................         119,439
       6,800   World Acceptance Corp. (c).......................................          51,748
                                                                                   -------------
                                                                                       1,937,211
                                                                                   -------------
               Food Retailers -- 0.4%
      12,300   Kroger Co. (The) (c).............................................         190,035
       3,200   Winn-Dixie Stores, Inc. (d)......................................          48,896
                                                                                   -------------
                                                                                         238,931
                                                                                   -------------
               Health Care Providers -- 4.6%
      10,000   Amerigroup Corp. (c) (d).........................................         304,400
      12,500   Centene Corp. (c) (d)............................................         419,875
       5,600   HCA, Inc.........................................................         232,400
       4,675   Lincare Holdings, Inc. (c).......................................         147,823
       1,500   Pediatrix Medical Group (c)......................................          60,090
       2,650   Triad Hospitals, Inc. (c)........................................          79,049
      17,500   United Surgical Partners International, Inc. (c).................         273,367
       2,600   UnitedHealth Group, Inc..........................................         217,100
       2,200   Universal Health Services, Inc., Class B (c).....................          99,220
      13,700   VCA Antech, Inc. (c).............................................         205,500
       6,175   WellPoint Health Networks, Inc. (c)..............................         439,413
                                                                                   -------------
                                                                                       2,478,237
                                                                                   -------------
               Healthcare-Services -- 0.6%
           1   American Healthways, Inc. (c) (d)................................              17
       7,850   Caremark Rx, Inc. (c)............................................         127,562
       8,200   Laboratory Corp. of America Holdings (c).........................         190,568
                                                                                   -------------
                                                                                         318,147
                                                                                   -------------
               Heavy Machinery -- 1.0%
       5,225   AGCO Corp. (c)...................................................         115,472
       1,300   Lindsay Manufacturing Co.........................................          27,820
      17,250   National-Oilwell, Inc. (c).......................................         376,740
                                                                                   -------------
                                                                                         520,032
                                                                                   -------------
               Home Construction, Furnishings & Appliances -- 0.7%
         500   Hovnanian Enterprises, Inc., Class A (c).........................          15,850
       3,850   Newell Rubbermaid, Inc...........................................         116,770
         750   NVR, Inc. (c)....................................................         244,125
                                                                                   -------------
                                                                                         376,745
                                                                                   -------------
               Household Products -- 1.9%
      19,600   Johnson & Johnson................................................       1,052,716
                                                                                   -------------
               Insurance -- 1.9%
       3,900   AMBAC Financial Group, Inc.......................................         219,336
       5,400   American International Group, Inc................................         312,390
       1,850   Everest Re Group, Ltd............................................         102,305
       5,000   Platinum Underwriters Holdings, Ltd. (c) (d).....................         131,750
       6,750   W.R. Berkley Corp................................................         267,367
                                                                                   -------------
                                                                                       1,033,148
                                                                                   -------------
               Internet -- 9.6%
      32,500   Alloy, Inc. (c)..................................................         355,875
     170,525   Imanage, Inc. (c)................................................         545,680
      58,800   MatrixOne, Inc. (c)..............................................         252,840
      20,000   NetFlix, Inc. (c) (d)............................................         220,200
      22,525   Network Associates, Inc. (c) (d).................................         362,427
     100,000   Raindance Communications, Inc. (c)...............................         323,000
      45,000   S1 Corp. (c).....................................................         200,700
      75,000   Secure Computing Corp. (c) (d)...................................         480,750
     100,000   SonicWALL, Inc. (c)..............................................         363,000
     370,000   SupportSoft, Inc. (c)............................................       1,457,800
       2,575   Symantec Corp. (c)...............................................         104,159
       3,300   TIBCO Software, Inc. (c).........................................          20,394
      26,000   VeriSign, Inc. (c)...............................................         208,520
      25,000   WebMD Corp. (c)..................................................         213,750
       5,150   Yahoo!, Inc. (c).................................................          84,202
                                                                                   -------------
                                                                                       5,193,297
                                                                                   -------------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
            STAR GROWTH FUND -- SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

Investments as of December 31, 2002

    Shares       Description                                                         Value (a)
------------------------------------------------------------------------------------------------
               Lodging -- 0.3%
      10,000   Orient-Express Hotels, Ltd. (c)..................................   $     135,000
                                                                                   -------------
               Media - Broadcasting & Publishing -- 1.7%
       4,500   Clear Channel Communications, Inc. (c)...........................         167,805
         900   Courier Corp.....................................................          41,256
       9,800   Radio One, Inc. (c) (d)..........................................         141,414
      17,900   UnitedGlobalCom, Inc., Class A (c)...............................          42,960
       4,575   Univision Communications, Inc. (c) (d)...........................         112,088
      11,200   USA Interactive (c) (d)..........................................         256,032
       3,750   Westwood One, Inc. (c)...........................................         140,100
       1,600   World Wrestling Entertainment, Inc. (c)..........................          12,880
                                                                                   -------------
                                                                                         914,535
                                                                                   -------------
               Medical Supplies -- 3.6%
       5,400   ALARIS Medical, Inc. (c).........................................          32,940
       7,100   Allergan, Inc....................................................         409,102
       3,500   Baxter International, Inc. (c) (d)...............................          98,000
       1,300   Boston Scientific Corp. (c)......................................          55,276
      12,800   Conceptus, Inc. (c) (d)..........................................         153,344
      10,000   Cyberonics, Inc. (c).............................................         184,000
       4,925   Medtronic, Inc...................................................         224,580
       5,850   St. Jude Medical, Inc. (c).......................................         232,362
       3,100   STERIS Corp. (c).................................................          75,175
      14,000   Therasense, Inc. (c).............................................         116,900
       4,450   Varian Medical Systems, Inc. (c).................................         220,720
       3,300   Zimmer Holdings, Inc. (c)........................................         137,016
                                                                                   -------------
                                                                                       1,939,415
                                                                                   -------------
               Metals -- 0.6%
      10,000   Quanex Corp......................................................         335,000
                                                                                   -------------
               Office/Business Equipment -- 0.0%
       2,000   Ennis Business Forms, Inc........................................          23,240
                                                                                   -------------
               Oil & Gas -- 4.6%
       7,100   Anadarko Petroleum Corp..........................................         340,090
       1,300   Apache Corp......................................................          74,087
       1,850   Baker Hughes, Inc................................................          59,552
      20,625   BJ Services Co. (c)..............................................         666,394
       2,700   Houston Exploration Co. (c)......................................          82,620
      28,500   Key Energy Services, Inc. (c) (d)................................         255,645
       5,600   Ocean Energy, Inc................................................         111,832
      11,250   Patterson-UTI Energy, Inc. (c)...................................         339,413
       7,200   Pioneer Natural Resources Co. (c)................................         181,800
       4,500   Smith International, Inc. (c)....................................         146,790
       1,900   Spinnaker Exploration Co. (c)....................................          41,895
       4,200   Transocean, Inc..................................................          97,440
       2,125   Weatherford International, Ltd. (c)..............................          84,851
                                                                                   -------------
                                                                                       2,482,409
                                                                                   -------------
               Pharmaceuticals -- 6.3%
       3,500   Abbott Laboratories..............................................         140,000
       2,425   Accredo Health, Inc. (c).........................................          85,481
       1,000   AmerisourceBergen Corp...........................................          54,310
       8,600   Bristol-Myers Squibb Co..........................................         199,090
       3,900   Celgene Corp. (c)................................................          83,733
       5,900   CV Therapeutics, Inc. (c) (d)....................................         107,498
       2,600   Eli Lilly & Co...................................................         165,100
       2,300   Gilead Sciences, Inc. (c)........................................          78,200
       5,525   Medimmune, Inc. (c)..............................................         150,114
      11,500   Merck & Co., Inc.................................................         651,015
       2,400   Mylan Laboratories, Inc..........................................          83,760
      12,000   NBTY, Inc. (c)...................................................         210,960
       3,725   NPS Pharmaceuticals, Inc. (c)....................................          93,870
      32,675   Pfizer, Inc......................................................         998,875
      10,000   Priority Healthcare Corp. (c)....................................         232,000
       1,350   Scios, Inc. (c) (d)..............................................          43,983
         750   Trimeris, Inc. (c) (d)...........................................          32,318
                                                                                   -------------
                                                                                       3,410,307
                                                                                   -------------
               REITs - Mortgage -- 0.5%
       7,400   FBR Asset Investment Corp........................................         250,860
                                                                                   -------------
               Restaurants -- 1.2%
       2,650   Applebee's International, Inc....................................          61,456
       3,300   Brinker International, Inc. (c)..................................         106,425
       2,800   CBRL Group, Inc..................................................          84,364
       1,700   Krispy Kreme Doughnuts, Inc. (c) (d).............................          57,409
       4,000   Outback Steakhouse, Inc..........................................         137,760
       3,400   Wendy's International, Inc.......................................          92,038
       4,175   Yum! Brands, Inc. (c)............................................         101,119
                                                                                   -------------
                                                                                         640,571
                                                                                   -------------
               Retailers -- 4.2%
       2,050   Autozone, Inc. (c)...............................................         144,833
       1,170   CDW Computer Centers, Inc. (c)...................................          51,305
       5,800   Cost Plus, Inc. (c)..............................................         166,286
       6,050   Dollar General Corp..............................................          72,298
       4,800   Dollar Tree Stores, Inc. (c).....................................         117,936
      12,500   Electronics Boutique Holdings Corp. (c)..........................         197,500
       5,200   Michaels Stores, Inc. (c)........................................         162,760
         700   TJX Companies, Inc...............................................          13,664
      20,000   Ultimate Electronics, Inc. (c)...................................         203,000
       3,500   Walgreen Co......................................................         102,165
      20,700   Wal-Mart Stores, Inc.............................................       1,045,557
                                                                                   -------------
                                                                                       2,277,304
                                                                                   -------------
               Semiconductors -- 5.1%
      37,850   Agere Systems, Inc., Class A (c).................................          54,504
       6,450   Altera Corp. (c).................................................          79,593
       3,700   Analog Devices, Inc. (c).........................................          88,319
      15,200   Applied Materials, Inc. (c)......................................         198,056
       3,800   Broadcom Corp., Class A (c)......................................          57,228
       1,650   Emulex Corp. (c).................................................          30,608
       2,900   Fairchild Semiconductor Corp., Class A (c).......................          31,059
      53,950   Intel Corp.......................................................         840,002
      17,525   Intersil Corp., Class A (c)......................................         244,299
       2,775   KLA-Tencor Corp. (c).............................................          98,152
       1,500   Lam Research Corp. (c)...........................................          16,200
      30,000   LTX Corp. (c)....................................................         180,900
      10,100   Marvell Technology Group, Ltd. (c) (d)...........................         190,486
       4,525   Microchip Technology, Inc........................................         110,636
      13,500   Monolithic System Technology, Inc. (c)...........................         163,080
       1,700   National Semiconductor Corp. (c).................................          25,517
       2,250   Novellus Systems, Inc. (c).......................................          63,180
       4,550   QLogic Corp. (c) (d).............................................         157,021
       5,700   Skyworks Solutions, Inc. (c) (d).................................          49,134
       1,850   Teradyne, Inc. (c)...............................................          24,069
       3,100   Texas Instruments, Inc...........................................          46,531
                                                                                   -------------
                                                                                       2,748,574
                                                                                   -------------
               Software -- 6.4%
       5,550   Adobe Systems, Inc...............................................         138,251
       8,750   BEA Systems, Inc. (c)............................................         100,363
       3,600   BMC Software, Inc. (c)...........................................          61,596
       2,400   Business Objects SA (ADR) (c) (d)................................          36,000
       1,683   ChoicePoint, Inc. (c)............................................          66,462

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
            STAR GROWTH FUND -- SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

Investments as of December 31, 2002

    Shares       Description                                                         Value (a)
------------------------------------------------------------------------------------------------
               Software -- continued
       2,100   Electronic Arts, Inc. (c)........................................   $     104,517
       1,400   Fair Issac & Co., Inc............................................          59,780
       1,900   First Data Corp..................................................          67,279
       4,000   Global Payments, Inc.............................................         128,040
       1,600   Intuit, Inc. (c).................................................          75,072
      20,000   Legato Systems, Inc. (c) (d).....................................         100,600
       2,125   Mercury Interactive Corp. (c)....................................          62,879
      47,700   Micromuse, Inc. (c)..............................................         182,214
      20,100   Microsoft Corp. (c)..............................................       1,039,170
      17,000   MicroStrategy, Inc., Class A (c) (d).............................         256,700
      13,900   Oracle Corp. (c).................................................         150,120
       6,750   PeopleSoft, Inc. (c).............................................         123,525
       1,150   Pixar (c) (d)....................................................          60,939
       2,200   Quest Software, Inc. (c).........................................          22,682
       4,775   Rational Software Corp. (c)......................................          49,612
       7,700   Siebel Systems, Inc. (c).........................................          57,596
      70,000   SkillSoft PLC (ADR) (c)..........................................         192,500
     166,200   Viewpoint Corp. (c)..............................................         310,794
                                                                                   -------------
                                                                                       3,446,691
                                                                                   -------------
               Textiles, Clothing & Fabrics -- 0.5%
       3,225   Coach, Inc. (c)..................................................         106,167
       1,814   Mohawk Industries, Inc. (c)......................................         103,307
       1,300   NIKE, Inc., Class B..............................................          57,811
                                                                                   -------------
                                                                                         267,285
                                                                                   -------------
               Toys/Games/Hobbies -- 0.2%
       7,000   Mattel, Inc......................................................         134,050
                                                                                   -------------
               Transportation -- 1.9%
      10,000   Airborne, Inc....................................................         148,300
       2,750   C.H. Robinson Worldwide, Inc.....................................          85,800
       2,450   Expeditors International of Washington, Inc......................          79,993
       5,049   Heartland Express, Inc. (c)......................................         115,678
       8,000   Landstar System, Inc. (c)........................................         466,880
       1,200   Swift Transportation Co., Inc. (c)...............................          24,022
       1,600   United Parcel Service, Inc., Class B.............................         100,928
           1   Werner Enterprises, Inc..........................................              22
                                                                                   -------------
                                                                                       1,021,623
                                                                                   -------------
               Total Common Stocks (Identified Cost $58,671,850)................      53,151,214
                                                                                   -------------
 Principal
   Amount        Description                                                         Value (a)
------------------------------------------------------------------------------------------------
Short Term Investments -- 15.0%
     921,716   Repurchase Agreement with Investors Bank & Trust Co. dated
               12/31/2002 at 1.00% to be repurchased at $921,767 on
               1/02/2003, collateralized by $970,444 Federal National
               Mortgage Bond, 3.52%, due 10/01/2040 valued at $968,153..........         921,716
     145,748   Bank of Montreal, 1.320%, 1/30/2003 (e)..........................         145,748
   1,441,472   BNP Paribas, 1.320%, 2/07/2003 (e)...............................       1,441,472
     864,883   Canadian Imperial Bank of Commerce, 1.225%, 5/19/2003 (e)........         864,883
     288,295   Comerica Bank, 1.400%, 11/19/2003 (e)............................         288,295
   1,441,472   Dreyfus Cash Management Plus Fund, 1.358%, 1/02/2003 (e).........       1,441,472
     144,147   Galaxy Funding, 1.353%, 2/07/2003 (e)............................         144,147
     288,295   Goldman Sachs Group, Inc., 1.363%, 1/02/2003 (e).................         288,295
     288,295   Liberty Lighthouse Funding, 1.343%, 1/14/2003 (e)................         288,295
   1,499,131   Merrimac Cash Fund, Premium Class, 1.422%, 1/02/2003 (e).........       1,499,131
     778,395   Royal Bank of Scotland, 1.33%, 1/15/2003 (e).....................         778,395
                                                                                   -------------
               Total Short Term Investments (Identified Cost $8,101,849)........       8,101,849
                                                                                   -------------
               Total Investments -- 113.2%......................................
               (Identified Cost $66,773,699) (b)................................      61,253,063
               Other assets less liabilities....................................      (7,162,935)
                                                                                   -------------
               Total Net Assets -- 100%.........................................   $  54,090,128
                                                                                   =============

(a)     See Note 2a of Notes to Financial Statements.
(b)     Federal Tax Information:
        At December 31, 2002, the net unrealized depreciation on
        investments based on cost of $68,596,354 for federal income tax purposes was as follows:
        Aggregate gross unrealized appreciation for all investments in which there is
        an excess of value over tax cost........................................   $   1,069,112
        Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value...............................      (8,412,403)
                                                                                   -------------
        Net unrealized depreciation.............................................   $  (7,343,291)
                                                                                   =============

        At December 31, 2002, the Fund had a capital loss carryover of approximately $188,696,745 of which $1,117,558 expires on December 31, 2007, $29,799,871 expires on December 31, 2008, $137,774,342 expires on
        December 31, 2009 and $20,004,974 expires on December 31, 2010. Included in these amounts is a capital loss carryover of approximately
        $14,485,723 which was acquired in the merger with Kobrick Emerging
        Growth Fund and expires on December 31, 2008. This may be available to offset future gains, if any, to the extent provided by regulations.

        For the year ended December 31, 2002, the Fund has elected to defer
        $6,139,535 of capital losses attributable to Post-October losses.
(c)     Non-income producing security.
(d) All or a portion of this security was on loan to brokers at December 31, 2002.
(e)     Represents investments of securities lending collateral.
ADR     An American Depositary Receipt (ADR) is a certificate issued by a U.S.
        bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                 STAR WORLDWIDE FUND -- SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Investments as of December 31, 2002

    Shares       Description                                                         Value (a)
------------------------------------------------------------------------------------------------
Common Stocks -- 96.0% of Total Net Assets
               Australia -- 1.7%
      41,000   Amcor, Ltd.......................................................   $     195,818
      12,800   CSL, Ltd.........................................................         155,534
     580,300   John Fairfax Holdings, Ltd.......................................       1,051,162
      52,000   News Corp., Ltd..................................................         335,820
      13,100   Rio Tinto, Ltd...................................................         250,191
                                                                                   -------------
                                                                                       1,988,525
                                                                                   -------------
               Austria -- 0.4%
      43,500   Telekom Austria AG (c)...........................................         440,239
                                                                                   -------------
               Canada -- 2.2%
      26,350   Agrium, Inc. (d).................................................         298,018
       9,954   EnCana Corp......................................................         307,470
      11,056   Fairmont Hotels & Resorts, Inc...................................         256,377
      18,900   Manulife Financial Corp. (c).....................................         410,319
       8,800   Precision Drilling Corp., Class A (c)............................         283,916
      19,400   Suncor Energy, Inc...............................................         303,998
      19,100   Toronto-Dominion Bank (The) (New York)...........................         413,515
       9,400   Toronto-Dominion Bank (The) (Toronto)............................         202,440
                                                                                   -------------
                                                                                       2,476,053
                                                                                   -------------
               China -- 0.3%
       8,700   Huaneng Power International, Inc. (ADR) (d)......................         280,401
                                                                                   -------------
               Denmark -- 0.2%
      28,100   Vestas Wind Systems A/S..........................................         279,624
                                                                                   -------------
               Finland -- 2.0%
      65,000   Metso OYJ........................................................         702,138
      41,400   Nokia OYJ........................................................         657,786
      15,700   Nokia OYJ (ADR)..................................................         243,350
      41,800   Stora Enso OYJ...................................................         440,569
       8,900   UPM-Kymmene OYJ..................................................         285,617
                                                                                   -------------
                                                                                       2,329,460
                                                                                   -------------
               France -- 8.3%
      25,800   Aventis SA.......................................................       1,401,592
      24,000   Axa (ADR) (d)....................................................         322,800
      18,900   BNP Paribas......................................................         769,664
      18,600   Chargeurs SA.....................................................         497,422
      14,000   Compagnie Generale des Etablissements Michelin, Class B..........         482,467
      10,100   Dassault Systemes SA (d).........................................         217,567
      12,900   Essilor International SA Cie Generale D'Optique..................         531,008
       7,450   Pechiney SA, Class A.............................................         261,273
       5,810   Pernod-Ricard....................................................         562,406
      27,500   Publicis Groupe..................................................         582,581
       4,200   Sanofi-Synthelabo SA.............................................         256,577
       7,100   Schneider Electric SA............................................         335,746
       7,600   Societe Generale (d).............................................         442,363
       1,800   Technip-Coflexip SA..............................................         128,745
      12,900   Thomson Multimedia SA (c)........................................         219,980
       8,295   TotalFinaElf SA..................................................       1,183,986
      80,000   Vivendi Universal SA (d).........................................       1,291,221
                                                                                   -------------
                                                                                       9,487,398
                                                                                   -------------
               Germany -- 3.5%
       6,000   Adidas-Salomon AG (d)............................................         517,873
       6,700   Altana AG (d)....................................................         304,253
      12,700   Bayerische Motoren Werke AG......................................         385,189
       5,700   Deutsche Bank AG.................................................         262,429
      10,300   Deutsche Boerse AG...............................................         412,209
       5,600   E.ON AG..........................................................         225,523
      13,500   Henkel KGaA......................................................         739,762
       3,350   SAP AG...........................................................         265,325
       8,500   Schering AG......................................................         369,501
       5,300   Siemens AG (d)...................................................         225,114
       5,200   Wella AG (d).....................................................         314,940
                                                                                   -------------
                                                                                       4,022,118
                                                                                   -------------
               Greece -- 1.1%
      29,500   Greek Organization of Football Prognostics SA....................         310,619
      19,900   Public Power Corp................................................         275,068
     117,700   Vodafone Panafon SA..............................................         671,502
                                                                                   -------------
                                                                                       1,257,189
                                                                                   -------------
               Hong Kong -- 2.0%
      55,000   China Mobile (Hong Kong), Ltd. (c)...............................         131,178
      48,600   China Mobile, Ltd. (ADR) (c).....................................         587,088
     494,700   Esprit Holdings, Ltd.............................................         830,997
   1,191,800   Giordano International, Ltd......................................         466,111
     230,000   Johnson Electric Holdings, Ltd...................................         253,637
                                                                                   -------------
                                                                                       2,269,011
                                                                                   -------------
               India -- 0.2%
       7,300   Dr. Reddy's Laboratories, Ltd. (ADR).............................         141,109
       1,700   Infosys Technologies, Ltd. (ADR) (d).............................         118,235
                                                                                   -------------
                                                                                         259,344
                                                                                   -------------
               Ireland -- 1.3%
      79,100   Anglo Irish Bank Corp., 144A.....................................         564,102
      45,900   Bank of Ireland..................................................         471,267
      56,600   Ryanair Holdings PLC (c).........................................         394,739
                                                                                   -------------
                                                                                       1,430,108
                                                                                   -------------
               Israel -- 1.0%
      39,100   Orbotech, Ltd. (c) (d)...........................................         537,977
      16,400   Teva Pharmaceutical Industries, Ltd. (ADR) (d)...................         633,204
                                                                                   -------------
                                                                                       1,171,181
                                                                                   -------------
               Italy -- 3.3%
      86,227   Banco Popolare di Verona e Novara Scrl...........................         961,277
      34,100   Eni SpA (d)......................................................         541,800
      79,900   Fila Holding SpA (ADR) (c).......................................         105,468
     128,500   IntesaBci SpA....................................................         270,876
      35,300   Mediaset SpA.....................................................         268,772
      20,300   Saipem SpA.......................................................         135,615
      92,000   San Paolo IMI SpA................................................         598,207
     209,500   UniCredito Italiano SpA (d)......................................         837,107
                                                                                   -------------
                                                                                       3,719,122
                                                                                   -------------
               Japan -- 8.5%
      16,700   Bridgestone Corp. (d)............................................         206,711
      26,000   Canon, Inc.......................................................         978,612
     185,000   Daiwa Securities Group, Inc......................................         820,941
       6,000   Fanuc, Ltd.......................................................         265,241
          43   Fuji Television Network, Inc.....................................         173,072
      13,000   Fujisawa Pharmaceutical Co., Ltd.................................         297,196
       1,100   Funai Electric Co., Ltd..........................................         128,562
      18,500   Honda Motor Co., Ltd.............................................         683,858
          76   Japan Telecom Holdings Co., Ltd..................................         235,500
      26,375   JFE Holdings, Inc. (c)...........................................         320,027
      48,000   JGC Corp.........................................................         268,373
       1,700   Keyence Corp.....................................................         295,596
      33,700   Meitec Corp......................................................         822,920
      51,200   Nissan Motor Co., Ltd............................................         399,219
      12,800   Nitto Denko Corp. (d)............................................         364,298
         355   NTT DoCoMo, Inc..................................................         654,640

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
           STAR WORLDWIDE FUND -- SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

Investments as of December 31, 2002

    Shares       Description                                                         Value (a)
------------------------------------------------------------------------------------------------
               Japan -- continued
       9,300   ORIX Corp. (ADR).................................................   $     298,902
       4,600   Rohm Co., Ltd....................................................         585,264
       7,900   Shin-Etsu Chemical Co., Ltd. (d).................................         258,766
      29,000   Shiseido Co., Ltd................................................         376,785
       3,000   SMC Corp.........................................................         281,408
       5,900   Sony Corp. (d)...................................................         246,413
      13,000   Takeda Chemical Industries, Ltd..................................         542,944
       5,400   Uni-Charm Corp...................................................         214,163
                                                                                   -------------
                                                                                       9,719,411
                                                                                   -------------
               Mexico -- 1.2%
      13,600   Coca-Cola Femsa SA (ADR).........................................         243,440
      12,000   Fomento Economico Mexicano SA de CV (ADR)........................         437,040
      20,400   Grupo Televisa SA (ADR) (c)......................................         569,772
      52,400   Wal-Mart de Mexico SA de CV, Series V............................         118,730
                                                                                   -------------
                                                                                       1,368,982
                                                                                   -------------
               Netherlands -- 5.8%
      20,427   Aegon NV.........................................................         262,077
      27,200   Akzo Nobel NV....................................................         862,341
       7,400   DSM NV...........................................................         336,661
      37,300   Euronext NV......................................................         810,142
      30,900   Hunter Douglas NV................................................         925,202
      49,100   ING Groep NV.....................................................         831,107
      73,100   Koninklijke (Royal) KPN NV (c)...................................         475,314
       7,400   Koninklijke (Royal) Philips Electronics NV.......................         129,605
      22,000   Koninklijke (Royal) Philips Electronics NV (ADR).................         388,960
      32,300   Koninklijke Ahold NV.............................................         409,883
       8,800   Unilever NV......................................................         543,048
      65,300   Vodafone Libertel NV (c).........................................         697,161
                                                                                   -------------
                                                                                       6,671,501
                                                                                   -------------
               Norway -- 0.3%
      51,700   Tomra Systems ASA................................................         336,189
                                                                                   -------------
               Panama -- 0.0%
       7,600   Banco Latinoamericano de Exportaciones SA, Class E (c)...........          34,580
                                                                                   -------------
               Republic of Korea -- 1.8%
       4,155   Kookmin Bank.....................................................         147,135
       7,500   Kookmin Bank (ADR) (c)...........................................         265,125
       2,870   Kumgang Korea Chemical Co., Ltd..................................         283,116
         900   Lotte Chilsung Beverage Co., Ltd.................................         424,940
       1,650   Samsung Electronics Co., Ltd.....................................         436,828
       2,510   SK Telecom Co., Ltd..............................................         484,625
                                                                                   -------------
                                                                                       2,041,769
                                                                                   -------------
               Russia -- 0.2%
       4,200   LUKOIL (ADR) (d).................................................         257,250
                                                                                   -------------
               Singapore -- 0.3%
       1,043   Haw Par Corp., Ltd...............................................           1,960
      20,000   Singapore Press Holdings, Ltd....................................         209,841
      25,516   United Overseas Bank, Ltd........................................         173,573
                                                                                   -------------
                                                                                         385,374
                                                                                   -------------
               South Africa -- 0.4%
       2,200   Impala Platinum Holdings, Ltd....................................         139,817
      25,500   Sappi, Ltd.......................................................         340,476
                                                                                   -------------
                                                                                         480,293
                                                                                   -------------
               Spain -- 1.1%
       6,100   Altadis SA.......................................................         139,079
      60,400   Amadeus Global Travel Distribution SA............................         248,944
       6,300   Banco Popular Espanol............................................         257,480
      11,200   Grupo Ferrovial SA...............................................         283,666
      32,172   Telefonica SA (c)................................................         287,805
                                                                                   -------------
                                                                                       1,216,974
                                                                                   -------------
               Sweden -- 2.4%
      36,900   Autoliv, Inc. (SDR)..............................................         757,522
     114,400   Gambro AB........................................................         638,114
      18,500   Svenska Handelsbanken AB.........................................         246,808
   1,506,000   Telefonaktiebolaget LM Ericsson (c)..............................       1,056,538
                                                                                   -------------
                                                                                       2,698,982
                                                                                   -------------
               Switzerland -- 4.5%
       6,867   Adecco SA........................................................         269,041
       7,400   Converium Holding AG (c) (d).....................................         358,392
      43,300   Credit Suisse Group (c)..........................................         938,991
       1,590   Givaudan SA......................................................         712,592
       1,200   Nestle SA........................................................         254,156
       4,700   Nobel Biocare Holding AG (c).....................................         302,031
      12,800   Novartis AG......................................................         466,792
      21,100   STMicroelectronics NV (d)........................................         411,661
       3,200   Swatch Group AG, Class B.........................................         266,011
       4,060   Swiss Reinsurance................................................         266,186
      19,100   UBS AG (c).......................................................         927,801
                                                                                   -------------
                                                                                       5,173,654
                                                                                   -------------
               Taiwan -- 0.2%
      36,430   Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (c)...........         256,832
                                                                                   -------------
               Thailand -- 0.1%
       4,750   Siam Cement Public Co. (The), Ltd................................         137,601
                                                                                   -------------
               United Kingdom -- 14.4%
     706,400   Aegis Group PLC..................................................         889,719
      48,800   Amvescap PLC.....................................................         312,623
      14,800   Anglo American PLC...............................................         219,759
     101,700   Associates British Ports Holdings PLC............................         651,921
      98,800   Barclays PLC.....................................................         612,260
     147,096   BHP Billiton PLC.................................................         785,470
      40,300   BP PLC...........................................................         276,657
       6,700   BP PLC (ADR).....................................................         272,355
      43,400   British Sky Broadcasting PLC (c).................................         446,384
      19,000   Cadbury Schweppes PLC............................................         118,354
      94,000   Centrica PLC.....................................................         258,727
     104,800   Diageo PLC.......................................................       1,138,631
     594,700   Enodis PLC (c)...................................................         469,042
     341,000   FKI PLC..........................................................         483,009
      87,935   GlaxoSmithKline PLC..............................................       1,682,913
     120,600   Hilton Group PLC.................................................         324,177
      68,300   Imperial Chemical Industries PLC.................................         252,852
      10,900   Imperial Tobacco Group PLC.......................................         185,096
     338,900   Invensys PLC.....................................................         287,748
     108,950   Kingfisher PLC...................................................         390,189
      46,859   Lloyds TSB Group PLC.............................................         336,392
     443,700   Michael Page International PLC...................................         782,027
      55,854   Pearson PLC......................................................         516,490
      22,445   Reckitt Benckiser PLC............................................         435,336
     233,188   Rolls-Royce PLC..................................................         404,428
      22,100   Royal Bank of Scotland Group PLC.................................         529,314
     298,000   Signet Group PLC.................................................         326,169
      50,400   Smith & Nephew PLC...............................................         308,676

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
           STAR WORLDWIDE FUND -- SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

Investments as of December 31, 2002

    Shares       Description                                                         Value (a)
------------------------------------------------------------------------------------------------
               United Kingdom -- continued
     306,100   Somerfield PLC...................................................   $     421,257
      22,132   Standard Chartered PLC...........................................         251,503
      83,000   Tesco PLC........................................................         259,178
     744,439   Vodafone Group PLC...............................................       1,357,017
      57,100   William Hill PLC.................................................         208,632
       6,600   WPP Group PLC (ADR) (d)..........................................         250,008
                                                                                   -------------
                                                                                      16,444,313
                                                                                   -------------
               United States -- 27.3%
      10,600   Abbott Laboratories..............................................         424,000
      71,300   AOL Time Warner, Inc. (c)........................................         934,030
      14,200   Boeing Co. (The).................................................         468,458
       6,400   Bristol-Myers Squibb Co..........................................         148,160
      21,400   Burlington Resources, Inc........................................         912,710
      78,000   Cendant Corp. (c) (d)............................................         817,440
      46,900   Comcast Corp., Special Class A (c) (d)...........................       1,058,064
      14,595   ConocoPhillips...................................................         706,252
      13,353   Del Monte Foods Co. (c)..........................................         102,818
      22,500   Duke Energy Corp.................................................         439,650
      40,200   Electronic Data Systems Corp.....................................         740,886
      13,900   Fannie Mae.......................................................         894,187
      23,400   First Data Corp..................................................         828,594
      15,500   Fortune Brands, Inc..............................................         720,905
       6,900   Gannett Co., Inc.................................................         495,420
      75,500   Gap (The), Inc...................................................       1,171,760
      13,000   General Mills, Inc...............................................         610,350
      85,000   General Motors Corp., Class H (Hughes Electronics Corp.) (c).....         909,500
      38,200   Guidant Corp. (c)................................................       1,178,470
      29,900   H.J. Heinz Co....................................................         982,813
      30,400   Home Depot, Inc..................................................         728,384
      33,400   Honeywell International, Inc.....................................         801,600
       5,800   Illinois Tool Works, Inc.........................................         376,188
      72,100   Interpublic Group of Cos. (The), Inc.............................       1,015,168
      22,000   Kraft Foods, Inc.................................................         856,460
      63,400   Kroger Co. (The) (c).............................................         979,530
     148,000   Liberty Media Corp. (c)..........................................       1,323,120
      44,900   Masco Corp.......................................................         945,145
      16,700   Mattel, Inc......................................................         319,805
      48,100   McDonald's Corp..................................................         773,448
      19,400   Merck & Co., Inc.................................................       1,098,234
      50,600   Motorola, Inc....................................................         437,690
      36,200   Safeway, Inc. (c)................................................         845,632
      31,300   Sprint Corp. (FON Group).........................................         453,224
      41,600   TXU Corp.........................................................         777,088
      41,100   US Bancorp.......................................................         872,142
      56,100   Walt Disney Co. (The)............................................         914,991
      42,200   Washington Mutual, Inc...........................................       1,457,166
      32,200   Waste Management, Inc............................................         738,024
     117,200   Xerox Corp. (c) (d)..............................................         943,460
                                                                                   -------------
                                                                                      31,200,966
                                                                                   -------------
               Total Common Stocks
               (Identified Cost $115,778,727)...................................     109,834,444
                                                                                   -------------
Preferred Stocks -- 0.6%
               Germany -- 0.6%
       1,581   Porsche AG (d)...................................................         656,597
                                                                                   -------------
               Total Preferred Stocks
               (Identified Cost $566,097).......................................         656,597
                                                                                   -------------
 Principal
   Amount        Description                                                         Value (a)
------------------------------------------------------------------------------------------------
Short Term Investments -- 10.1%
   3,277,613   Repurchase Agreement with Investors Bank & Trust Co. dated
               12/31/2002 at 1.00% to be repurchased at $3,277,795 on
               1/02/2003, collateralized by $3,439,728 Federal National
               Mortgage Bond, 1.92%, due 2/25/2032 valued at 3,447,089                 3,277,613
     168,931   Bank of Montreal, 1.320%, 1/30/2003 (e)..........................         168,931
   1,670,759   BNP Paribas, 1.320%, 2/07/2003 (e)...............................       1,670,759
   1,002,455   Canadian Imperial Bank of Commerce, 1.225%, 5/19/2003 (e)........       1,002,455
     334,152   Comerica Bank, 1.400%, 11/19/2003 (e)............................         334,152
   1,670,759   Dreyfus Cash Management Plus Fund, 1.358%, 1/02/2003 (e).........       1,670,759
     167,076   Galaxy Funding, 1.353%, 2/07/2003 (e)............................         167,076
     334,152   Goldman Sachs Group, Inc., 1.363%, 1/02/2003 (e).................         334,152
     334,152   Liberty Lighthouse Funding, 1.343%, 1/14/2003 (e)................         334,152
   1,737,589   Merrimac Cash Fund, Premium Class, 1.422%, 1/02/2003 (e).........       1,737,589
     902,210   Royal Bank of Scotland, 1.33%, 1/15/2003 (e).....................         902,210
                                                                                   -------------
               Total Short Term Investments (Identified Cost $11,599,849).......      11,599,848
                                                                                   -------------
               Total Investments-- 106.7%.......................................
               (Identified Cost $127,944,673) (b)...............................     122,090,889
               Other assets less liabilities....................................      (7,719,844)
                                                                                   -------------
               Total Net Assets-- 100%..........................................   $ 114,371,045
                                                                                   =============

(a)     See Note 2a of Notes to Financial Statements.
(b)     Federal Tax Information:
        At December 31, 2002, the net unrealized depreciation on investments based on cost of $130,065,272 for federal income tax purposes was as follows:
        Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost...............................   $   5,233,730
        Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value...............................     (13,208,113)
                                                                                   -------------
        Net unrealized depreciation.............................................   $  (7,974,383)
                                                                                   =============
        At December 31, 2002, the Fund had a capital loss carryover of approximately $33,997,680 of which $26,125,963 expires on December 31,
        2009 and $7,871,717 expires on December 31, 2010.

        For the year ended December 31, 2002, the Fund has elected to defer
        $3,456,692 of capital losses and $39,371 of foreign currency losses attributable to Post-October losses.

        At December 31, 2002, there was no undistributed ordinary income or long-term capital gains except for unrealized appreciation/depreciation disclosed on a tax basis.
(c)     Non-income producing security.
(d)     All or a portion of this security was on loan to brokers at December 31,
        2002.
(e)     Represents investments of securities lending collateral.
ADR     An American Depositary Receipt (ADR) is a certificate issued by a U.S.
        bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
SDR     Swedish Depositary Receipt
144A    Securities exempt from registration under Rule 144A of the Securities
        Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $564,102 or 0.5% of net assets.

Industry Holdings at December 31, 2002 (unaudited)

Banking                                                                   11.2%
Media - Broadcasting & Publishing                                          7.5%
Communications                                                             6.9%
Pharmaceuticals                                                            6.9%
Financial Services                                                         6.5%
Beverages, Food & Tobacco                                                  5.9%
Oil & Gas                                                                  4.7%
Chemicals                                                                  3.6%
Automotive                                                                 3.1%
Medical Supplies                                                           2.7%
Food Retailers                                                             2.6%
Advertising                                                                2.4%
Insurance                                                                  2.0%
Other, less than 2% each                                                  34.0%

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENTS OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31, 2002

                                                   Star Value    Star Small Cap    Star Advisers      Star Growth    Star Worldwide
                                                      Fund            Fund             Fund              Fund             Fund
                                                   ----------    --------------    -------------      -----------    --------------
ASSETS
  Investments at cost .......................... $ 145,670,288   $ 122,298,962    $   758,332,028    $  66,773,699    $ 127,944,673
  Net unrealized depreciation ..................    (2,000,878)     (4,575,084)       (39,169,214)      (5,520,636)      (5,853,784)
                                                 -------------   -------------    ---------------    -------------    -------------
    Investments at value .......................   143,669,410     117,723,878        719,162,814       61,253,063      122,090,889
  Cash .........................................            --              --                 --               --            2,239
  Foreign cash at value (identified
   cost $49,908) ...............................            --              --                 --               --           51,126
  Receivable for Fund shares sold ..............        73,853          46,200            329,744           18,593          101,397
  Receivable for securities sold ...............       723,830       1,405,064          6,507,192          445,909        1,023,986
  Dividends and interest receivable ............       208,532          56,696            608,413           50,107          143,337
  Tax reclaims receivable ......................            --              --              7,607               --          101,784
  Receivable from investment adviser ...........            --              --                 --           54,825               --
  Securities lending income receivable .........         2,317           9,734             47,006            3,630           14,150
                                                 -------------   -------------    ---------------    -------------    -------------
    TOTAL ASSETS ...............................   144,677,942     119,241,572        726,662,776       61,826,127      123,528,908
                                                 -------------   -------------    ---------------    -------------    -------------
LIABILITIES
  Collateral on securities loaned, at value ....    14,066,215      22,445,107         76,303,411        7,180,133        8,322,235
  Payable for securities purchased .............       353,782         675,834          4,074,723          173,718          235,024
  Payable for Fund shares redeemed .............       205,756         278,757          1,310,044          173,167          238,166
  Payable to custodian bank ....................        11,751              --                 --           82,139           76,589
  Management fees payable ......................        85,062          88,079            589,479               --          104,145
  Deferred Trustees' fees ......................        86,482          38,537            121,922            2,811           34,758
  Transfer agent fees payable ..................        62,641          54,645            314,507           45,936           61,956
  Accounting and administrative fees payable ...         7,848           5,604             37,503            8,493            6,626
  Other accounts payable and accrued expenses ..        48,761          69,277            168,411           69,602           78,364
                                                 -------------   -------------    ---------------    -------------    -------------
    TOTAL LIABILITIES ..........................    14,928,298      23,655,840         82,920,000        7,735,999        9,157,863
                                                 -------------   -------------    ---------------    -------------    -------------
NET ASSETS ..................................... $ 129,749,644   $  95,585,732    $   643,742,776    $  54,090,128    $ 114,371,045
                                                 =============   =============    ===============    =============    =============
NET ASSETS CONSIST OF:
  Paid in capital .............................. $ 145,741,346   $ 173,898,646    $ 1,020,294,124    $ 256,245,510    $ 159,858,152
  Undistributed (overdistributed) net
    investment income (loss) ...................       (86,482)        (36,986)           (79,013)          (2,811)         (74,129)
  Accumulated net realized gain (loss) on
    investments ................................   (13,904,342)    (73,700,844)      (337,303,353)    (196,631,935)     (39,574,971)
  Net unrealized appreciation (depreciation)
    of investments and foreign currency
    transactions ...............................    (2,000,878)     (4,575,084)       (39,168,982)      (5,520,636)      (5,838,007)
                                                 -------------   -------------    ---------------    -------------    -------------
NET ASSETS ..................................... $ 129,749,644   $  95,585,732    $   643,742,776    $  54,090,128    $ 114,371,045
                                                 =============   =============    ===============    =============    =============

COMPUTATION OF NET ASSET VALUE AND OFFERING
 PRICE:
  Class A shares:
    Net assets ................................. $  99,894,309   $  38,441,157    $   269,179,845    $  25,326,417    $  50,052,670
                                                 =============   =============    ===============    =============    =============
    Shares of beneficial interest ..............    16,105,211       3,823,591         21,663,688        4,344,030        4,617,934
                                                 =============   =============    ===============    =============    =============
    Net asset value and redemption price
     per share ................................. $        6.20   $       10.05    $         12.43    $        5.83    $       10.84
                                                 =============   =============    ===============    =============    =============
    Offering price per share ................... $        6.58   $       10.66    $         13.19    $        6.19    $       11.50
                                                 =============   =============    ===============    =============    =============
  Class B shares: (redemption price is equal
  to net asset value less any applicable
  contingent deferred sales charges)
    Net assets ................................. $  27,808,127   $  46,214,500    $   282,360,590    $  24,840,559    $  53,305,523
                                                 =============   =============    ===============    =============    =============
    Shares of beneficial interest ..............     4,790,802       4,858,962         24,866,776        4,360,090        5,233,078
                                                 =============   =============    ===============    =============    =============
    Net asset value and offering price per
     share ..................................... $        5.80   $        9.51    $         11.35    $        5.70    $       10.19
                                                 =============   =============    ===============    =============    =============
  Class C shares: (redemption price is equal
  to net asset value less any applicable
  contingent deferred sales charges)
    Net assets ................................. $   2,047,208   $  10,930,075    $    54,291,009    $   3,417,691    $  11,012,852
                                                 =============   =============    ===============    =============    =============
    Shares of beneficial interest ..............       352,789       1,148,788          4,775,679          599,524        1,080,805
                                                 =============   =============    ===============    =============    =============
    Net asset value per share .................. $        5.80   $        9.51    $         11.37    $        5.70    $       10.19
                                                 =============   =============    ===============    =============    =============
    Offering price per share ................... $        5.86   $        9.61    $         11.48    $        5.76    $       10.29
                                                 =============   =============    ===============    =============    =============
  Class Y shares:
    Net assets ................................. $          --   $          --    $    37,911,332    $     505,461    $          --
                                                 =============   =============    ===============    =============    =============
    Shares of beneficial interest ..............            --              --          2,920,097           86,001               --
                                                 =============   =============    ===============    =============    =============
    Net asset value, offering and redemption
      price per share .......................... $          --   $          --    $         12.98    $        5.88    $          --
                                                 =============   =============    ===============    =============    =============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended December 31, 2002

                                                       Star Value    Star Small Cap   Star Advisers    Star Growth    Star Worldwide
                                                          Fund            Fund             Fund            Fund            Fund
                                                       ----------    --------------   -------------    -----------    --------------
INVESTMENT INCOME
    Dividends .....................................   $  2,259,381    $    412,977    $   8,810,549    $    383,404    $  2,576,274
    Interest ......................................         53,731          53,192          379,485           8,434          56,948
    Securities lending income .....................          3,208          45,461          167,350          33,849          54,705
    Less net foreign taxes withheld ...............         (4,126)           (106)         (18,681)           (964)       (207,322)
                                                      ------------    ------------    -------------    ------------    ------------
                                                         2,312,194         511,524        9,338,703         424,723       2,480,605
                                                      ------------    ------------    -------------    ------------    ------------
  Expenses
    Management fees ...............................      1,212,277       1,369,520        8,746,516         787,005       1,506,394
    Service fees - Class A ........................        290,736         130,449          809,378          98,792         153,424
    Service and distribution fees - Class B .......        357,869         622,787        3,901,226         338,509         682,589
    Service and distribution fees - Class C .......         24,488         159,799          709,322          47,373         138,602
    Trustees' fees and expenses ...................          3,242           8,980           45,160          12,035          10,591
    Accounting and administrative .................         91,232          72,774          467,413         100,000          80,628
    Custodian .....................................        122,939         185,066          242,182         151,161         295,121
    Transfer agent fees - Class A, Class B, Class C        705,976         656,194        3,511,282         521,185         723,900
    Transfer agent fees - Class Y .................          7,561              --           48,292             592              --
    Audit and tax services ........................         39,847          47,850           49,377          46,012          52,836
    Legal .........................................         18,731          20,365           81,207           9,044           9,715
    Shareholder reporting .........................         33,358          47,519          164,665          49,222          46,629
    Registration ..................................         41,663          36,858           63,639          99,106          36,121
    Miscellaneous .................................         17,047           8,363           58,797          26,412          16,905
                                                      ------------    ------------    -------------    ------------    ------------
  Total expenses before reductions ................      2,966,966       3,366,524       18,898,456       2,286,448       3,753,455
                                                      ------------    ------------    -------------    ------------    ------------
    Less reimbursement/waiver .....................             --              --               --        (815,944)             --
    Less reductions ...............................        (79,355)        (30,906)        (143,095)         (9,339)        (14,023)
                                                      ------------    ------------    -------------    ------------    ------------
  Net expenses ....................................      2,887,611       3,335,618       18,755,361       1,461,165       3,739,432
                                                      ------------    ------------    -------------    ------------    ------------
  Net investment (loss) ...........................       (575,417)     (2,824,094)      (9,416,658)     (1,036,442)     (1,258,827)
                                                      ------------    ------------    -------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

  Realized gain (loss) on:
    Investments - net (a) .........................     (8,408,946)    (29,893,739)     (70,944,946)    (20,712,037)     (9,461,701)
    Foreign currency transactions - net ...........             --          (4,420)         (15,203)         (1,068)       (282,199)
  Change in unrealized appreciation
   (depreciation) on:
    Investments - net .............................    (26,667,565)    (17,537,838)    (128,832,665)    (12,306,666)    (14,440,134)
    Foreign currency transactions - net ...........             --              --              290              --          17,010
                                                      ------------    ------------    -------------    ------------    ------------
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions ..................................    (35,076,511)    (47,435,997)    (199,792,524)    (33,019,771)    (24,167,024)
                                                      ------------    ------------    -------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .......................   $(35,651,928)   $(50,260,091)   $(209,209,182)   $(34,056,213)   $(25,425,851)
                                                      ============    ============    =============    ============    ============

(a) Net of foreign tax expense for Star Worldwide Fund of $1,595.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Star Value Fund         Star Small Cap Fund
                                                                        ------------------------------  --------------------
                                                                          Year Ended       Year Ended        Year Ended
                                                                          December 31,    December 31,      December 31,
                                                                             2002             2001              2002
                                                                        -------------    -------------     -------------
FROM OPERATIONS:
  Net investment income (loss) ......................................   $    (575,417)   $    (873,338)    $  (2,824,094)
  Net realized gain (loss) on investments
    and foreign currency transactions ...............................      (8,408,946)       8,287,497       (29,898,159)
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions ...............................     (26,667,565)      (5,092,825)      (17,537,838)
                                                                        -------------    -------------     -------------
  Increase (decrease) in net assets resulting from operations .......     (35,651,928)       2,321,334       (50,260,091)
                                                                        -------------    -------------     -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  NET INVESTMENT INCOME
    Class A .........................................................              --               --                --
    Class B .........................................................              --               --                --
    Class C .........................................................              --               --                --
Short-Term capital gain
    Class A .........................................................              --               --                --
    Class B .........................................................              --               --                --
    Class C .........................................................              --               --                --
    Class Y .........................................................              --               --                --
Long-term capital gain
    Class A .........................................................              --               --                --
    Class B .........................................................              --               --                --
    Class C .........................................................              --               --                --
                                                                        -------------    -------------     -------------
                                                                                   --               --                --
                                                                        -------------    -------------     -------------
INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS ...........................     (28,244,913)     (19,845,566)      (28,134,325)
                                                                        -------------    -------------     -------------
  Total increase (decrease) in net assets ...........................     (63,896,841)     (17,524,232)      (78,394,416)
  NET ASSETS
  Beginning of period ...............................................     193,646,485      211,170,717       173,980,148
                                                                        -------------    -------------     -------------
  End of period .....................................................   $ 129,749,644    $ 193,646,485     $  95,585,732
                                                                        =============    =============     =============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)  .......   $     (86,482)   $     (96,716)    $     (36,986)
                                                                        =============    =============     =============

                                                                     Star Small Cap Fund               Star Advisers Fund
                                                                     -------------------        --------------------------------
                                                                          Year Ended              Year Ended         Year Ended
                                                                         December 31,            December 31,       December 31,
                                                                             2001                    2002               2001
                                                                        -------------           -------------      -------------
FROM OPERATIONS:
  Net investment income (loss) ......................................   $  (3,473,648)         $    (9,416,658)   $    (7,990,353)
  Net realized gain (loss) on investments
    and foreign currency transactions ...............................     (30,791,760)             (70,960,149)      (162,888,684)
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions ...............................       5,159,139             (128,832,375)        36,738,426
                                                                        -------------          ---------------    ---------------
  Increase (decrease) in net assets resulting from operations .......     (29,106,269)            (209,209,182)      (134,140,611)
                                                                        -------------          ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  NET INVESTMENT INCOME
    Class A .........................................................              --                       --                 --
    Class B .........................................................              --                       --                 --
    Class C .........................................................              --                       --                 --
Short-Term capital gain
    Class A .........................................................              --                       --           (191,758)
    Class B .........................................................              --                       --           (262,838)
    Class C .........................................................              --                       --            (47,582)
    Class Y .........................................................              --                       --            (26,139)
Long-term capital gain
    Class A .........................................................              --                       --                 --
    Class B .........................................................              --                       --                 --
    Class C .........................................................              --                       --                 --
                                                                        -------------          ---------------    ---------------
                                                                                   --                       --           (528,317)
                                                                        -------------          ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS ...........................     (21,799,945)            (171,282,496)      (207,914,383)
                                                                        -------------          ---------------    ---------------
  Total increase (decrease) in net assets ...........................     (50,906,214)            (380,491,678)      (342,583,311)
  NET ASSETS
  Beginning of period ...............................................     224,886,362            1,024,234,454      1,366,817,765
                                                                        -------------          ---------------    ---------------
  End of period .....................................................   $ 173,980,148          $   643,742,776    $ 1,024,234,454
                                                                        =============          ===============    ===============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)  .......   $     (41,124)         $       (79,013)   $       (45,881)
                                                                        =============          ===============    ===============


                                                                                            Star Growth Fund
                                                                        --------------------------------------------------------
                                                                                         For the Period
                                                                          Year Ended     October 1, 2001
                                                                         December 31,        through             Year Ended
                                                                             2002       December 31, 2001*   September 30, 2001*
                                                                        -------------   ------------------   -------------------
FROM OPERATIONS:
  Net investment income (loss) ......................................   $  (1,036,442)   $    (290,161)         $  (1,072,924)
  Net realized gain (loss) on investments
    and foreign currency transactions ...............................     (20,713,105)      (5,764,389)          (119,814,034)
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions ...............................     (12,306,666)      21,970,023            (46,597,520)
                                                                        -------------    -------------          -------------
  Increase (decrease) in net assets resulting from operations .......     (34,056,213)      15,915,473           (167,484,478)
                                                                        -------------    -------------          -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  NET INVESTMENT INCOME
    Class A .........................................................              --               --                     --
    Class B .........................................................              --               --                     --
    Class C .........................................................              --               --                     --
Short-Term capital gain
    Class A .........................................................              --               --                     --
    Class B .........................................................              --               --                     --
    Class C .........................................................              --               --                     --
    Class Y .........................................................              --               --                     --
Long-term capital gain
    Class A .........................................................              --               --                     --
    Class B .........................................................              --               --                     --
    Class C .........................................................              --               --                     --
                                                                        -------------    -------------          -------------
                                                                                   --               --                     --
                                                                        -------------    -------------          -------------
INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS ...........................     (27,361,536)      32,850,356            (91,283,767)
                                                                        -------------    -------------          -------------
  Total increase (decrease) in net assets ...........................     (61,417,749)      48,765,829           (258,768,245)
  NET ASSETS
  Beginning of period ...............................................     115,507,877       66,742,048            325,510,293
                                                                        -------------    -------------          -------------
  End of period .....................................................   $  54,090,128    $ 115,507,877          $  66,742,048
                                                                        =============    =============          =============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)  .......   $      (2,811)   $          --          $     (20,873)
                                                                        =============    =============          =============

                                                                              Star Worldwide Fund
                                                                        ------------------------------
                                                                          Year Ended       Year Ended
                                                                         December 31,     December 31,
                                                                             2002             2001
                                                                        -------------    -------------
FROM OPERATIONS:
  Net investment income (loss) ......................................   $  (1,258,827)   $   1,073,576
  Net realized gain (loss) on investments
    and foreign currency transactions ...............................      (9,743,900)     (21,329,192)
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions ...............................     (14,423,124)      (1,661,901)
                                                                        -------------    -------------
  Increase (decrease) in net assets resulting from operations .......     (25,425,851)     (21,917,517)
                                                                        -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  NET INVESTMENT INCOME
    Class A .........................................................        (253,247)        (174,000)
    Class B .........................................................        (301,693)         (65,119)
    Class C .........................................................         (61,598)         (12,871)
Short-Term capital gain
    Class A .........................................................              --               --
    Class B .........................................................              --               --
    Class C .........................................................              --               --
    Class Y .........................................................              --               --
Long-term capital gain
    Class A .........................................................              --         (471,082)
    Class B .........................................................              --         (564,700)
    Class C .........................................................              --         (114,649)
                                                                        -------------    -------------
                                                                             (616,538)      (1,402,421)
                                                                        -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS ...........................     (30,476,178)     (46,696,441)
                                                                        -------------    -------------
  Total increase (decrease) in net assets ...........................     (56,518,567)     (70,016,379)
  NET ASSETS
  Beginning of period ...............................................     170,889,612      240,905,991
                                                                        -------------    -------------
  End of period .....................................................   $ 114,371,045    $ 170,889,612
                                                                        =============    =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)  .......   $     (74,129)   $     510,341
                                                                        =============    =============

*Financial information for Kobrick Capital Fund which was reorganized into CDC Nvest Star Growth Fund on November 16, 2001.

                See accompanying notes to financial statements.


                                     36 & 37

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period.

                                         Income (loss) from investment operations:              Less distributions:
                                     -------------------------------------------------     -----------------------------
                                      Net asset
                                        value,            Net            Net realized                       Dividends
                                      beginning        investment       and unrealized     Total from         from
                                         of              income         gain (loss) on     investment     net investment
                                     the period          (loss)          investments       operations         income
                                     ----------          ------          -----------       ----------         ------
STAR VALUE FUND
     Class A
    12/31/2002 ...............           $7.70          $(0.01)(c)          $(1.49)          $(1.50)          $   --
    12/31/2001 ...............            7.60           (0.02)(c)            0.12             0.10               --
    12/31/2000 ...............            7.45            0.01                0.14             0.15             0.00(d)
    12/31/1999 ...............            9.68            0.03               (0.71)           (0.68)           (0.02)
    12/31/1998 ...............           10.14            0.03(c)             0.59             0.62            (0.02)

     Class B
    12/31/2002 ...............            7.26           (0.06)(c)           (1.40)           (1.46)              --
    12/31/2001 ...............            7.22           (0.07)(c)            0.11             0.04               --
    12/31/2000 ...............            7.13           (0.04)               0.13             0.09             0.00(d)
    12/31/1999 ...............            9.38           (0.04)              (0.68)           (0.72)              --
    12/31/1998 ...............            9.91           (0.05)(c)            0.58             0.53               --

     Class C
    12/31/2002 ...............            7.26           (0.06)(c)           (1.40)           (1.46)              --
    12/31/2001 ...............            7.22           (0.07)(c)            0.11             0.04               --
    12/31/2000 ...............            7.14           (0.05)               0.13             0.08             0.00(d)
    12/31/1999 ...............            9.39           (0.04)              (0.68)           (0.72)              --
    12/31/1998 ...............            9.92           (0.05)(c)            0.58             0.53               --

STAR SMALL CAP FUND
     Class A
    12/31/2002 ...............          $14.52          $(0.21)(c)          $(4.26)          $(4.47)              --
    12/31/2001 ...............           16.51           (0.21)(c)           (1.78)           (1.99)              --
    12/31/2000 ...............           23.42           (0.28)              (2.30)           (2.58)              --
    12/31/1999 ...............           15.66           (0.27)              10.22             9.95               --
    12/31/1998 ...............           15.37           (0.23)               0.54             0.31               --

     Class B
    12/31/2002 ...............           13.84           (0.28)(c)           (4.05)           (4.33)              --
    12/31/2001 ...............           15.86           (0.30)(c)           (1.72)           (2.02)              --
    12/31/2000 ...............           22.85           (0.44)              (2.22)           (2.66)              --
    12/31/1999 ...............           15.43           (0.39)              10.00             9.61               --
    12/31/1998 ...............           15.26           (0.33)               0.52             0.19               --

                                                   Less distributions:
                                    -----------------------------------------------
                                    Distributions                                        Net asset
                                      from net                                             value,
                                      realized        Return of           Total            end of
                                    capital gains      capital        distributions      the period
                                    -------------      -------        -------------      ----------
STAR VALUE FUND
     Class A
    12/31/2002 ...............          $   --          $   --           $   --            $6.20
    12/31/2001 ...............              --              --               --             7.70
    12/31/2000 ...............              --              --               --             7.60
    12/31/1999 ...............           (1.53)             --            (1.55)            7.45
    12/31/1998 ...............           (1.06)             --            (1.08)            9.68

     Class B
    12/31/2002 ...............              --              --               --             5.80
    12/31/2001 ...............              --              --               --             7.26
    12/31/2000 ...............              --              --               --             7.22
    12/31/1999 ...............           (1.53)             --            (1.53)            7.13
    12/31/1998 ...............           (1.06)             --            (1.06)            9.38

     Class C
    12/31/2002 ...............              --              --               --             5.80
    12/31/2001 ...............              --              --               --             7.26
    12/31/2000 ...............              --              --               --             7.22
    12/31/1999 ...............           (1.53)             --            (1.53)            7.14
    12/31/1998 ...............           (1.06)             --            (1.06)            9.39

STAR SMALL CAP FUND
     Class A
    12/31/2002 ...............          $   --          $   --           $   --           $10.05
    12/31/2001 ...............              --              --               --            14.52
    12/31/2000 ...............           (4.33)             --            (4.33)           16.51
    12/31/1999 ...............           (2.19)             --            (2.19)           23.42
    12/31/1998 ...............           (0.02)             --            (0.02)           15.66

     Class B
    12/31/2002 ...............              --              --               --             9.51
    12/31/2001 ...............              --              --               --            13.84
    12/31/2000 ...............           (4.33)             --            (4.33)           15.86
    12/31/1999 ...............           (2.19)             --            (2.19)           22.85
    12/31/1998 ...............           (0.02)             --            (0.02)           15.43

                                                                              Ratios to average net assets:
                                                                      -------------------------------------------
                                                     Net Assets,                     Expenses after       Net
                                                       end of                           expense        investment       Portfolio
                                         Total       the period                        reductions        income          turnover
                                      return(%)(a)     (000s)         Expenses(%)        (%)((b)        (loss)(%)         rate(%)
                                      ------------     ------         -----------        -------        ---------         -------
STAR VALUE FUND
     Class A
    12/31/2002 ...............           (19.5)        $99,894            1.68            1.63            (0.21)             67
    12/31/2001 ...............             1.3         137,855            1.64            1.61            (0.28)             77
    12/31/2000 ...............             2.0         154,179            1.62            1.59             0.10             129
    12/31/1999 ...............            (6.9)        216,740            1.33            1.33             0.32              70
    12/31/1998 ...............             7.1         317,902            1.26            1.26             0.29              75

     Class B
    12/31/2002 ...............           (20.1)         27,808            2.43            2.38            (0.96)             67
    12/31/2001 ...............             0.6          44,325            2.39            2.36            (1.03)             77
    12/31/2000 ...............             1.3          45,364            2.37            2.34            (0.65)            129
    12/31/1999 ...............            (7.6)         59,497            2.08            2.08            (0.43)             70
    12/31/1998 ...............             6.3          86,243            2.01            2.01            (0.46)             75

     Class C
    12/31/2002 ...............           (20.1)          2,047            2.43            2.38            (0.96)             67
    12/31/2001 ...............             0.6           2,833            2.39            2.36            (1.03)             77
    12/31/2000 ...............             1.1           2,496            2.40            2.37            (0.68)            129
    12/31/1999 ...............            (7.6)          3,398            2.08            2.08            (0.43)             70
    12/31/1998 ...............             6.3           6,445            2.01            2.01            (0.46)             75

STAR SMALL CAP FUND
     Class A
    12/31/2002 ...............           (30.8)        $38,441            2.13            2.11            (1.72)            160
    12/31/2001 ...............           (12.1)         69,873            2.08            2.07            (1.43)            174
    12/31/2000 ...............           (12.2)         89,714            1.88            1.88            (1.19)            216
    12/31/1999 ...............            65.4          84,725            2.06            2.06            (1.54)            263
    12/31/1998 ...............             2.1          56,161            2.07            2.07            (1.52)            182

     Class B
    12/31/2002 ...............           (31.3)         46,215            2.88            2.86            (2.47)            160
    12/31/2001 ...............           (12.7)         82,060            2.83            2.82            (2.18)            174
    12/31/2000 ...............           (12.9)        107,083            2.63            2.63            (1.94)            216
    12/31/1999 ...............            64.1         102,029            2.81            2.81            (2.29)            263
    12/31/1998 ...............             1.3          61,409            2.82            2.82            (2.27)            182

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)   Amount rounds to less than $0.01 per share.

                See accompanying notes to financial statements.


                                     38 & 39

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period.

                                          Income (loss) from investment operations:              Less distributions:
                                       -------------------------------------------------     -----------------------------
                                        Net asset
                                          value,            Net            Net realized                       Dividends
                                        beginning        investment       and unrealized     Total from         from
                                           of              income         gain (loss) on     investment     net investment
                                       the period        (loss)(d)          investments       operations        income
                                       ----------        ---------          -----------       ----------        ------
STAR SMALL CAP FUND (CONTINUED)

      Class C
     12/31/2002 ...............          $13.84          $(0.28)             $(4.05)          $(4.33)          $   --
     12/31/2001 ...............           15.86           (0.30)              (1.72)           (2.02)              --
     12/31/2000 ...............           22.85           (0.44)              (2.22)           (2.66)              --
     12/31/1999 ...............           15.43           (0.39)              10.00             9.61               --
     12/31/1998 ...............           15.26           (0.33)               0.52             0.19               --

STAR ADVISERS FUND

      Class A
     12/31/2002 ...............          $15.90          $(0.11)             $(3.36)          $(3.47)          $   --
     12/31/2001 ...............           17.55           (0.05)              (1.59)           (1.64)              --
     12/31/2000 ...............           24.50           (0.06)              (3.87)           (3.93)              --
     12/31/1999 ...............           20.02           (0.12)               8.91             8.79               --
     12/31/1998 ...............           18.17           (0.05)               3.28             3.23               --

      Class B
     12/31/2002 ...............           14.64           (0.20)              (3.09)           (3.29)              --
     12/31/2001 ...............           16.29           (0.16)              (1.48)           (1.64)              --
     12/31/2000 ...............           23.14           (0.22)              (3.61)           (3.83)              --
     12/31/1999 ...............           19.23           (0.27)               8.49             8.22               --
     12/31/1998 ...............           17.63           (0.18)               3.16             2.98               --

      Class C
     12/31/2002 ...............           14.66           (0.20)              (3.09)           (3.29)              --
     12/31/2001 ...............           16.30           (0.16)              (1.47)           (1.63)              --
     12/31/2000 ...............           23.16           (0.22)              (3.62)           (3.84)              --
     12/31/1999 ...............           19.25           (0.27)               8.49             8.22               --
     12/31/1998 ...............           17.64           (0.18)               3.17             2.99               --

      Class Y
     12/31/2002 ...............           16.50           (0.02)              (3.50)           (3.52)              --
     12/31/2001 ...............           18.13            0.04               (1.66)           (1.62)              --
     12/31/2000 ...............           25.08            0.03               (3.96)           (3.93)              --
     12/31/1999 ...............           20.37           (0.07)               9.09             9.02               --
     12/31/1998 ...............           18.41            0.00(b)             3.34             3.34               --

                                                   Less distributions:
                                    -----------------------------------------------
                                    Distributions   Distributions                        Net asset
                                      from net          from                               value,
                                      realized         paid in            Total           end of          Total
                                    capital gains      capital        distributions      the period     return(%)(a)
                                    -------------      -------        -------------      ----------     ------------
STAR SMALL CAP FUND (CONTINUED)

      Class C
     12/31/2002 ...............          $   --           $   --          $   --            $9.51           (31.3)
     12/31/2001 ...............              --               --              --            13.84           (12.7)
     12/31/2000 ...............           (4.33)              --           (4.33)           15.86           (12.9)
     12/31/1999 ...............           (2.19)              --           (2.19)           22.85            64.1
     12/31/1998 ...............           (0.02)              --           (0.02)           15.43             1.3


STAR ADVISERS FUND

      Class A
     12/31/2002 ...............          $   --           $   --          $   --           $12.43           (21.8)
     12/31/2001 ...............           (0.01)              --           (0.01)           15.90            (9.4)
     12/31/2000 ...............           (3.02)              --           (3.02)           17.55           (17.0)
     12/31/1999 ...............           (4.31)              --           (4.31)           24.50            46.4
     12/31/1998 ...............           (1.38)              --           (1.38)           20.02            19.3


      Class B
     12/31/2002 ...............              --               --              --            11.35           (22.5)
     12/31/2001 ...............           (0.01)              --           (0.01)           14.64           (10.1)
     12/31/2000 ...............           (3.02)              --           (3.02)           16.29           (17.6)
     12/31/1999 ...............           (4.31)              --           (4.31)           23.14            45.4
     12/31/1998 ...............           (1.38)              --           (1.38)           19.23            18.4


      Class C
     12/31/2002 ...............              --               --              --            11.37           (22.4)
     12/31/2001 ...............           (0.01)              --           (0.01)           14.66           (10.0)
     12/31/2000 ...............           (3.02)              --           (3.02)           16.30           (17.6)
     12/31/1999 ...............           (4.31)              --           (4.31)           23.16            45.3
     12/31/1998 ...............           (1.38)              --           (1.38)           19.25            18.5


      Class Y
     12/31/2002 ...............              --               --              --            12.98           (21.3)
     12/31/2001 ...............           (0.01)              --           (0.01)           16.50            (9.0)
     12/31/2000 ...............           (3.02)              --           (3.02)           18.13           (16.6)
     12/31/1999 ...............           (4.31)              --           (4.31)           25.08            46.8
     12/31/1998 ...............           (1.38)              --           (1.38)           20.37            19.6

                                                                 Ratios to average net assets:
                                                       -------------------------------------------
                                      Net Assets,                     Expenses after       Net
                                        end of                           expense        investment       Portfolio
                                      the period                        reductions        income          turnover
                                        (000s)         Expenses(%)        (%)(c)         (loss)(%)         rate(%)
                                        ------         -----------        -------        ---------         -------
STAR SMALL CAP FUND (CONTINUED)

      Class C
     12/31/2002 ...............         $10,930            2.88            2.86           (2.47)             160
     12/31/2001 ...............          22,047            2.83            2.82           (2.18)             174
     12/31/2000 ...............          28,090            2.63            2.63           (1.94)             216
     12/31/1999 ...............          26,027            2.81            2.81           (2.29)             263
     12/31/1998 ...............          15,412            2.82            2.82           (2.27)             182


STAR ADVISERS FUND

      Class A
     12/31/2002 ...............        $269,180            1.89            1.87           (0.75)              95
     12/31/2001 ...............         389,405            1.83            1.82           (0.31)             183
     12/31/2000 ...............         525,479            1.62            1.60           (0.25)             524
     12/31/1999 ...............         619,184            1.62            1.62           (0.54)             186
     12/31/1998 ...............         443,165            1.62            1.62           (0.24)             101


      Class B
     12/31/2002 ...............         282,361            2.64            2.62           (1.50)              95
     12/31/2001 ...............         491,614            2.58            2.57           (1.06)             183
     12/31/2000 ...............         649,107            2.37            2.35           (1.00)             524
     12/31/1999 ...............         742,908            2.37            2.37           (1.29)             186
     12/31/1998 ...............         508,937            2.37            2.37           (0.99)             101


      Class C
     12/31/2002 ...............          54,291            2.64            2.62           (1.50)              95
     12/31/2001 ...............          87,245            2.58            2.57           (1.06)             183
     12/31/2000 ...............         118,921            2.37            2.35           (1.00)             524
     12/31/1999 ...............         139,710            2.37            2.37           (1.29)             186
     12/31/1998 ...............          97,849            2.37            2.37           (0.99)             101


      Class Y
     12/31/2002 ...............          37,911            1.29            1.27           (0.15)              95
     12/31/2001 ...............          55,970            1.29            1.28            0.23              183
     12/31/2000 ...............          73,310            1.25            1.23            0.12              524
     12/31/1999 ...............          75,013            1.37            1.37           (0.29)             186
     12/31/1998 ...............          42,517            1.37            1.37            0.01              101

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(b)   Amount rounds to less than $0.01 per share.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

                See accompanying notes to financial statements.


                                     40 & 41

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period.

                                         Income (loss) from investment operations:                      Less distributions:
                                       --------------------------------------------                     -------------------
                                        Net asset
                                          value,           Net        Net realized                           Dividends
                                        beginning       investment   and unrealized         Total from         from
                                           of            income      gain (loss) on         investment     net investment
                                       the period       (loss)(d)      investments          operations        income
                                       ----------       ---------      -----------          ----------        ------
STAR GROWTH FUND*

      Class A
     12/31/2002 ...............           $8.76          $(0.07)          $(2.86)             $(2.93)         $    --
     12/31/2001 ...............            7.21           (0.02)            1.57                1.55               --
     09/30/2001 ...............           19.05           (0.05)          (11.79)             (11.84)              --
     09/30/2000 ...............           17.21           (0.14)            4.35(e)             4.21               --
     09/30/1999 ...............           10.71           (0.18)            6.68                6.50               --
     09/30/1998(f) ............           10.00           (0.13)            0.84                0.71               --

      Class B
     12/31/2002 ...............            8.62           (0.12)           (2.80)              (2.92)              --
     12/31/2001 ...............            7.12           (0.03)            1.53                1.50               --
     09/30/2001 ...............           18.92           (0.13)          (11.67)             (11.80)              --
     09/30/2000(f) ............           15.64           (0.24)            3.52(e)             3.28               --

      Class C
     12/31/2002 ...............            8.63           (0.12)           (2.81)              (2.93)              --
     12/31/2001 ...............            7.12           (0.03)            1.54                1.51               --
     09/30/2001 ...............           18.93           (0.13)          (11.68)             (11.81)              --
     09/30/2000 (f) ...........           15.64           (0.25)            3.54(e)             3.29               --

      Class Y
     12/31/2002 ...............            8.80           (0.05)           (2.87)              (2.92)              --
     12/31/2001 ...............            7.25           (0.01)            1.56                1.55               --
     09/30/2001 ...............           19.09           (0.04)          (11.80)             (11.84)              --
     09/30/2000 (f) ...........           15.64           (0.08)            3.53(e)             3.45               --

STAR WORLDWIDE FUND

      Class A
     12/31/2002 ...............          $13.02          $(0.05)          $(2.08)             $(2.13)          $(0.05)
     12/31/2001 ...............           14.42            0.13            (1.42)              (1.29)           (0.03)
     12/31/2000 ...............           19.90           (0.02)           (2.43)              (2.45)              --
     12/31/1999 ...............           16.08           (0.07)            5.98                5.91               --
     12/31/1998 ...............           15.46            0.01             0.61                0.62               --

      Class B
     12/31/2002 ...............           12.32           (0.14)           (1.94)              (2.08)           (0.05)
     12/31/2001 ...............           13.74            0.03            (1.36)              (1.33)           (0.01)
     12/31/2000 ...............           19.26           (0.16)           (2.33)              (2.49)              --
     12/31/1999 ...............           15.73           (0.20)            5.82                5.62               --
     12/31/1998 ...............           15.23           (0.11)            0.61                0.50               --

      Class C
     12/31/2002 ...............           12.33           (0.14)           (1.95)              (2.09)           (0.05)
     12/31/2001 ...............           13.75            0.03            (1.36)              (1.33)           (0.01)
     12/31/2000 ...............           19.27           (0.16)           (2.33)              (2.49)              --
     12/31/1999 ...............           15.75           (0.21)            5.82                5.61               --
     12/31/1998 ...............           15.24           (0.11)            0.62                0.51               --

                                                   Less distributions:
                                    -----------------------------------------------
                                    Distributions   Distributions                        Net asset
                                      from net          from                               value,
                                      realized         paid in            Total            end of          Total
                                    capital gains      capital        distributions      the period     return(%)(a)
                                    -------------      -------        -------------      ----------     ------------
STAR GROWTH FUND*

      Class A
     12/31/2002 ...............         $    --          $    --          $    --            $5.83            (33.5)
     12/31/2001 ...............              --               --               --             8.76             21.5
     09/30/2001 ...............              --               --               --             7.21            (62.2)
     09/30/2000 ...............           (2.37)              --            (2.37)           19.05             28.0
     09/30/1999 ...............              --               --               --            17.21             60.7
     09/30/1998(f) ............              --               --               --            10.71              7.1

      Class B
     12/31/2002 ...............              --               --               --             5.70            (33.9)
     12/31/2001 ...............              --               --               --             8.62             21.1
     09/30/2001 ...............              --               --               --             7.12            (62.4)
     09/30/2000(f) ............              --               --               --            18.92            21.00

      Class C
     12/31/2002 ...............              --               --               --             5.70            (34.0)
     12/31/2001 ...............              --               --               --             8.63             21.2
     09/30/2001 ...............              --               --               --             7.12            (62.4)
     09/30/2000 (f) ...........              --               --               --            18.93             21.0

      Class Y
     12/31/2002 ...............              --               --               --             5.88            (33.2)
     12/31/2001 ...............              --               --               --             8.80             21.4
     09/30/2001 ...............              --               --               --             7.25            (62.0)
     09/30/2000 (f) ...........              --               --               --            19.09             22.1

STAR WORLDWIDE FUND

      Class A
     12/31/2002 ...............         $    --          $    --           $(0.05)          $10.84            (16.4)
     12/31/2001 ...............           (0.08)              --            (0.11)           13.02             (9.0)
     12/31/2000 ...............           (3.03)              --            (3.03)           14.42            (12.2)
     12/31/1999 ...............           (2.09)              --            (2.09)           19.90             37.6
     12/31/1998 ...............              --               --               --            16.08              4.0

      Class B
     12/31/2002 ...............                               --            (0.05)           10.19            (17.0)
     12/31/2001 ...............           (0.08)              --            (0.09)           12.32             (9.7)
     12/31/2000 ...............           (3.03)              --            (3.03)           13.74            (12.8)
     12/31/1999 ...............           (2.09)              --            (2.09)           19.26             36.6
     12/31/1998 ...............              --               --               --            15.73              3.3

      Class C
     12/31/2002 ...............              --               --            (0.05)           10.19            (17.0)
     12/31/2001 ...............           (0.08)              --            (0.09)           12.33             (9.7)
     12/31/2000 ...............           (3.03)              --            (3.03)           13.75            (12.8)
     12/31/1999 ...............           (2.09)              --            (2.09)           19.27             36.5
     12/31/1998 ...............              --               --               --            15.75              3.3

                                                             Ratios to average net assets:
                                                     ----------------------------------------------
                                      Net Assets,                     Expenses after        Net
                                        end of                           expense         investment       Portfolio
                                      the period                        reductions        income          turnover
                                        (000s)       Expenses(%)(b)     (%)(b)(c)       (loss)(%)(b)       rate(%)
                                        ------       --------------     ---------       ------------       -------
STAR GROWTH FUND*

      Class A
     12/31/2002 ...............         $25,326            1.50            1.49            (0.95)             138
     12/31/2001 ...............          60,684            1.50            1.50            (0.90)              80
     09/30/2001 ...............          34,736            1.50            1.47            (0.44)           1,371
     09/30/2000 ...............         193,897            1.51            1.48            (0.67)           1,320
     09/30/1999 ...............         102,879            1.75            1.75            (1.09)             778
     09/30/1998(f) ............          27,463            1.75            1.75            (1.38)             350

      Class B
     12/31/2002 ...............          24,841            2.25            2.24            (1.70)             138
     12/31/2001 ...............          47,106            2.25            2.25            (1.66)              80
     09/30/2001 ...............          27,248            2.25            2.22            (1.19)           1,371
     09/30/2000(f) ............          89,645            2.25            2.21            (1.29)           1,320

      Class C
     12/31/2002 ...............           3,418            2.25            2.24            (1.70)             138
     12/31/2001 ...............           7,002            2.25            2.25            (1.66)              80
     09/30/2001 ...............           4,162            2.25            2.22            (1.19)           1,371
     09/30/2000 (f) ...........          16,247            2.25            2.21            (1.32)           1,320

      Class Y
     12/31/2002 ...............             505            1.25            1.24            (0.70)             138
     12/31/2001 ...............             715            1.25            1.25            (0.28)              80
     09/30/2001 ...............             596            1.25            1.22            (0.30)           1,371
     09/30/2000 (f) ...........          25,721            1.25            1.22            (0.43)           1,320

STAR WORLDWIDE FUND

      Class A
     12/31/2002 ...............         $50,053            2.19            2.18            (0.45)              91
     12/31/2001 ...............          71,536            2.12            2.10             0.98              110
     12/31/2000 ...............         102,507            2.01            2.01            (0.13)             175
     12/31/1999 ...............         126,415            2.06            2.06            (0.42)              91
     12/31/1998 ...............         106,763            2.09            2.09             0.03               84

      Class B
     12/31/2002 ...............          53,306            2.94            2.93            (1.20)              91
     12/31/2001 ...............          82,861            2.87            2.85             0.23              110
     12/31/2000 ...............         114,450            2.76            2.76            (0.88)             175
     12/31/1999 ...............         141,338            2.81            2.81            (1.17)              91
     12/31/1998 ...............         116,305            2.84            2.84            (0.72)              84

      Class C
     12/31/2002 ...............          11,013            2.94            2.93            (1.20)              91
     12/31/2001 ...............          16,493            2.87            2.85             0.23              110
     12/31/2000 ...............          23,949            2.76            2.76            (0.88)             175
     12/31/1999 ...............          28,703            2.81            2.81            (1.17)              91
     12/31/1998 ...............          23,016            2.84            2.84            (0.72)              84

* The financial information for the periods through November 16, 2001 reflect the financial information for Kobrick Capital Fund's Class A shares, Class B shares, Class C shares and Class Y shares which were reorganized into Star Growth Fund Class A shares, Class B shares, Class C shares and Class Y shares, respectively, as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and two of the current investment managers from July 1 to November 16. Kobrick Capital Fund had a September 30 fiscal year end.
(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)   Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) Amount shown for a share outstanding does not correspond with the net realized and unrealized gains (loss) investments due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f) Class A commenced operations December 31, 1997. Class B, Class C and Class Y commenced operations October 29, 1999.

                See accompanying notes to financial statements.


                                    42 & 43

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the Year Ended December 31, 2002

1. Organization. CDC Nvest Funds Trust I ("the Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the multi-manager Star Funds of the Trust, the financial statements of the other Funds of the Trust are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC Nvest Star Value Fund (the "Star Value Fund")
CDC Nvest Star Small Cap Fund (the "Star Small Cap Fund")
CDC Nvest Star Advisers Fund (the "Star Advisers Fund")
CDC Nvest Star Growth Fund (the "Star Growth Fund")
CDC Nvest Star Worldwide Fund (the "Star Worldwide Fund")

Each Fund offers Class A, Class B, and Class C shares. Star Advisers Fund and Star Growth Fund also offer Class Y shares. Effective December 6, 2002, Star Value Class Y shares outstanding were converted to Star Value Class A Shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

d. Forward Foreign Currency Contracts. Star Advisers Fund and Star Worldwide Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell, if any, is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

For the Year Ended December 31, 2002

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, non-deductible expenses, foreign currency transactions and gains realized from passive foreign investment companies. Permanent book and tax basis differences will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

g. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the coun-terparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

3. Purchases and Sales of Securities. For the year ended December 31, 2002, purchases and sales of securities (excluding short-term investments) were as follows:

     Fund                                        Purchases              Sales
     ----                                        ---------              -----
Star Value Fund                                $105,000,862         $133,723,405
Star Small Cap Fund                             204,139,840          234,524,688
Star Advisers Fund                              767,536,276          931,215,196
Star Growth Fund                                108,516,193          137,208,957
Star Worldwide Fund                             125,367,739          157,580,430

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                             Percentage of Average Daily Net Assets
                          ---------------------------------------------------------------------------
                             First            Next            Next            Next            Over
     Fund                 $200 million    $300 million    $500 million     $1 billion      $2 billion
     ----                 ------------    ------------    ------------     ----------      ----------
Star Value Fund              0.750%          0.700%          0.650%          0.650%          0.650%
Star Small Cap Fund          1.050%          1.050%          1.050%          1.050%          1.050%
Star Advisers Fund           1.050%          1.050%          1.050%          1.000%          0.950%
Star Growth Fund             1.000%          1.000%          1.000%          1.000%          1.000%
Star Worldwide Fund          1.050%          1.050%          1.050%          1.050%          1.050%

CDC IXIS Advisers has agreed to waive a portion of its fee for the Star Growth Fund so that the effective management fee is 0.90% through April 30, 2003.

For the period ended December 31, 2002, the management fees and waivers for each Fund were as follows:

                               Gross     Waiver of       Net           Percentage of Average
                            Management   Management   Management         Daily Net Assets
Fund                           Fee          Fee          Fee            Gross          Net
----                        ----------   ----------   ----------        -----         -----
Star Value Fund             $1,212,277   $       --   $1,212,277        0.748%        0.748%
Star Small Cap Fund          1,369,520           --    1,369,520        1.050%        1.050%
Star Advisers Fund           8,746,516           --    8,746,516        1.050%        1.050%
Star Growth Fund               787,005      294,167      492,838        1.000%        0.626%
Star Worldwide Fund          1,506,394           --    1,506,394        1.050%        1.050%

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

For the Year Ended December 31, 2002

CDC IXIS Advisers has entered into subadvisory agreements for each Fund. Payments to CDC IXIS Advisers are reduced by payments to the subadvisers. The subadvisers for each of the Funds at December 31, 2002, were as follows:

Star Value Fund         Loomis, Sayles & Company, L.P. ("Loomis Sayles")
                        Harris Associates L.P.  ("Harris")
                        Vaughan, Nelson, Scarborough & McCullough, L.P. ("VNSM")
                        Westpeak Global Advisors, L.P. ("Westpeak")
Star Small Cap Fund     Loomis, Sayles & Company, L.P.
                        Harris Associates L.P.
                        Salomon Brothers Asset Management Inc.
                        RS Investment Management, L.P.
Star Advisers Fund      Loomis, Sayles & Company, L.P.
                        Harris Associates L.P.
                        Mercury Advisors
Star Growth Fund        Vaughan, Nelson, Scarborough & McCullough, L.P.
                        RS Investment Management, L.P.
                        Westpeak Global Advisors, L.P.
                        Miller Anderson
Star Worldwide Fund     Loomis, Sayles & Company, L.P.
                        Harris Associates L.P.
                        Hansberger Global Investors, Inc.

CDC IXIS Advisers, Loomis Sayles, Harris, VNSM, and Westpeak are subsidiaries of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers are also officers or Trustees of the Funds.

Mercury Advisors is a subsidiary of Merrill Lynch & Co., Inc. Miller Anderson is a subsidiary of Morgan Stanley Chase & Co., Inc. Salomon Brothers Asset Management Inc. and Harris Associates L.P. are affiliates of Salomon Smith Barney and Harris Associates Securities, L.P., respectively these firms may serve as broker/dealers for the Funds. For the year ended December 31, 2002, brokerage commissions paid by the Funds to these broker/dealers were:

Fund                         Broker/Dealer                          Commission
Star Value Fund              Harris Associates Securities, L.P.      $ 19,795
Star Small Cap Fund          Harris Associates Securities, L.P.        17,992
                             Salomon Smith Barney                      21,244
Star Advisers Fund           Harris Associates Securities, L.P.       100,149
                             Merrill Lynch                            410,770
Star Growth Fund             Morgan Stanley Chase                       8,998
Star Worldwide Fund          Harris Associates Securities, L.P.        19,961

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"), performs certain accounting and administrative services for the Funds and has subcontracted with Investors Bank & Trust Company ("IBT") to serve as subadministrator. Pursuant to an agreement among the Trust, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

        (1)     Percentage of Eligible Average Daily Net Assets

                 First               Next               Over
               $5 billion         $5 billion         $10 billion
               ----------         ----------         -----------
                 0.0350%            0.0325%            0.0300%

        or

        (2) Each Trust's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

Funds that became effective after January 1, 2001 pay an annual fee of $100,000.

For the periods ended December 31, 2002, amounts paid to CIS for accounting and administrative expense were as follows:

                                         Accounting
                                            And          Percentage of Average
Fund                                   Administrative      Daily Net Assets
----                                   --------------      ----------------
Star Value Fund                           $91,232               0.056%
Star Small Cap Fund                        72,774               0.056%
Star Advisers Fund                        467,413               0.056%
Star Growth Fund                          100,000               0.127%
Star Worldwide Fund                        80,628               0.056%

Effective January 1, 2003, the annual aggregate fee based on average daily net assets changed to 0.060% on the first $5 billion in average daily net assets, 0.050% on the next $5 billion in average daily net assets and 0.045% on average daily net assets over $10 billion. The annual aggregate minimum fee also changed to $3.4 million.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

For the Year Ended December 31, 2002

c. Transfer Agent Fees. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Classes A, B and C pay service fees monthly representing the higher amount based on the following calculations:

        (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in equity funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

           First                   Next                     Over
        $5.7 billion            $5 billion              $10.7 billion
        ------------            ----------              -------------
           0.184%                 0.180%                    0.175%

        Each Class of shares is subject to an annual class minimum of $18,000.

    or

        (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $10.1 million.

In addition, pursuant to other servicing agreements, Class A, B and C pay service fees to other firms that provide similar services for their own shareholder accounts.

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

CIS and BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the year ended December 31, 2002, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                                          Transfer Agent
Fund                                                           Fee
----                                                           ---
Star Value Fund                                              $546,585
Star Small Cap Fund                                           412,941
Star Advisers Fund                                          2,683,340
Star Growth Fund                                              243,167
Star Worldwide Fund                                           485,021

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the period ended December 31, 2002, the Funds paid the following service and distribution fees:

                                  Service Fee                Distribution Fee
                      ---------------------------------   ----------------------
Fund                    Class A     Class B     Class C      Class B     Class C
----                    -------     -------     -------      -------     -------
Star Value Fund       $ 290,736   $  89,467   $   6,122   $  268,402   $  18,366
Star Small Cap Fund     130,449     155,697      39,950      467,090     119,849
Star Advisers Fund      809,378     975,307     177,331    2,925,919     531,991
Star Growth Fund         98,792      84,627      11,843      253,882      35,530
Star Worldwide Fund     153,424     170,647      34,651      511,942     103,951

Prior to September 13, 1993 for Star Value Fund, to the extent that reimbursable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at December 31, 2002 were $1,651,994.

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the period ended December 31, 2002 were as follows:

Fund
----
Star Value Fund       $  227,367
Star Small Cap Fund      289,759
Star Growth Fund         287,218
Star Worldwide Fund      230,114
Star Advisers Fund     1,374,042

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

For the Year Ended December 31, 2002

5. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                                          Star Value Fund
                                                                                          ---------------
                                                                           Year Ended                       Year Ended
                                                                        December 31, 2002               December 31, 2001
                                                                      ----------------------          ----------------------
                                                                      Shares          Amount          Shares          Amount
                                                                      ------          ------          ------          ------
Class A
  Shares sold                                                        2,445,777    $ 16,613,347       2,160,824     $ 16,286,382
  Shares Issued in connection with the reinvestment of:
    Distributions from net realized gain                                    --              --              --               --
                                                                    ----------    ------------      ----------     ------------
                                                                     2,445,777      16,613,347       2,160,824       16,286,382
  Shares repurchased                                                (4,250,740)    (28,983,275)     (4,545,913)     (34,588,748)
                                                                    ----------    ------------      ----------     ------------
  Net increase (decrease)                                           (1,804,963)   $(12,369,928)     (2,385,089)    $(18,302,366)
                                                                    ----------    ------------      ----------     ------------

Class B
  Shares sold                                                          921,539    $  5,994,942       1,473,697     $ 10,552,622
  Shares Issued in connection with the reinvestment of:
    Distributions from net realized gain                                    --              --              --               --
                                                                    ----------    ------------      ----------     ------------
                                                                       921,539       5,994,942       1,473,697       10,552,622
  Shares repurchased                                                (2,239,360)    (14,417,915)     (1,651,773)     (11,786,347)
                                                                    ----------    ------------      ----------     ------------
  Net increase (decrease)                                           (1,317,821)   $ (8,422,973)       (178,076)    $ (1,233,725)
                                                                    ----------    ------------      ----------     ------------

Class C
  Shares sold                                                          114,036    $    746,857         192,094     $  1,382,433
  Shares Issued in connection with the reinvestment of:
    Distributions from net realized gain                                    --              --              --               --
                                                                    ----------    ------------      ----------     ------------
                                                                       114,036         746,857         192,094        1,382,433
  Shares repurchased                                                  (151,597)       (977,950)       (147,618)      (1,071,178)
                                                                    ----------    ------------      ----------     ------------
  Net increase (decrease)                                              (37,561)   $   (231,093)         44,476     $    311,255
                                                                    ----------    ------------      ----------     ------------

Class Y
  Shares sold                                                          105,740    $    748,947         194,488     $  1,485,962
  Shares Issued in connection with the reinvestment of:
    Distributions from net realized gain                                    --              --              --               --
                                                                    ----------    ------------      ----------     ------------
                                                                       105,740         748,947         194,488        1,485,962
  Shares repurchased                                                (1,219,512)     (7,969,866)       (280,796)      (2,106,692)
                                                                    ----------    ------------      ----------     ------------
  Net increase (decrease)                                           (1,113,772)   $ (7,220,919)        (86,308)    $   (620,730)
                                                                    ----------    ------------      ----------     ------------
  Increase (decrease) derived from capital shares transactions      (4,274,117)   $(28,244,913)     (2,604,997)    $(19,845,566)
                                                                    ==========    ============      ==========     ============

                                                                                       Star Small Cap Fund
                                                                                       -------------------
                                                                           Year Ended                       Year Ended
                                                                        December 31, 2002               December 31, 2001
                                                                      ----------------------          ----------------------
                                                                      Shares          Amount          Shares          Amount
                                                                      ------          ------          ------          ------
Class A
  Shares sold                                                          736,179    $  8,960,449       1,380,957     $ 19,914,050
  Shares Issued in connection with the reinvestment of:
    Distributions from net realized gain                                    --              --              --               --
                                                                    ----------    ------------      ----------     ------------
                                                                       736,179       8,960,449       1,380,957       19,914,050
  Shares repurchased                                                (1,724,993)    (20,577,752)     (2,003,202)     (28,447,251)
                                                                    ----------    ------------      ----------     ------------
  Net increase (decrease)                                             (988,814)   $(11,617,303)       (622,245)    $ (8,533,201)
                                                                    ----------    ------------      ----------     ------------

Class B
  Shares sold                                                          531,697    $  6,184,434         703,492     $  9,788,701
  Shares Issued in connection with the reinvestment of:
    Distributions from net realized gain                                    --              --              --               --
                                                                    ----------    ------------      ----------     ------------
                                                                       531,697       6,184,434         703,492        9,788,701
  Shares repurchased                                                (1,602,273)    (17,796,709)     (1,526,117)     (20,759,928)
                                                                    ----------    ------------      ----------     ------------
  Net increase (decrease)                                           (1,070,576)   $(11,612,275)       (822,625)    $(10,971,227)
                                                                    ----------    ------------      ----------     ------------

Class C
  Shares sold                                                          120,295    $  1,476,330         299,351     $  4,314,084
  Shares Issued in connection with the reinvestment of:
    Distributions from net realized gain                                    --              --              --               --
                                                                    ----------    ------------      ----------     ------------
                                                                       120,295       1,476,330         299,351        4,314,084
  Shares repurchased                                                  (564,018)     (6,381,077)       (478,222)      (6,609,601)
                                                                    ----------    ------------      ----------     ------------
  Net increase (decrease)                                             (443,723)   $ (4,904,747)       (178,871)    $ (2,295,517)
                                                                    ----------    ------------      ----------     ------------

Class Y
  Shares sold                                                               --    $         --              --     $         --
  Shares Issued in connection with the reinvestment of:
    Distributions from net realized gain                                    --              --              --               --
                                                                    ----------    ------------      ----------     ------------
                                                                            --              --              --               --
  Shares repurchased                                                        --              --              --               --
                                                                    ----------    ------------      ----------     ------------
  Net increase (decrease)                                                   --    $         --              --     $         --
                                                                    ----------    ------------      ----------     ------------
  Increase (decrease) derived from capital shares transactions      (2,503,113)   $(28,134,325)     (1,623,741)    $(21,799,945)
                                                                    ==========    ============      ==========     ============

                                                                                         Star Advisers Fund
                                                                                         ------------------
                                                                           Year Ended                         Year Ended
                                                                        December 31, 2002                 December 31, 2001
                                                                      ----------------------            ----------------------
                                                                      Shares          Amount            Shares          Amount
                                                                      ------          ------            ------          ------
Class A
  Shares sold                                                        3,770,905    $  50,623,761        1,789,375    $  28,501,976
  Shares Issued in connection with the reinvestment of:
    Distributions from net realized gain                                    --               --           11,559          185,177
                                                                   -----------    -------------      -----------    -------------
                                                                     3,770,905       50,623,761        1,800,934       28,687,153
  Shares repurchased                                                (6,593,511)     (92,141,440)      (7,251,614)    (115,138,804)
                                                                   -----------    -------------      -----------    -------------
  Net increase (decrease)                                           (2,822,606)   $ (41,517,679)      (5,450,680)   $ (86,451,651)
                                                                   -----------    -------------      -----------    -------------

Class B
  Shares sold                                                        1,746,529    $  23,065,746        2,420,842    $  35,972,004
  Shares Issued in connection with the reinvestment of:
    Distributions from net realized gain                                    --               --           16,751          248,250
                                                                   -----------    -------------      -----------    -------------
                                                                     1,746,529       23,065,746        2,437,593       36,220,254
  Shares repurchased                                               (10,451,455)    (131,822,804)      (8,724,697)    (127,875,116)
                                                                   -----------    -------------      -----------    -------------
  Net increase (decrease)                                           (8,704,926)   $(108,757,058)      (6,287,104)   $ (91,654,862)
                                                                   -----------    -------------      -----------    -------------

Class C
  Shares sold                                                          313,782    $   4,190,352          562,729    $   8,528,069
  Shares Issued in connection with the reinvestment of:
    Distributions from net realized gain                                    --               --            2,733           40,524
                                                                   -----------    -------------      -----------    -------------
                                                                       313,782        4,190,352          565,462        8,568,593
  Shares repurchased                                                (1,489,950)     (18,977,397)      (1,907,577)     (28,249,036)
                                                                   -----------    -------------      -----------    -------------
  Net increase (decrease)                                           (1,176,168)   $ (14,787,045)      (1,342,115)   $ (19,680,443)
                                                                   -----------    -------------      -----------    -------------

Class Y
  Shares sold                                                          323,399    $   4,958,101          433,169    $   7,133,436
  Shares Issued in connection with the reinvestment of:
    Distributions from net realized gain                                    --               --            1,576           26,111
                                                                   -----------    -------------      -----------    -------------
                                                                       323,399        4,958,101          434,745        7,159,547
  Shares repurchased                                                  (794,905)     (11,178,815)      (1,087,833)     (17,286,974)
                                                                   -----------    -------------      -----------    -------------
  Net increase (decrease)                                             (471,506)   $  (6,220,714)        (653,088)   $ (10,127,427)
                                                                   -----------    -------------      -----------    -------------
  Increase (decrease) derived from capital shares transactions     (13,175,206)   $(171,282,496)     (13,732,987)   $(207,914,383)
                                                                   ===========    =============      ===========    =============

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

For the Year Ended December 31, 2002

                                                                                Star Growth Fund
                                                                                ----------------
                                                                                 For the period
                                                                                 October 1, 2001
                                                       Year Ended                    through                    Year Ended
                                                    December 31, 2002           December 31, 2001*           September 30, 2001*
                                                    -----------------           ------------------           -------------------
                                                  Shares        Amount         Shares        Amount         Shares        Amount
                                                  ------        ------         ------        ------         ------        ------
Class A
  Shares sold ...............................     597,071    $  4,298,763       148,876   $  1,223,124       944,153   $ 11,322,983
  Shares issued - merger ....................          --              --     2,691,974     22,421,452            --             --
  Shares Issued in connection with the
   reinvestment of:
    Dividends from net investment income ....          --              --            --             --            --             --
    Distributions from net realized gain ....          --              --            --             --            --             --
                                               ----------    ------------     ---------   ------------    ----------   ------------
                                                  597,071       4,298,763     2,840,850     23,644,576       944,153     11,322,983
  Shares repurchased ........................  (3,183,060)    (22,677,719)     (727,677)    (6,074,385)   (6,307,082)   (72,627,653)
                                               ----------    ------------     ---------   ------------    ----------   ------------
  Net increase (decrease) ...................  (2,585,989)   $(18,378,956)    2,113,173   $ 17,570,191    (5,362,929)  $(61,304,670)
                                               ----------    ------------     ---------   ------------    ----------   ------------
Class B
  Shares sold ...............................     425,034    $  2,915,239        92,234   $    744,971       725,496   $  8,831,474
  Shares issued - merger ....................          --              --     1,888,102     15,497,541            --             --
  Shares Issued in connection with the
   reinvestment of:
    Dividends from net investment income ....          --              --            --             --            --             --
    Distributions from net realized gain ....          --              --            --             --            --             --
                                               ----------    ------------     ---------   ------------    ----------   ------------
                                                  425,034       2,915,239     1,980,336     16,242,512       725,496      8,831,474
  Shares repurchased ........................  (1,528,689)    (10,397,602)     (346,241)    (2,819,022)   (1,632,762)   (17,615,111)
                                               ----------    ------------     ---------   ------------    ----------   ------------
  Net increase (decrease) ...................  (1,103,655)   $ (7,482,363)    1,634,095   $ 13,423,490      (907,266)  $ (8,783,637)
                                               ----------    ------------     ---------   ------------    ----------   ------------
Class C
  Shares sold ...............................      63,060    $    393,988         8,956   $     75,056       169,362   $  2,177,716
  Shares issued - merger ....................          --              --       348,594      2,863,006            --             --
  Shares Issued in connection with the
   reinvestment of:
    Dividends from net investment income ....          --              --            --             --            --             --
    Distributions from net realized gain ....          --              --            --             --            --             --
                                               ----------    ------------     ---------   ------------    ----------   ------------
                                                   63,060         393,988       357,550      2,938,062       169,362      2,177,716
  Shares repurchased ........................    (275,218)     (1,924,267)     (130,615)    (1,073,193)     (443,110)    (4,757,672)
                                               ----------    ------------     ---------   ------------    ----------   ------------
  Net increase (decrease) ...................    (212,158)   $ (1,530,279)      226,935   $  1,864,869      (273,748)  $ (2,579,956)
                                               ----------    ------------     ---------   ------------    ----------   ------------
Class Y
  Shares sold ...............................      31,483    $    218,242         4,317   $     36,212       152,815   $  1,634,088
  Shares issued - merger ....................          --              --         2,927         24,508            --             --
                                               ----------    ------------     ---------   ------------    ----------   ------------
                                                   31,483         218,242         7,244         60,720       152,815      1,634,088
  Shares repurchased ........................     (26,736)       (188,180)       (8,235)       (68,914)   (1,417,821)   (20,249,592)
                                               ----------    ------------     ---------   ------------    ----------   ------------
  Net increase (decrease) ...................       4,747    $     30,062          (991)  $     (8,194)   (1,265,006)  $(18,615,504)
                                               ----------    ------------     ---------   ------------    ----------   ------------
  Increase (decrease) derived from
   capital shares transactions ..............  (3,897,055)   $(27,361,536)    3,973,212   $ 32,850,356    (7,808,949)  $(91,283,767)
                                               ==========    ============     =========   ============    ==========   ============

                                                                   Star Worldwide Fund
                                                                   -------------------
                                                       Year Ended                         Year Ended
                                                    December 31, 2002                 December 31, 2001
                                                  ----------------------            ----------------------
                                                  Shares          Amount           Shares            Amount
                                                  ------          ------           ------            ------
Class A
  Shares sold ...............................    2,426,524     $ 28,406,955       2,092,428        $ 28,098,192
  Shares issued - merger ....................           --               --              --                  --
  Shares Issued in connection with the
   reinvestment of:
    Dividends from net investment income ....       19,260          244,855          13,260             167,342
    Distributions from net realized gain ....           --               --          34,052             461,751
                                                ----------     ------------      ----------        ------------
                                                 2,445,784       28,651,810       2,139,740          28,727,285
  Shares repurchased ........................   (3,323,783)     (39,462,241)     (3,753,157)        (50,105,780)

  Net increase (decrease) ...................     (877,999)    $(10,810,431)     (1,613,417)       $(21,378,495)
                                                ----------     ------------      ----------        ------------
Class B
  Shares sold ...............................      355,735     $  4,108,819         381,585        $  4,820,286
  Shares issued - merger ....................           --               --              --                  --
  Shares Issued in connection with the
   reinvestment of:
    Dividends from net investment income ....       23,693          284,080           4,968              59,372
    Distributions from net realized gain ....           --               --          41,367             532,388
                                                ----------     ------------      ----------        ------------
                                                   379,428        4,392,899         427,920           5,412,046
  Shares repurchased ........................   (1,870,055)     (21,180,417)     (2,036,859)        (25,525,318)
                                                ----------     ------------      ----------        ------------
  Net increase (decrease) ...................   (1,490,627)    $(16,787,518)     (1,608,939)       $(20,113,272)
                                                ----------     ------------      ----------        ------------
Class C
  Shares sold ...............................      133,242     $  1,461,050         167,002        $  2,186,901
  Shares issued - merger ....................           --               --              --                  --
  Shares Issued in connection with the
   reinvestment of:
    Dividends from net investment income ....        4,909           58,859           1,009              12,062
    Distributions from net realized gain ....           --               --           8,589             110,631
                                                ----------     ------------      ----------        ------------
                                                   138,151        1,519,909         176,600           2,309,594
  Shares repurchased ........................     (394,457)      (4,398,138)       (581,701)         (7,514,268)
                                                ----------     ------------      ----------        ------------
  Net increase (decrease) ...................     (256,306)    $ (2,878,229)       (405,101)       $ (5,204,674)
                                                ----------     ------------      ----------        ------------
Class Y
  Shares sold ...............................           --     $         --              --        $         --
  Shares issued - merger ....................           --               --              --                  --
                                                ----------     ------------      ----------        ------------
                                                        --               --              --                  --
  Shares repurchased ........................           --               --              --                  --
                                                ----------     ------------      ----------        ------------
  Net increase (decrease) ...................           --     $         --              --        $         --
                                                ----------     ------------      ----------        ------------
  Increase (decrease) derived from
   capital shares transactions ..............   (2,624,932)    $(30,476,178)     (3,627,457)       $(46,696,441)
                                                ==========     ============      ==========        ============

*Financial information for Kobrick Capital Fund which was reorganized into CDC Nvest Star Growth Fund on November 16, 2001.


                                     50 & 51

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

For the Year Ended December 31, 2002

e. Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional committee and board meeting, in excess of four meetings per year, at the rate of $1,750 and $4,500, respectively. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

f. Publishing Services. CIS performs certain desktop publishing services for the Funds. Fees for these services are presented in the statements of operations as shareholder reporting. For the year ended December 31, 2002, amounts paid to CIS as compensation for these services were as follows:

                                                              Publishing
                                                               Services
Fund                                                             Fees
----                                                             ----
Star Value Fund                                                 $3,462
Star Small Cap Fund                                              3,361
Star Advisers Fund                                               2,300
Star Growth Fund                                                 3,651
Star Worldwide Fund                                              2,233

6. Line of Credit. Each Fund along with certain other portfolios that comprise the CDC Nvest Funds Trusts participate in a $50,000,000 committed line of credit provided by IBT. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.10% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 2002.

7. Security Lending. The Funds have each entered into an agreement with IBT, as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at December 31, 2002, is as follows:

                              Market Value of             Value of Collateral
Fund                         Securities on Loan                Received
----                         ------------------                --------
Star Value Fund               $  13,488,522                 $ 14,066,215
Star Small Cap Fund              20,920,171                   22,445,107
Star Advisers Fund               73,447,978                   76,303,411
Star Growth Fund                  6,762,665                    7,180,133
Star Worldwide Fund               7,941,421                    8,322,235

8. Expense Reductions. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statements of operations. For the period ended December 31, 2002, expenses were reduced under these agreements as follows:

Fund                                                    Reductions
----                                                    ----------
Star Value Fund                                         $ 79,355
Star Small Cap Fund                                       30,906
Star Advisers Fund                                       143,095
Star Growth Fund                                           9,339
Star Worldwide Fund                                       14,023

CDC IXIS Advisers has given a binding undertaking to Star Growth Fund to defer its management fees and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. For the year ended December 31, 2002, and in addition to the waiver of management fees as discussed in Note 4, $521,777 of Class level expenses have been reimbursed. This undertaking is in effect through April 30, 2003 and will be reevaluated on an annual basis.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

For the Year Ended December 31, 2002

If in the following fiscal year the actual operating expenses of the Fund that previously received a deferral or reimbursement are less than the expense limit for the Fund, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At December 31, 2002, the expense limits as a percentage of average daily net assets and amounts subject to possible reimbursement under the expense limitation agreements were as follows:

                           Expense Limit as a Percentage              Cumulative Expenses Waived
                            of Average Daily Net Assets                  or Reimbursed Subject
                  Class A    Class B         Class C       Class Y         To Future Payment
                  -------    -------         -------       -------         -----------------
Star Growth Fund   1.50%      2.25%           2.25%         1.25%               $ 815,944

9. Concentration of Risk. Star Worldwide Fund had the following geographic concentrations in excess of 10% of its total net assets at December 31, 2002:
United Kingdom 14.4%, United States 27.3%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of CDC Nvest Funds Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CDC Nvest Star Value Fund, CDC Nvest Star Small Cap Fund, CDC Nvest Star Advisers Fund, CDC Nvest Star Growth Fund and CDC Nvest Star Worldwide Fund, each a series of CDC Nvest Funds Trust I (the "Funds") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2003

--------------------------------------------------------------------------------
                             TRUSTEES' INFORMATION
--------------------------------------------------------------------------------

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

                                    Position(s) Held with                                          Number of Portfolios in
                                    Funds, Length of Time          Principal Occupation(s)         Fund Complex Overseen and
Name, Age and Address           Served and Term of Office(1)         During Past 5 Years           Other Directorships held
---------------------           ----------------------------         -------------------           ------------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (63)            Trustee (2)(3);           Douglas Dillon Professor and      27; Director, Taubman
399 Boylston Street                       19 years               Director for the Belfer Center    Centers, Inc.; Board
Boston, MA 02116                                                 of Science and International      Member, USEC Inc.
                                                                 Affairs, John F. Kennedy
                                                                 School of Government,
                                                                 Harvard University

Daniel M. Cain (58)                Trustee, Chairman (1);        President and CEO, Cain           27; Trustee, Universal
452 Fifth Avenue                           7 years               Brothers & Company, Incor-        Health Realty Income Trust;
New York, NY 10018                                               porated (investment banking)      Director, eBenX, Inc.;
                                                                                                   Director, PASC

Kenneth J. Cowan (71)             Trustee, Chairman (2)(3);      Retired                           27;
399 Boylston Street                       28 years                                                 None
Boston, MA 02116

Richard Darman (59)                    Trustee (2)(3);           Partner, The Carlyle Group        27; Director and Vice
399 Boylston Street                        7 years               (investments); Professor,         Chairman, AES Corporation
Boston, MA 02116                                                 John F. Kennedy School of
                                                                 Government, Harvard
                                                                 University

Sandra O. Moose (61)                    Trustee (1);             Senior Vice President and         27; Director, Verizon
One Exchange Place                        21 years               Director, The Boston              Communications; Director,
Boston, MA 02109                                                 Consulting Group, Inc.            Rohm and Haas Company
                                                                 (management consulting)

John A. Shane (70)                      Trustee (1);             President, Palmer Service         27; Director, Eastern Bank
200 Unicorn Park Drive                    21 years               Corporation (venture capital      Corporation; Director, Gensym
Woburn, MA 01801                                                 organization)                     Corporation; Director,
                                                                                                   Overland Storage, Inc.;
                                                                                                   Director, ABT Associates Inc.

Pendleton P. White (72)                Trustee (2)(3);           Retired                           27;
6 Breckenridge Lane                       22 years                                                 None
Savannah, GA 31411

INTERESTED TRUSTEES

John T. Hailer (42)                  President and Chief         President and Chief Executive     27;
399 Boylston Street              Executive Officer, Trustee;     Officer, CDC IXIS Asset           None(2)
Boston, MA 02116                           3 years               Management Distributors,
                                                                 L.P.; Senior Vice President,
                                                                 Fidelity Investments

--------------------------------------------------------------------------------
                              TRUSTEES' INFORMATION
--------------------------------------------------------------------------------

                                    Position(s) Held with                                          Number of Portfolios in
                                    Funds, Length of Time          Principal Occupation(s)         Fund Complex Overseen and
Name, Age and Address           Served and Term of Office(1)         During Past 5 Years           Other Directorships held
---------------------           ----------------------------         -------------------           ------------------------
INTERESTED TRUSTEES
(continued)

Peter S. Voss (56)                 Chairman of the Board,        Director, President and Chief    27;
399 Boylston Street                       Trustee;               Executive Officer, CDC IXIS      Trustee of Harris
Boston, MA 02116                          11 years               Asset Management North           Associates Investment
                                                                 America, L.P.                    Trust(3)

OFFICERS

Mark E. Bradley (43)                     Treasurer;              Senior Vice President, CDC       27;
399 Boylston Street                    Not Applicable            IXIS Asset Management            None
Boston, MA 02116                                                 Services; Senior Vice
                                                                 President, CDC IXIS Asset
                                                                 Management Advisers; Vice
                                                                 President and Assistant
                                                                 Treasurer, MFS Investment
                                                                 Management

John E. Pelletier (38)              Secretary and Clerk;         Senior Vice President,           27;
399 Boylston Street                    Not Applicable            General Counsel, Secretary       None
Boston, MA 02116                                                 and Clerk, CDC IXIS
                                                                 Distribution Corporation;
                                                                 Senior Vice President,
                                                                 General Counsel, Secretary
                                                                 and Clerk, CDC IXIS Asset
                                                                 Management Distributors,
                                                                 L.P.; Senior Vice President,
                                                                 General Counsel, Secretary
                                                                 and Clerk, CDC IXIS Asset
                                                                 Management Advisers, L.P.;
                                                                 Executive Vice President,
                                                                 General Counsel, Secretary,
                                                                 Clerk and Director, CDC
                                                                 IXIS Asset Management
                                                                 Services, Inc.

(1)   Member of Audit Committee.
(2)   Member of Contract Review Committee.
(3)   Member of Governance Committee.

1 All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72.
2 Mr. Hailer is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P.
3 Mr. Voss is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds
      Trusts: Director of CDC IXIS Asset Management Services; Director of CDC IXIS Asset Management Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates, Inc. Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Jurika & Voyles, Inc.; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Global Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McCullough, Inc.

--------------------------------------------------------------------------------
                   ADDITIONAL INFORMATION -- STAR VALUE FUND
--------------------------------------------------------------------------------

Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 29, 2002 (the "Meeting") shareholders of the CDC Nvest Star Value Fund voted for the following proposals:

1A. Proposal to amend the Fund's fundamental policy relating to diversification.

  Voted For     Voted Against  Abstained Votes  Broker Non-Votes    Total Votes
  ---------     -------------  ---------------  ----------------    -----------
11,605,239.980   361,746.312     970,682.684           0          12,937,668.976

1B. Proposal to amend the Fund's fundamental policy relating to industry concentration.

  Voted For     Voted Against  Abstained Votes   Broker Non-Votes   Total Votes
  ---------     -------------  ---------------   ----------------   -----------
11,356,836.728   581,765.469     999,066.779           0          12,937,668.976

1C. Proposal to amend the Fund's fundamental policy relating to short sales and margin purchases.

  Voted For     Voted Against  Abstained Votes   Broker Non-Votes   Total Votes
  ---------     -------------  ---------------   ----------------   -----------
11,165,674.898   692,422.024    1,079,572.054           0         12,937,668.976

1D. Proposal to amend the Fund's fundamental policy regarding borrowing.

  Voted For     Voted Against  Abstained Votes   Broker Non-Votes   Total Votes
  ---------     -------------  ---------------   ----------------   -----------
10,737,428.734  1,140,764.593   1,059,475.649           0         12,937,668.976

1E. Proposal to amend the Fund's fundamental policy regarding loans.

  Voted For     Voted Against  Abstained Votes   Broker Non-Votes   Total Votes
  ---------     -------------  ---------------   ----------------   -----------
10,777,918.423  1,132,898.025   1,026,852.528           0         12,937,668.976

1F. Proposal to amend the Fund's fundamental policy prohibiting purchases and sales of real estate.

  Voted For     Voted Against  Abstained Votes   Broker Non-Votes   Total Votes
  ---------     -------------  ---------------   ----------------   -----------
11,199,093.049   754,716.746     983,859.181            0         12,937,668.976

1G. Proposal to amend the Fund's fundamental policy prohibiting purchases and sales of commodities.

  Voted For     Voted Against  Abstained Votes   Broker Non-Votes   Total Votes
  ---------     -------------  ---------------   ----------------   -----------
10,978,935.049   959,855.359     998,878.568            0         12,937,668.976

1H. Proposal to amend the Fund's fundamental policy relating to issuing senior securities.

  Voted For     Voted Against  Abstained Votes   Broker Non-Votes   Total Votes
  ---------     -------------  ---------------   ----------------   -----------
10,999,102.509   860,931.127    1,077,635.340           0         12,937,668.976

1I. Proposal to reclassify the Fund's fundamental policy regarding options or warrants.

  Voted For     Voted Against  Abstained Votes   Broker Non-Votes   Total Votes
  ---------     -------------  ---------------   ----------------   -----------
10,936,554.185   913,702.153    1,087,412.638           0         12,937,668.976

1J. Proposal to eliminate the Fund's fundamental policy regarding pledging.

  Voted For     Voted Against  Abstained Votes   Broker Non-Votes   Total Votes
  ---------     -------------  ---------------   ----------------   -----------
10,902,581.993   886,068.997    1,149,018.006           0         12,937,668.976

--------------------------------------------------------------------------------
             ADDITIONAL INFORMATION -- STAR VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

Shareholder Meeting (unaudited). At a special shareholders' meeting held on October 29, 2002 (the "Meeting") shareholders of the CDC Nvest Star Value Fund voted for the following proposals:

1K. Proposal to eliminate the Fund's fundamental policy concerning unseasoned businesses.

  Voted For     Voted Against  Abstained Votes   Broker Non-Votes   Total Votes
  ---------     -------------  ---------------   ----------------   -----------
11,079,274.691   755,684.966    1,102,709.319           0         12,937,668.976

1L. Proposal to eliminate the Fund's fundamental policy prohibiting purchases of securities if held by the Trust's or Investment Adviser's Trustees/Directors and Officers.

  Voted For     Voted Against  Abstained Votes   Broker Non-Votes   Total Votes
  ---------     -------------  ---------------   ----------------   -----------
11,150,761.867   767,885.812    1,019,021.297           0         12,937,668.976

1M. Proposal to eliminate the Fund's fundamental policy concerning exercising control or management.

  Voted For     Voted Against  Abstained Votes   Broker Non-Votes   Total Votes
  ---------     -------------  ---------------   ----------------   -----------
11,149,457.247   769,085.253    1,019,126.476           0         12,937,668.976

1N. Proposal to eliminate the Fund's fundamental policy relating to joint trading accounts.

  Voted For     Voted Against  Abstained Votes   Broker Non-Votes   Total Votes
  ---------     -------------  ---------------   ----------------   -----------
11,185,810.433   721,090.124    1,030,768.419           0         12,937,668.976

1O. Proposal to eliminate the Fund's fundamental policy concerning investing in other investment companies.

  Voted For     Voted Against  Abstained Votes   Broker Non-Votes   Total Votes
  ---------     -------------  ---------------   ----------------   -----------
11,231,370.013   688,945.311    1,017,353.652           0         12,937,668.976

--------------------------------------------------------------------------------
                         SUPPLEMENT TO THE PROSPECTUSES
--------------------------------------------------------------------------------

                        CDC NVEST LARGE CAP GROWTH FUND
                           CDC NVEST STAR GROWTH FUND

Supplement dated February 25, 2003 to CDC Nvest Equity Funds Classes A, B and C and Class Y Prospectuses each dated May 1, 2002 as revised July 1, 2002, CDC Nvest Star Funds Classes A, B and C Prospectus dated May 1, 2002 as revised December 2, 2002 and CDC Nvest Star Funds Class Y Prospectus dated May 1, 2002 (the "Prospectuses")

Effective February 2003, William R. Berger replaced Christopher McMillin as co-portfolio manager of the CDC Nvest Large Cap Growth Fund and a segment of the CDC Nvest Star Growth Fund.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1. It's an easy way to build assets.

2. It's convenient and effortless.

3. It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5. It can help you benefit from the ups and downs of the market.

With Investment Builder, CDC Nvest Funds' automatic investment program, you can invest as little as $100 a month in your CDC Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  The Power of Monthly Investing

[CHART]

            25 YEARS
$100        $ 95,837
$200        $191,673
$500        $479,183

Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any CDC Nvest Funds. The value and return on CDC Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current CDC Nvest Funds account. To add Investment Builder to your account today, call your financial representative or CDC Nvest Funds at 800-225-5478.

Please call CDC Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

--------------------------------------------------------------------------------
                                 CDC NVEST FUNDS
--------------------------------------------------------------------------------

                         CDC Nvest AEW Real Estate Fund
                             CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                          CDC Nvest Capital Growth Fund
             CDC Nvest Cash Management Trust -- Money Market Series*
                      CDC Nvest Government Securities Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                       CDC Nvest International Equity Fund
                  CDC Nvest Jurika & Voyles Relative Value Fund
                 CDC Nvest Jurika & Voyles Small Cap Growth Fund
                         CDC Nvest Large Cap Growth Fund
                         CDC Nvest Large Cap Value Fund
                   CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                         CDC Nvest Municipal Income Fund
                              CDC Nvest Select Fund
                         CDC Nvest Short Term Bond Fund
                          CDC Nvest Star Advisers Fund
                           CDC Nvest Star Growth Fund
                          CDC Nvest Star Small Cap Fund
                            CDC Nvest Star Value Fund
                          CDC Nvest Star Worldwide Fund
                         CDC Nvest Strategic Income Fund
                         CDC Nvest Targeted Equity Fund
                    CDC Nvest Tax Exempt Money Market Trust*

*Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

--------------------------------------------------------------------------------
                               INVESTMENT MANAGERS

                           AEW Management and Advisors
                            Capital Growth Management
                           Hansberger Global Investors
                         Harris Associates/Oakmark Funds
                                 Jurika & Voyles
                            Loomis, Sayles & Company
                                Mercury Advisors

                                 Miller Anderson
                            RS Investment Management
                          Reich & Tang Asset Management
                        Salomon Brothers Asset Management
                          Vaughan, Nelson, Scarborough
                                  & McCullough
                            Westpeak Global Advisors
--------------------------------------------------------------------------------

                For current fund performance, ask your financial
              representative, access the CDC Nvest Funds website at www.cdcnvestfunds.com, or call CDC Nvest Funds at 800-225-5478 for the current edition of Fund Facts.

          This material is authorized for distribution to prospective investors when it is preceded or accompanied by the fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

             CDC IXIS Asset Management Distributors, L.P., and other
           firms selling shares of CDC Nvest Funds are members of the
          National Association of Securities Dealers, Inc. (NASD). As
            a service to investors, the NASD has asked that we inform
               you of the availability of a brochure on its Public
               Disclosure Program. The program provides access to
                  information about securities firms and their
           representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at www.NASD.com.

[LOGO] | CDC Nvest Funds(SM)                                    ----------------
               CDC IXIS Asset Management Distributors           PRESORT STANDARD
                                                                  U.S. POSTAGE
----------------------                                                PAID
    P.O. Box 8551                                                 BROCKTON, MA
                                                                 PERMIT NO. 770
Boston, Massachusetts                                           ----------------

     02266-8551
----------------------

www.cdcnvestfunds.com

                              To the household of:

Are you drowning in paper?

[GRAPHIC OMITTED]

Let E-delivery come to your rescue!

Get your next CDC Nvest Funds report or statement online instead of through the mail.

Sign up at www.cdcnvestfunds.com.

                                                                       SF58-1202